Share Class	SHORT DURATION BOND FUNDS
R	Short-Term Fund
Low Duration Fund
INTERMEDIATE DURATION BOND FUND
Total Return Fund
INTERNATIONAL BOND FUND
Foreign Bond Fund
HIGH YIELD BOND FUND
High Yield Fund
REAL RETURN STRATEGY FUND
Real Return Fund
EQUITY-RELATED FUND
StocksPLUS Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Pacific Investment Management Series prospectus.

The following is a supplement (dated November 24, 2003) to the PIMCO Funds: Pacific Investment Management Series Bond Funds Class R Shares prospectus dated July 31, 2003; please retain for your records.

Disclosure Relating to All Funds

Verification of Identity. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

9.30.03 I PIMCO Bond Funds Semi-Annual Report	1

2	PIMCO Bond Funds Semi-Annual Report I 9.30.03

Chairman’s Letter

Dear Shareholder:

Despite substantial bond market volatility in June and July, bonds bounced back late in the third quarter, leaving the Lehman Brothers Aggregate Bond Index with a modest gain of 2.35% over the past six months. Investors’ fears over the temporary fall in bond prices (as a result of rising interest rates) were alleviated as the Federal Reserve kept interest rates low.

Riskier areas of the financial markets—including stocks, high yield securities and emerging market bonds—fared the best in this environment, fueled by rising corporate profits and increasing investor interest.

These events underscore an important point: markets are unpredictable. History has shown that different asset classes and sectors perform well at different times. That is why a broadly diversified portfolio continues to be a long-term investor’s best ally. We encourage you to work with your financial advisor to develop an asset allocation plan that is right for you.

If you have any questions concerning this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107 or visit www.pimcoadvisors.com.

Once again, we thank you for the trust you have placed in us.

Sincerely,

Brent R. Harris
Chairman of the Board

October 31, 2003

9.30.03 I PIMCO Bond Funds Semi-Annual Report	3

AN INTERNATIONAL BOND FUND

PIMCO Foreign Bond Fund

•	PIMCO Foreign Bond Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	The Fund’s Class R Shares returned 0.79% for the six-month period ended September 30, 2003, outperforming the 0.53% return of the J.P. Morgan Non-U.S. Index (Hedged).

•	An overweight in short and intermediate maturity Euroland bonds was positive. These yields rose less than their global counterparts and were aided by weak growth, a stronger Euro, and a rate cut by the European Central Bank.

•	An underweight to Japanese government bonds was a strong positive. Japan was the worst performing major global bond market during the six-month period ending September 30, 2003.

•	Tactical holdings of global mortgages detracted from returns as mortgages were adversely affected by historic levels of volatility.

•	Corporate bond holdings were a positive for returns as rising profits stimulated investor demand.

•	An allocation to real return bonds was positive as longer maturity real yields rose less than Treasuries, which were more volatile during the period.

•	An underweight to the U.S. Dollar relative to the Euro, Yen and Canadian dollar was positive as the dollar weakened.

INVESTMENT PERFORMANCE    For periods ended 9/30/03

	6 Month	1 year	5 year*	10 year*	Inception* (12/2/92)

PIMCO Foreign Bond Fund Class R	0.79%	5.46%	5.73%	7.80%	8.37%

J.P. Morgan Non-U.S. Index (Hedged)	0.53%	3.50%	5.56%	7.84%	—

Lipper International Income Fund Average	6.77%	15.78%	5.50%	6.23%	—

* Annualized

CHANGE IN VALUE    For periods ended 9/30/03

Past performance is no guarantee of future results.

4	PIMCO Bond Funds Semi-Annual Report I 9.30.03

A HIGH YIELD BOND FUND

PIMCO High Yield Fund

•	PIMCO High Yield Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

•	The Fund’s Class R Shares returned 9.52% for the six-month period ended September 30, 2003 compared to a 10.33% return for the Merrill Lynch U.S. High Yield BB-B Rated Index.

•	The Fund’s exposure to BBB-rated issues detracted from returns as these issues underperformed all lower quality tiers.

•	Exposure to HealthSouth over the period was a notable contributor to performance, as these bonds have improved significantly from their lows of the first quarter of 2003, when alleged accounting fraud weighed heavily on the company.

•	An underweight to metals and mining was a positive for relative performance as this sector, which prior to this time period was bolstered by the safe-harbor war premium associated with the war in Iraq, was one of the worst performing for the period.

•	With transportation outperforming all other high sectors, led by the reviving airline bonds, an underweight to this category weighed heavily on relative performance.

•	Modest holdings of emerging market bonds were a significant contributor to performance, as attractive yield premiums and improving economic fundamentals more than offset the sector’s risk.

INVESTMENT PERFORMANCE    For periods ended 9/30/03

	6 Month	1 year	5 year*	10 year*	Inception* (12/15/92)

PIMCO High Yield Fund Class R	9.52%	26.70%	4.61%	7.35%	8.05%

Merrill Lynch U.S. High Yield BB-B Rated Index	10.33%	23.69%	4.20%	6.67%	—

Lipper High Current Yield Fund Average	11.34%	24.96%	2.83%	4.78%	—

* Annualized

CHANGE IN VALUE    For periods ended 9/30/03

Past performance is no guarantee of future results.

9.30.03 I PIMCO Bond Funds Semi-Annual Report	5

A SHORT DURATION BOND FUND

PIMCO Low Duration Fund

•	PIMCO Low Duration Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Fund’s Class R Shares returned 0.97% for the six-month period ended September 30, 2003, trailing the Merrill Lynch 1–3 Year Treasury Index return of 1.15%.

•	The Fund’s duration was near the benchmark for most of the period, although it extended in the month of July during the mortgage sell-off, which had an overall negative effect on performance. We allowed mortgage durations to lengthen during this period in order to retain mortgages’ attractive yields and credit quality.

•	The Fund’s broader-than-Index maturity distribution had a negative impact on returns as yields on longer maturities rose during the period.

•	An emphasis on mortgage-backed securities detracted from performance. High levels of volatility adversely affected mortgages, particularly during July.

•	The Fund’s corporate holdings were positive for returns. This sector continued to perform strongly as rising profits stimulated investor demand. Positive security selection within the sector further enhanced performance.

•	Emerging market bonds helped returns. This asset class continued to gain amid strong demand from investors drawn to its relatively high yields and improving credit quality.

•	Exposure to developed non-U.S. markets, primarily short maturity Eurozone holdings, was neutral for performance.

INVESTMENT PERFORMANCE    For periods ended 9/30/03

	6 Month	1 year	5 year*	10 year*	Inception* (5/11/87)

PIMCO Low Duration Fund Class R	0.97%	4.08%	5.25%	5.67%	6.85%

Merrill Lynch 1-3 Year Treasury Index	1.15%	2.62%	5.50%	5.72%	—

Lipper Short Investment Grade Debt Fund Average	1.40%	3.39%	5.01%	5.19%	—

* Annualized

CHANGE IN VALUE    For periods ended 9/30/03

Past performance is no guarantee of future results.

6	PIMCO Bond Funds Semi-Annual Report I 9.30.03

A REAL RETURN STRATEGY FUND

PIMCO Real Return Fund

•	PIMCO Real Return Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

•	For the six-month period ended September 30, 2003, the Fund’s Class R Shares returned 4.20%, versus the 3.73% return of the Fund’s benchmark, the Lehman Brothers Global Real: U.S. TIPS Index.

•	For the six-months, real yields decreased by 0.14%, compared to the 0.01% rise for conventional U.S. Treasury issues of similar maturities.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 2.01% at September 30, 2003, for the 10-year maturity. This compares to a breakeven yield of 1.86% on March 31, 2003. The 12-month CPI-U change for the period ended September 30, 2003, was 2.32%.

•	The effective duration of the Fund was 7.36 years on September 30, 2003, compared to the benchmark’s duration of 7.38 years.

•	The Fund’s duration was slightly longer than the benchmark for the period, which was positive for performance as real yields dropped.

•	The Fund was overweight shorter maturity TIPS. This was positive for performance compared to the benchmark as yields on short maturity TIPS fell further than yields on long maturity TIPS.

•	The Fund’s yield was improved by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The steepness of the real yield curve made this an attractive option for the Fund.

•	Option writing added income to the portfolio as rates stayed within our forecasted range.

•	A small allocation to corporate bonds was positive as corporate securities generally outperformed TIPS.

•	An allocation to non-U.S. bonds was negative to performance as yields on U.S. Treasuries fell further than yields on non-U.S. Government securities.

INVESTMENT PERFORMANCE    For periods ended 9/30/03

	6 Month	1 year	5 year*	10 year	Inception* (1/29/97)

PIMCO Real Return Fund Class R	4.20%	7.09%	9.51%	—	8.33%

Lehman Brothers Global Real: U.S. TIPS Index	3.73%	7.23%	9.11%	—	—

Lipper Intermediate U.S. Treasury Fund Average	3.61%	6.05%	8.18%	—	—

* Annualized

CHANGE IN VALUE    For periods ended 9/30/03

Past performance is no guarantee of future results.

9.30.03 I PIMCO Bond Funds Semi-Annual Report	7

A SHORT DURATION BOND FUND

PIMCO Short-Term Fund

•	PIMCO Short-Term Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Fund’s Class R Shares returned 0.80% for the six-month period ended September 30, 2003, outperforming the Citigroup 3-Month Treasury Bill Index return of 0.53%.

•	A broader exposure to the yield curve enhanced returns; this strategy captured additional income and reaped gains by “rolling down” a steep short/intermediate maturity yield curve.

•	Mortgage-backed securities enhanced portfolio yield and credit quality, although the sector detracted substantially from overall performance due to high levels of market volatility.

•	Corporate holdings provided attractive yield and positive price performance as rising profits stimulated investor demand.

•	Short-maturity European exposure was fairly neutral as holdings performed in line with comparable U.S. assets.

•	Eurodollar futures and written options strategies boosted returns.

•	Other strategies, including real return holdings and a small position in emerging market bonds, modestly enhanced performance and provided diversification.

INVESTMENT PERFORMANCE    For periods ended 9/30/03

	6 Month	1 year	5 year*	10 year*	Inception* (10/7/87)

PIMCO Short-Term Fund Class R	0.80%	3.16%	4.35%	5.04%	5.50%

Citigroup 3-Month Treasury Bill Index	0.53%	1.22%	3.68%	4.36%	—

Lipper Ultra-Short Obligations Fund Average	0.72%	1.94%	4.31%	4.77%	—

* Annualized

CHANGE IN VALUE    For periods ended 9/30/03

Past performance is no guarantee of future results.

8	PIMCO Bond Funds Semi-Annual Report I 9.30.03

AN EQUITY-RELATED FUND

PIMCO StocksPLUS Fund

•	PIMCO StocksPLUS Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments.

•	The S&P 500 Index posted a total return of 18.45% for the six-month period ended September 30, 2003. The Fund’s Class R Shares delivered a total return of 17.77%, underperforming the S&P 500 Index modestly.

•	Most stock market indexes experienced strong gains, as firming corporate profit margins bolstered investor confidence and appetite for equities.

•	A broader exposure to the yield curve enhanced returns; this strategy captured additional income and reaped gains by “rolling down” a steep short/intermediate maturity yield curve.

•	Mortgage-backed securities enhanced portfolio yield and credit quality, although the sector detracted substantially from overall performance due to high levels of market volatility.

•	Corporate holdings provided attractive yields and positive price performance as rising profits stimulated investor demand.

•	Short-maturity European exposure was fairly neutral as holdings performed in line with comparable U.S. assets.

•	Other strategies, including real return holdings and a small position in emerging market bonds, modestly enhanced performance and provided diversification.

INVESTMENT PERFORMANCE    For periods ended 9/30/03

	6 Month	1 year	5 year*	10 year*	Inception* (5/13/93)

PIMCO StocksPLUS Fund Class R	17.77%	25.64%	1.21%	10.21%	10.39%

S&P 500 Index	18.45%	24.39%	1.00%	10.05%	—

Lipper Large-Cap Core Fund Average	16.92%	20.86%	-0.01%	7.84%	—

* Annualized

CHANGE IN VALUE    For periods ended 9/30/03

Past performance is no guarantee of future results.

9.30.03 I PIMCO Bond Funds Semi-Annual Report	9

AN INTERMEDIATE DURATION BOND FUND

PIMCO Total Return Fund

•	PIMCO Total Return Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

•	The Fund’s Class R Shares underperformed the Lehman Brothers Aggregate Bond Index for the six-month period ended September 30, 2003, returning 2.25% versus 2.35% for the Index.

•	The Fund held longer-than-index duration during the period, which had a negative impact on returns as yields increased. An emphasis on longer maturities for most of the period hurt performance as these yields increased most.

•	A near-benchmark weighting in mortgages was neutral for performance.

•	A corporate underweight was negative as rising profits stimulated investor demand, but positive security selection of auto and telecom issues more than offset this impact.

•	Non-U.S. holdings, mainly Eurozone exposure, helped returns as yields on these assets rose less than Treasuries.

•	Emerging market bonds helped returns as improved credit quality and a broader investor base sustained their rally.

INVESTMENT PERFORMANCE    For periods ended 9/30/03

	6 Month	1 year	5 year*	10 year*	Inception* (5/11/87)

PIMCO Total Return Fund Class R	2.25%	6.56%	6.46%	6.83%	8.43%

Lehman Brothers Aggregate Bond Index	2.35%	5.41%	6.63%	6.92%	—

Lipper Intermediate Investment Grade Debt Fund Average	2.58%	5.97%	5.73%	6.11%	—

* Annualized

CHANGE IN VALUE    For periods ended 9/30/03

Past performance is no guarantee of future results.

10	PIMCO Bond Funds Semi-Annual Report I 9.30.03

Footnotes

Past performance is no guarantee of future results. Investment return and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. Returns represent the blended performance of the Fund’s R shares and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect R share current sales charges and different operating expenses. The R shares were first offered in 12/02. The credit quality of the investment in the portfolio does not apply to the stability or safety of the fund. The Growth of $10,000 does include the effect of the maximum initial sales charge only associated with class A shares. The Lipper Averages are calculated by Lipper, Inc. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. In addition, it is possible to lose money on investments in a (the) fund. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. A fund investing in derivatives could lose more than the principal amount invested and is subject to the risk of the issuer’s ability to meet payments on obligations. Investing in foreign securities may entail risk due to foreign economic and political developments, which may be enhanced when investing in emerging markets. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated securities. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating on investments in individual sectors may add additional risk and additional volatility compared to a diversified equity fund. This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Pacific Investment Management Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

9.30.03 I PIMCO Bond Funds Semi-Annual Report	11

Schedule of Investments

Foreign Bond Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)		Value (000s)

AUSTRALIA (k)(l) 0.6%
Commonwealth of Australia
10.000% due 10/15/2007	A$	750	$597
Crusade Global Trust
1.460% due 05/15/2021 (a)		$3,705	3,711
Homeside Mortgage Securities Trust
1.300% due 01/20/2027 (a)(m)		984	975
Medallion Trust
1.340% due 07/12/2031 (a)		2,135	2,129
Torrens Trust
1.380% due 07/15/2031 (a)		972	973

Total Australia (Cost $8,246)			8,385

AUSTRIA (k)(l) 1.0%
Republic of Austria
5.000% due 07/15/2012	EC	12,700	15,953

Total Austria (Cost $14,055)			15,953

BELGIUM (k)(l) 1.4%
Kingdom of Belgium
7.000% due 11/21/2004	BF	183,200	5,569
6.250% due 03/28/2007	EC	1,400	1,812
7.500% due 07/29/2008		10,500	14,557

Total Belgium (Cost $18,079)			21,938

BRAZIL 0.4%
Republic of Brazil
11.000% due 01/11/2012		$2,750	2,833
8.000% due 04/15/2014		3,386	3,111

Total Brazil (Cost $5,836)			5,944

CANADA (k)(l) 3.9%
Commonwealth of Canada
6.000% due 06/01/2008	C$	6,900	5,607
5.500% due 06/01/2009		17,400	13,891
5.500% due 06/01/2010		17,300	13,784
6.000% due 06/01/2011		30,800	25,225
Newcourt Credit Group, Inc.
7.125% due 12/17/2003		$2,000	2,024

Total Canada (Cost $52,840)			60,531

CAYMAN ISLANDS (k)(l) 0.8%
MBNA Master Credit Card Trust
2.278% due 05/19/2004 (a)	EC	8,100	9,428
Redwood Capital II Ltd.
4.113% due 01/01/2004 (a)		$2,500	2,500
SHL Corp. Ltd.
0.754% due 12/25/2024 (a)	JY	53,345	478

Total Cayman Islands (Cost $11,540)			12,406

CHILE 0.1%
Republic of Chile
6.875% due 04/28/2009		$750	864
5.500% due 01/15/2013		1,200	1,251

Total Chile (Cost $2,010)			2,115

DENMARK (k)(l) 0.4%
Nykredit Konvertible
6.000% due 10/01/2029	DK	20,400	$3,290
Unikredit Realkredit
6.000% due 07/01/2029		18,759	3,032

Total Denmark (Cost $4,347)			6,322

FRANCE (k)(l) 6.6%
Axa S.A.
3.750% due 01/01/2017	EC	828	1,117
France Telecom S.A.
7.750% due 03/01/2011		$1,800	2,202
Republic of France
5.250% due 04/25/2008	EC	47,000	59,633
4.000% due 04/25/2009		4,050	4,874
4.000% due 10/25/2009		30,070	36,086

Total France (Cost $77,279)			103,912

GERMANY (k)(l) 27.7%
Deutsche Telekom AG
1.671% due 03/10/2004 (a)	JY	200,000	1,803
DSL Bank AG
7.250% due 08/07/2007	BP	3,000	5,433
Hypothekenbank in Essen AG
5.500% due 02/20/2007	EC	1,690	2,128
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		440	554
Landesbank Rheinland-Pfalz
4.750% due 04/04/2008		1,430	1,772
Republic of Germany
4.250% due 03/12/2004		7,308	8,589
3.250% due 09/24/2004		4,770	5,619
6.000% due 01/05/2006 (b)		18,100	22,701
5.000% due 02/17/2006		4,000	4,926
6.250% due 04/26/2006 (b)		35,400	44,956
4.500% due 08/18/2006 (b)		28,800	35,250
3.000% due 04/11/2008 (b)		44,400	51,473
4.125% due 07/04/2008		1,950	2,366
4.500% due 07/04/2009 (b)		5,785	7,128
5.250% due 07/04/2010 (b)		1,900	2,428
5.250% due 01/04/2011		9,600	12,286
5.000% due 07/04/2011		100	126
5.000% due 01/04/2012 (b)		59,300	74,651
4.500% due 01/04/2013		5,285	6,413
6.250% due 01/04/2024 (b)		6,780	9,475
6.500% due 07/04/2027		69,660	100,673
5.625% due 01/04/2028 (b)		3,900	5,064
6.250% due 01/04/2030 (b)		14,298	20,139
5.500% due 01/04/2031 (b)		5,700	7,312

Total Germany (Cost $385,502)			433,265

GREECE (k)(l) 0.1%
Hellenic Republic
4.660% due 10/23/2003 (a)	EC	1,103	1,287

Total Greece (Cost $1,431)			1,287

IRELAND (k)(l) 0.3%
Emerald Mortgages PLC
2.387% due 04/30/2028 (a)	EC	3,248	3,756
2.387% due 10/22/2035 (a)		773	900

Total Ireland (Cost $3,722)			4,656

ITALY (k)(l) 6.9%
First Italian Auto Transaction
2.428% due 07/01/2008 (a)	EC	4,737	$5,520
Republic of Italy
7.750% due 11/01/2006 (b)		5,700	7,612
4.500% due 05/01/2009 (b)		69,210	85,152
5.500% due 11/01/2010		1,700	2,201
5.250% due 08/01/2011		3,400	4,340
Siena Mortgage SpA
2.409% due 02/07/2037 (a)		1,500	1,750
Upgrade SpA
2.402% due 12/31/2035 (a)		1,000	1,159

Total Italy (Cost $92,352)			107,734

JAPAN (k)(l) 11.6%
Government of Japan
0.300% due 12/20/2007	JY	18,450,000	163,448
2.600% due 03/20/2019		1,190,000	11,987
1.900% due 09/20/2022		560,000	5,084

Total Japan (Cost $173,554)			180,519

LUXEMBOURG (k)(l) 0.2%
Tyco International Group S.A.
4.375% due 11/19/2004	EC	2,170	2,533
6.750% due 02/15/2011		$8	8

Total Luxembourg (Cost $2,303)			2,541

MEXICO (k)(l) 0.8%
Petroleos Mexicanos
8.850% due 09/15/2007		1,040	1,220
9.375% due 12/02/2008		1,290	1,548
United Mexican States
6.375% due 01/16/2013		7,250	7,667
11.375% due 09/15/2016		500	722
8.000% due 09/24/2022		610	674
United Mexican States - 8BR
4.000% due 03/11/2004 (a)	JY	85,000	772
United Mexican States - 8RE
4.000% due 03/11/2004 (a)		45,000	409

Total Mexico (Cost $11,930)			13,012

NETHERLANDS (k)(l) 1.2%
Deutsche Telekom International Finance BV
7.750% due 06/15/2005		$1,700	1,873
8.500% due 06/15/2010		1,300	1,593
Kingdom of Netherlands
6.000% due 01/15/2006	EC	12,000	15,065

Total Netherlands (Cost $14,879)			18,531

NEW ZEALAND (k)(l) 0.2%
Commonwealth of New Zealand
4.500% due 02/15/2016 (c)	N$	5,130	3,807

Total New Zealand (Cost $3,132)			3,807

PANAMA 0.2%
Republic of Panama
9.625% due 02/08/2011		$1,600	1,824
9.375% due 07/23/2012		450	510

12	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

	Principal Amount (000s)		Value (000s)

9.375% due 01/16/2023		$830	$896

Total Panama (Cost $2,899)			3,230

PERU 0.6%
Republic of Peru
9.125% due 02/21/2012		5,900	6,593
5.000% due 03/07/2017		2,679	2,461

Total Peru (Cost $7,908)			9,054

SPAIN (k)(l) 4.4%
Hipotebansa Mortgage Securitization Fund
2.271% due 01/18/2018 (a)	EC	2,445	2,843
2.281% due 07/18/2022 (a)		2,716	3,148
Kingdom of Spain
5.150% due 07/30/2009		37,730	48,025
5.350% due 10/31/2011		11,100	14,303

Total Spain (Cost $53,563)			68,319

SUPRANATIONAL (k)(l) 0.5%
Eurofima
4.750% due 07/07/2004	SK	60,900	7,957

Total Supranational (Cost $7,001)			7,957

SWEDEN (k)(l) 0.2%
Kingdom of Sweden
5.000% due 01/28/2009	SK	27,000	3,667

Total Sweden (Cost $2,673)			3,667

UNITED KINGDOM (k)(l) 9.5%
Abbey National Treasury Service PLC
5.250% due 01/21/2004	BP	2,670	4,449
Bauhaus Securities Ltd.
2.439% due 10/30/2052 (a)	EC	5,030	5,857
British Telecom PLC
2.553% due 12/15/2003 (a)		$12,380	12,407
Core
1.340% due 03/17/2009 (a)		767	766
Dolerite Funding PLC
1.410% due 08/20/2032 (a)		3,976	3,966
Haus Ltd.
2.436% due 12/14/2037 (a)	EC	7,708	8,995
Lloyds TSB Capital I
7.375% due 02/07/2049 (a)		500	684
Ocwen Mortgage Loan Trust
2.677% due 12/15/2031		340	397
Residential Mortgage Securities
1.500% due 05/12/2032 (a)		$779	779
United Kingdom Gilt
7.250% due 12/07/2007	BP	59,500	109,974

Total United Kingdom (Cost $137,571)			148,274

UNITED STATES (k)(l) 27.8%
Asset-Backed Securities 2.1%
ACE Securities Corp.
1.430% due 11/25/2028 (a)		$90	90
AFC Home Equity Loan Trust
1.340% due 03/25/2027 (a)		255	255
Ameriquest Mortgage Securities, Inc.
1.530% due 02/25/2033 (a)		1,596	1,599
1.530% due 03/25/2033 (a)		1,484	1,487
AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.590% due 06/25/2029 (a)		$2,204	$2,207
Bear Stearns Asset-Backed Securities, Inc.
1.450% due 10/25/2032 (a)		586	587
1.520% due 10/25/2032 (a)		902	903
CDC Mortgage Capital Trust
1.460% due 01/10/2032 (a)		3,358	3,350
1.410% due 08/25/2032 (a)		705	705
Conseco Finance Securitizations Corp.
1.490% due 10/15/2031 (a)		189	189
CS First Boston Mortgage Securities Corp.
1.380% due 12/15/2030 (a)		960	961
1.430% due 01/25/2032 (a)		712	711
1.570% due 10/25/2032 (a)		1,914	1,916
EQCC Home Equity Loan Trust
1.360% due 03/20/2030 (a)		154	154
First Alliance Mortgage Loan Trust
1.340% due 12/20/2027 (a)		74	74
Home Equity Asset Trust
1.530% due 03/25/2033 (a)		2,235	2,239
Irwin Home Equity Loan Trust
1.630% due 06/25/2028 (a)		2,699	2,663
Mesa Trust Asset-Backed Certificates
1.520% due 11/25/2031 (a)		2,849	2,820
MLCC Mortgage Investors, Inc.
1.490% due 03/15/2025 (a)		2,077	2,079
North Carolina State Education Authority
1.440% due 06/01/2009 (a)		319	319
Novastar Home Equity Loan
1.632% due 01/25/2031 (a)		589	591
Option One Mortgage Loan Trust
1.450% due 04/25/2030 (a)		16	15
Providian Home Equity Loan Trust
1.410% due 06/25/2025 (a)		942	944
Residential Asset Securities Corp.
1.370% due 07/25/2032 (a)		5,342	5,334
Salomon Brothers Mortgage Securities VII, Inc.
1.450% due 02/25/2030 (a)		263	260

			32,452

Corporate Bonds & Notes 4.6%
AOL Time Warner, Inc.
5.625% due 05/01/2005		5,100	5,383
AT&T Corp.
4.389% due 11/21/2003 (a)	EC	10,600	12,412
CIT Group, Inc.
7.500% due 11/14/2003		$1,400	1,410
2.430% due 07/30/2004 (a)		500	505
2.840% due 01/31/2005 (a)		1,500	1,525
Conoco Funding Co.
7.250% due 10/15/2031		400	479
Entergy Gulf States, Inc.
2.040% due 06/18/2007 (a)		3,030	3,039
Ford Motor Credit Co.
1.000% due 12/22/2003	JY	107,000	958
5.750% due 02/23/2004		$1,000	1,016
1.460% due 07/19/2004 (a)		2,800	2,790
3.227% due 10/25/2004 (a)		2,800	2,826
GE Finance Assurance Holdings
1.600% due 06/20/2011	JY	520,000	4,487
General Motors Acceptance Corp.
1.460% due 07/21/2004 (a)		$5,100	5,087
General Motors Corp.
1.250% due 12/20/2004	JY	208,000	1,858
Household Finance Corp.
2.564% due 03/11/2004 (a)		$400	402
J.P. Morgan Chase & Co., Inc.
5.385% due 02/15/2012 (a)		4,670	4,898
Kroger Co.
5.500% due 02/01/2013		3,120	3,269
Merrill Lynch & Co., Inc.
1.430% due 05/21/2004 (a)		6,710	6,724
MetLife, Inc.
3.911% due 05/15/2005		$900	$933
MGM Mirage, Inc.
6.950% due 02/01/2005		180	189
Mizuho Preferred Capital Co.
9.870% due 06/30/2049 (a)		500	539
8.790% due 12/29/2049 (a)		2,100	2,168
Pfizer, Inc.
0.800% due 03/18/2008	JY	637,000	5,716
Sprint Capital Corp.
5.875% due 05/01/2004		$690	704
UFJ Finance Aruba AEC
6.750% due 07/15/2013		720	756
9.980% due 12/29/2049 (a)		1,800	1,957
Verizon Wireless Capital LLC
1.658% due 12/17/2003 (a)		500	500

			72,530

Mortgage-Backed Securities 5.4%
Amortizing Residential Collateral Trust
1.380% due 09/25/2030 (a)		187	187
Bear Stearns Adjustable Rate Mortgage Trust
6.859% due 02/25/2031 (a)		422	428
6.143% due 12/25/2031 (a)(m)		423	423
6.147% due 01/25/2032 (a)		1,164	1,162
Citicorp Mortgage Securities, Inc.
6.500% due 03/25/2029		124	126
Commercial Mortgage Asset Trust
6.975% due 01/17/2032		2,800	3,285
CS First Boston Mortgage Securities Corp.
5.724% due 05/25/2032 (a)		577	593
1.460% due 07/25/2032 (a)		757	758
6.000% due 01/25/2033		1,012	1,020
1.683% due 08/25/2033 (a)		4,608	4,540
Fannie Mae
5.500% due 05/01/2017-10/01/2017 (d)		5,738	5,942
3.450% due 07/01/2021 (a)		24	25
4.290% due 11/01/2022 (a)		61	62
4.200% due 01/01/2023 (a)		70	71
3.635% due 08/01/2023 (a)		445	459
6.464% due 12/01/2030 (a)		317	323
6.500% due 02/01/2026-07/01/2032 (d)		7,581	7,906
5.000% due 08/01/2033		300	300
Freddie Mac
5.500% due 05/15/2012		522	528
9.050% due 06/15/2019		19	19
3.329% due 06/01/2022 (a)		734	759
4.500% due 08/01/2022 (a)		63	65
6.000% due 06/15/2028		577	578
6.500% due 08/01/2032		6,786	7,088
Government National Mortgage Association
6.375% due 05/20/2022 (a)		19	20
5.380% due 05/20/2023 (a)		172	176
5.625% due 11/20/2021-12/20/2025 (a)(d)		921	959
5.750% due 07/20/2022-08/20/2027 (a)(d)		2,592	2,650
5.375% due 04/20/2024-04/20/2028 (a)(d)		1,378	1,415
4.375% due 05/20/2028 (a)		190	195
3.250% due 04/20/2030 (a)		2,689	2,697
4.000% due 04/20/2030-05/20/2030 (a)(d)		1,553	1,576
4.250% due 05/20/2030 (a)		1,575	1,580
4.500% due 11/20/2030 (a)		171	174
6.500% due 09/15/2032		5,084	5,342
GS Mortgage Securities Corp.
6.526% due 08/15/2011 (a)		2,000	2,220
Impac CMB Trust
1.520% due 07/25/2033 (a)		1,065	1,066

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	13

Schedule of Investments (Cont.)

Foreign Bond Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

J.P. Morgan Commercial Mortgage Finance Corp.
6.465% due 11/15/2035	$10,100	$11,426
Residential Funding Mortgage Securities I, Inc.
6.500% due 05/25/2029-
03/25/2032 (d)	3,022	3,059
5.620% due 09/25/2032 (a)	1,254	1,273
Residential Mortgage Securities
1.486% due 02/09/2028 (a)	359	359
Structured Asset Mortgage Investments, Inc.
6.494% due 06/25/2029 (a)	516	519
Structured Asset Securities Corp.
1.420% due 10/25/2027 (a)	1,424	1,423
5.800% due 09/25/2031	424	428
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	187	187
5.188% due 10/25/2032 (a)	3,094	3,143
3.363% due 02/27/2034 (a)	3,725	3,771
3.247% due 12/25/2040 (a)	928	925
Wells Fargo Mortgage-Backed Securities Trust
4.821% due 09/25/2032 (a)	633	645

		83,875

Municipal Bonds & Notes 1.8%
California Infrastructure & Economic Development Bank Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 07/01/2036	800	807
California State Tobacco Securitization Corp. Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	2,400	2,083
Chicago, Illinois Board of Education General Obligation Bonds, (FSA Insured), Series 2001
5.000% due 12/01/2031	300	304
Chicago, Illinois Water Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 11/01/2026	200	203
Detroit, Michigan Water Supply System Revenue Bonds, (MBIA Insured), Series 1997
5.750% due 07/01/2012	200	234
Harris County, Texas General Obligation Bonds, Series 2003
5.000% due 08/01/2033	820	823
Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	1,500	1,507
Illinois Regional Transportation Authority General Obligation Bonds, Series 1999
5.750% due 06/01/2014	300	354
Indiana Transportation Finance Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 06/01/2028	2,000	2,040
Long Beach, California Community College District General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 05/01/2028	700	709
Los Angeles, California County Sanitation Districts Financing Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 10/01/2011	800	904
Los Angeles, California Wastewater System Revenue Bonds, Series 2003
5.000% due 06/01/2027	1,300	1,318
5.000% due 06/01/2032	2,000	2,020
Louisville & Jefferson County, Kentucky Metro Sewer & Drain District Revenue Bonds, (MBIA Insured), Series 2001
5.000% due 05/15/2036	$200	$204
Maryland State Health & Education Facilities Authority Revenue Bonds, Series 2001
5.000% due 07/01/2041	300	303
Michigan State Building Authority Revenue Bonds, (FSA Insured), Series 2003
5.250% due 10/15/2013	400	456
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2003
5.000% due 06/15/2010	410	459
New York City, New York Municipal Water Finance Authority Revenue Bonds, (FGIC Insured), Series 2003-E
5.000% due 06/15/2034	625	630
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
5.250% due 08/01/2011	2,000	2,277
New York State Tobacco Settlement Financing Authority Revenue Bonds, Series 2003-A1
5.500% due 06/01/2014	300	323
5.500% due 06/01/2017	600	642
New York, Tobacco Settlement Financing Authority Revenue Bonds, Series 2003
5.250% due 06/01/2013	3,500	3,726
Oklahoma State General Obligation Bonds, (FGIC Insured), Series 2003
5.000% due 07/15/2016	995	1,107
Seattle, Washington Water System Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2033	200	201
State of Louisiana General Obligation Bonds, (FGIC Insured), Series 2003
5.000% due 05/01/2014	3,300	3,657

		27,291

	Shares
Preferred Security 0.4%
DG Funding Trust
3.410% due 12/29/2049 (a)	640	6,720

	Principal Amount (000s)
U.S. Government Agencies 6.5%
Fannie Mae
5.000% due 01/20/2007	$9,575	9,684
5.250% due 03/22/2007	5,000	5,099
4.640% due 01/30/2008	13,700	14,111
5.640% due 12/10/2008	1,000	1,008
6.250% due 02/17/2011	12,300	12,506
Federal Home Loan Bank
5.665% due 03/22/2006	3,200	3,492
5.660% due 04/26/2006	1,200	1,312
5.880% due 11/25/2008	100	101
Freddie Mac
4.650% due 11/06/2006	500	502
6.000% due 05/25/2012	6,800	6,965
Small Business Administration
6.640% due 02/10/2011	$3,673	$3,987
6.344% due 08/10/2011	5,190	5,567
5.980% due 11/01/2022	7,989	8,620
Tennessee Valley Authority
4.875% due 12/15/2016	16,050	17,475
5.880% due 04/01/2036	8,145	9,153
5.980% due 04/01/2036	1,855	2,073

		101,655

U.S. Treasury Obligations 7.0%
Treasury Inflation Protected Securities (c)
1.875% due 07/15/2013	3,404	3,387
3.625% due 04/15/2028	3,184	3,837
3.875% due 04/15/2029	5,705	7,187
U.S. Treasury Bond
8.125% due 08/15/2019	46,700	64,736
U.S. Treasury Strips
0.000% due 11/15/2003	400	400
0.000% due 08/15/2019	37,100	16,604
0.000% due 08/15/2020	32,000	13,414

		109,565

Total United States (Cost $415,802)		434,088

PURCHASED CALL OPTIONS 0.0%
U.S. Treasury Bond 5-Year Note (CBOT)
5.500% due 05/15/2009
Strike @ 123.906 Exp. 11/15/2003	70,000	0

Total Purchased Call Options (Cost $11)		0

	# of Contracts
PURCHASED PUT OPTIONS (k)(l) 0.0%
Euro-Bund 10-Year Note December Futures (OTC)
Strike @ 100.000
Exp. 12/02/2003	1,747	0
Euro-Bund 10-Year Note December Futures (OTC)
Strike @ 98.000
Exp. 12/02/2003	417	0
Eurodollar December Futures (CME)
Strike @ 98.250
Exp. 12/15/2003	860	6
Eurodollar December Futures (CME)
Strike @ 98.125
Exp. 12/15/2003	100	1

Total Purchased Put Options (Cost $33)		7

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 7.9%
Commercial Paper 3.9%
Fannie Mae
1.080% due 02/23/2004	$30,500	30,365
1.085% due 03/10/2004	12,460	12,399
1.075% due 03/17/2004	14,000	13,928
1.080% due 03/17/2004	4,500	4,477

		61,169

14	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 1.1%
State Street Bank
0.800% due 10/01/2003	$16,502	$16,502

(Dated 09/30/2003. Collateralized by Freddie Mac 2.350% due 10/08/2004 valued at $16,836. Repurchase proceeds are $16,502.)
U.S. Treasury Bills 2.9%

0.102% due 12/04/2003-12/18/2003 (d)(e)(f)	45,390	45,294

Total Short-Term Instruments (Cost $122,978)		122,965

Total Investments 115.3% (Cost $1,633,476)		$1,800,419
Written Options (g) (0.8%) (Premiums $8,954)		(13,082)
Other Assets and Liabilities (Net) (14.5%)		(225,281)

Net Assets 100.0%		$1,562,056

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of September 30, 2003.

(b)	Security, or a portion thereof, has been purchased on a delayed delivery basis. The aggregate payable and market value for all securities purchased on a delayed delivery basis was $244,123 and $255,403, respectively, as of September 30, 2003.

(c)	Principal amount of security is adjusted for inflation.

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $12,727 as of September 30, 2003.

(f)	Securities with an aggregate market value of $30,486 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2003:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options
Strike @ 93.000 (12/2004)—Long	91	$(1)
Euribor March Futures
(03/2005)—Long	79	115
Euribor December Futures
(12/2004)—Long	91	145
Euro-Bobl Note (12/2003)—Long	515	1,233
Euro-Bund 10-Year Note
(12/2003)—Long	1,501	5,592
Eurodollar June Futures
(06/2004)—Long	354	188
Government of Japan 10-Year Note
(12/2003)—Long	223	2,772
U.S. Treasury 10-Year Note
(12/2003)—Long	3,238	16,491
U.S. Treasury 30-Year Note
(12/2003)—Long	207	1,572

		$28,107

(g)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—CBOT U.S. Treasury Note December Futures
Strike @ 115.000
Exp. 11/22/2003	333	$235	$447
Call—CBOT U.S. Treasury Note December Futures
Strike @ 112.000
Exp. 11/22/2003	213	193	699
Put—CBOT U.S. Treasury Note December Futures
Strike @ 106.000
Exp. 11/22/2003	172	176	16
Call—CBOT U.S. Treasury Note December Futures
Strike @ 105.000
Exp. 11/22/2003	29	92	220
Call—CBOT U.S. Treasury Note December Futures
Strike @ 110.000
Exp. 11/22/2003	97	129	355
Put—CBOT U.S. Treasury Note December Futures
Strike @ 105.000
Exp. 11/22/2003	29	87	13

		$912	$1,750

Type	Notional Amount	Premium	Value

Call—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.970%**
Exp. 10/04/2004	$700	$23	$68
Put—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.970%*
Exp. 10/04/2004	700	31	7
Call—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.175%**
Exp. 10/04/2004	84,000	2,493	5,004
Call—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.130%**
Exp. 11/10/2003	2,100	32	125
Put—OTC 10-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 6.000%*
Exp. 10/20/2003	18,800	874	0
Put—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 6.130%*
Exp. 11/10/2003	2,100	89	0
Call—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.500%**
Exp. 01/07/2005	8,700	195	604
Call—OTC 30-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 5.480%**
Exp. 04/03/2006	10,000	297	619
Call—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 4.375%**
Exp. 12/15/2006	$2,900	$38	$54
Call—OTC 7-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 5.500%**
Exp. 01/07/2005	42,500	1,945	2,949
Put—OTC 7-Year LIBOR Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 7.000%*
Exp. 01/07/2005	2,500	48	16
Call—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 4.000%**
Exp. 12/17/2003	11,200	63	67
Call—OTC 10-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 4.000%**
Exp. 03/03/2004	8,900	197	87
Call—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 3.250%**
Exp. 10/20/2003	18,800	192	0
Call—OTC 7-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 5.750%**
Exp. 08/04/2005	13,600	584	963
Put—OTC 7-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 5.750%*
Exp. 08/04/2005	13,600	584	368
Call—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 5.750%**
Exp. 08/04/2005	4,100	145	290
Put—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 5.750%*
Exp. 08/04/2005	4,100	212	111

		$8,042	$11,332

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(h)	Written options with premiums to be determined on a future date:

Type	# of Contracts	Unrealized Appreciation

Call & Put—OTC% U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen. Strike and premium determined on 12/18/2007, based upon implied volatility parameter of 18.500%. Counterparty: AIG International Inc. Exp. 12/18/2012	6,220	$212

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	15

Schedule of Investments (Cont.)

Foreign Bond Fund

September 30, 2003 (Unaudited)

(i)	Swap agreements outstanding at September 30, 2003:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive floating rate based on 6-month Australian Bank Bill and pay a fixed rate equal to 6.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/17/2013	A$	56,600	$(603)
Receive floating rate based on 6-month Australian Bank Bill and pay a fixed rate equal to 6.000%.
Counterparty: UBS Warburg LLC Exp. 12/17/2013		132,500	(1,494)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/01/2008	BP	1,300	(52)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: UBS Warburg LLC Exp. 09/01/2007		22,200	(956)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 09/01/2007		17,700	(573)
Receive a fixed rate equal to 5.250% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/01/2004		3,900	77
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/01/2017		13,400	(127)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 06/01/2013		2,600	14
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/01/2013		2,700	21
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/02/2018		21,100	47
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/02/2018		17,100	42
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/02/2018		60,000	71
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/02/2018		11,600	(41)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Lehman Brothers, Inc. Exp. 03/01/2016	BP	30,200	$(593)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.500%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/01/2016		10,120	(250)
Receive a fixed rate equal to 5.000% and pay floating rate based on 3-month Canadian Bank Bill.
Counterparty: Merrill Lynch & Co., Inc. Exp. 06/01/2008	C$	18,000	(154)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/01/2007	EC	36,400	408
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/01/2007		17,600	192
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/01/2007		1,700	(12)
Receive a fixed rate equal to 5.500% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/01/2016		24,100	95
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/02/2018		32,100	(113)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/02/2018		20,500	(41)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/02/2018		57,050	(143)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/02/2018		78,100	(112)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 3.750%.
Counterparty: Goldman Sachs & Co. Exp. 06/01/2012		9,900	(154)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/17/2013		72,300	3,257
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Citibank N.A., London Exp. 06/01/2012		89,700	(9,175)
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 6.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/01/2031	EC	4,000	$(793)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 4.256%.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/17/2008	H$	330,200	(1,107)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.550%.
Counterparty: Goldman Sachs & Co. Exp. 03/01/2006		86,600	(819)
Receive floating rate based on 3-month H$-HIBOR and pay a fixed rate equal to 5.906%.
Counterparty: Goldman Sachs & Co. Exp. 07/01/2006		117,000	(1,383)
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 0.390%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/01/2007	JY	525,000	63
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.300%.
Counterparty: Goldman Sachs & Co. Exp. 09/02/2011		2,008,000	(16)
Receive a fixed rate equal to 4.500% and pay floating rate based on 3-month SK-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/01/2008	SK	48,000	(19)
Receive a fixed rate equal to 1.500% and pay floating rate based on 3-month SF-LIBOR.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/02/2005	SF	120,200	348
Receive a fixed rate equal to 1.500% and pay floating rate based on 6-month SF-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/02/2005		77,800	268
Receive a fixed rate equal to 1.500% and pay floating rate based on 6-month SF-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/02/2005		49,500	(49)
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/01/2004		$4,400	12
Receive a fixed rate equal to 1.150% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 8.250% due 09/19/2027.
Counterparty: Goldman Sachs & Co. Exp. 12/13/2003		2,000	0
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/22/2005		4,800	51

16	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/02/2005	$6,000	$68
Receive a fixed rate equal to 1.400% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 12/13/2003	2,000	1
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 12/17/2013	32,500	597
Receive a fixed rate equal to 6.000% and pay floating rate based on 3-month LIBOR.
Counterparty: UBS Warburg LLC Exp. 12/17/2013	81,200	1,779
Receive a fixed rate equal to 7.100% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 11.125% due 09/30/2004.
Counterparty: J.P. Morgan Chase & Co. Exp. 02/01/2004	5,400	79
Receive a fixed rate equal to 7.100% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: J.P. Morgan Chase & Co. Exp. 02/01/2004	400	85
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/17/2008	25,400	(87)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Bank of America, N.A. Exp. 12/17/2013	46,800	732
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/17/2023	104,900	8,616

		$(1,943)

Type	Fixed Spread (%)	Notional Amount	Unrealized Appreciation

Receive a fixed spread and pay the 10-Year Swap Spread. The 10-year Swap Spread is the difference between the 10-year Swap Rate and the 10-Year Treasury Rate.
Counterparty: Bank of America, N.A. Exp. 10/15/2003	0.527	$58,100	$107

(j)	Short sales open at September 30, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

Fannie Mae	5.500	10/20/2018	$5,500	$5,691	$5,656
U.S. Treasury Note	4.375	05/15/2007	101,200	108,672	107,793
U.S. Treasury Note	2.625	05/15/2008	18,000	17,959	17,756
U.S. Treasury Note	5.500	05/15/2009	68,000	76,941	75,801
U.S. Treasury Note	5.750	08/15/2010	13,762	15,760	15,389
U.S. Treasury Note	5.000	08/15/2011	6,150	6,729	6,566
U.S. Treasury Note	4.375	08/15/2012	9,650	10,065	9,784
U.S. Treasury Note	3.875	02/15/2013	16,500	16,497	16,034
U.S. Treasury Note	3.625	05/15/2013	150,825	148,085	144,130
U.S. Treasury Note	4.250	08/15/2013	35,000	35,890	35,107

				$442,289	$434,016

(k)	Foreign forward currency contracts outstanding at September 30, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	A$	906	10/2003	$0	$(15)	$(15)
Sell		906	11/2003	0	0	0
Buy		906	10/2003	0	0	0
Buy	BP	2,631	10/2003	27	0	27
Sell		74,698	10/2003	0	(5,744)	(5,744)
Sell	C$	52,657	10/2003	0	(653)	(653)
Buy		565	10/2003	1	0	1
Sell	DK	43,574	12/2003	0	(275)	(275)
Buy	EC	12,131	11/2003	81	(4)	77
Buy		19,245	10/2003	248	(1)	247
Sell		462,410	11/2003	1	(7,092)	(7,091)
Sell		11,694	10/2003	0	(75)	(75)
Buy	H$	46,860	10/2003	44	0	44
Buy	JY	485,447	10/2003	23	(26)	(3)
Sell		23,280,126	10/2003	0	(4,089)	(4,089)
Sell	N$	5,601	10/2003	0	(156)	(156)
Sell		5,601	11/2003	0	(2)	(2)
Buy		5,601	11/2003	3	0	3
Sell	SK	85,213	12/2003	0	(570)	(570)

				$428	$(18,702)	$(18,274)

(l)	Principal amount denoted in indicated currency:

A$—Australian Dollar
BF—Belgian Franc
BP—British Pound
C$—Canadian Dollar
DK—Danish Krone
EC—Euro
H$—Hong Kong Dollar
JY—Japanese Yen
N$—New Zealand Dollar
SF—Swiss Franc
SK—Swedish Krona

(m)	Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,398, which is 0.09% of net assets.

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	17

Schedule of Investments

High Yield Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 73.8%
Banking & Finance 12.8%
Arch Western Finance LLC
6.750% due 07/01/2013	$14,385	$14,888
Beaver Valley Funding Corp.
8.625% due 06/01/2007	12,603	13,491
9.000% due 06/01/2017	9,382	10,423
Bluewater Finance Ltd.
10.250% due 02/15/2012	36,935	37,674
Bombardier Capital, Inc.
7.500% due 08/15/2004	30,809	32,272
7.090% due 03/30/2007 (a)(n)	21,000	22,633
Cedar Brakes II, LLC
9.875% due 09/01/2013	18,698	18,044
Choctaw Resort Development Enterprise
9.250% due 04/01/2009	9,045	9,746
Credit & Repackaged Securities Ltd.
10.250% due 10/30/2006 (n)	10,150	11,237
8.900% due 04/01/2007 (n)	5,000	5,290
FINOVA Group, Inc.
7.500% due 11/15/2009	117,839	58,919
Ford Motor Credit Co.
7.000% due 10/01/2013	8,400	8,473
Forest City Enterprises, Inc.
7.625% due 06/01/2015	9,650	10,084
Gemstone Investors Ltd.
7.710% due 10/31/2004	48,093	47,732
General Motors Acceptance Corp.
6.875% due 08/28/2012	9,050	9,379
H&E Equipment Services LLC
11.125% due 06/15/2012	13,035	11,145
J.P. Morgan—HYDI
8.000% due 06/20/2008	148,480	151,450
9.000% due 06/20/2008	99,620	101,613
JET Equipment Trust
10.000% due 06/15/2012	8,680	3,385
7.630% due 08/15/2012	3,786	1,435
JSG Funding PLC
9.625% due 10/01/2012	11,660	12,826
Mizuho Preferred Capital Co.
8.790% due 12/29/2049 (b)	24,717	25,520
9.870% due 12/31/2049 (b)	18,150	19,580
Oasis CBO Ltd.
2.646% due 05/30/2011	5,000	4,000
Phoenix Quake Wind Ltd.
3.515% due 07/03/2008 (b)	5,000	5,000
Pride Credit Linked
8.850% due 04/02/2007 (n)	5,000	5,290
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	6,635	6,071
7.250% due 02/15/2011	71,275	63,791
7.750% due 02/15/2031	5,730	4,899
Riggs Capital Trust II
8.875% due 03/15/2027	10,475	10,632
Riggs National Corp.
9.650% due 06/15/2009	2,605	2,774
Rotech Healthcare, Inc.
9.500% due 04/01/2012	30,597	32,433
Salton SEA Funding
7.370% due 05/30/2005	5,323	5,469
Targeted Return Index Securities Trust
0.976% due 05/15/2013	116,246	124,775
UFJ Finance Aruba AEC
9.980% due 12/29/2049 (b)	26,740	29,072
Universal City Development Partners
11.750% due 04/01/2010	16,065	18,153
Ventas Capital Corp.
8.750% due 05/01/2009	17,590	19,261

		968,859

Industrials 48.6%
ABB Finance, Inc.
6.750% due 06/03/2004	7,500	7,534
Abitibi-Consolidated, Inc.
6.950% due 04/01/2008	$6,000	$6,182
5.250% due 06/20/2008	6,000	5,778
8.550% due 08/01/2010	1,175	1,285
6.000% due 06/20/2013	34,420	32,458
8.850% due 08/01/2030	10,992	11,505
AEC Ironwood LLC
8.857% due 11/30/2025	40,750	42,074
Allbritton Communications Co.
7.750% due 12/15/2012	20,950	21,474
Allied Waste North America, Inc.
8.875% due 04/01/2008	7,799	8,481
8.500% due 12/01/2008	24,160	26,214
7.875% due 01/01/2009	39,040	40,699
10.000% due 08/01/2009	21,848	23,787
4.390% due 04/30/2011 (b)	596	603
9.250% due 09/01/2012	26,650	29,582
7.875% due 04/15/2013	16,900	17,787
American Media Operations, Inc.
10.250% due 05/01/2009	32,029	34,391
8.875% due 01/15/2011	2,200	2,368
American Tower Escrow
0.000% due 08/01/2008	7,150	4,791
AmeriGas Partners LP
8.830% due 04/19/2010	16,463	18,192
8.875% due 05/20/2011	7,765	8,367
Arco Chemical Co.
9.375% due 12/15/2005	4,980	5,030
10.250% due 11/01/2010	6,450	6,103
Armor Holdings, Inc.
8.250% due 08/15/2013	1,290	1,371
Avecia Group PLC
11.000% due 07/01/2009	10,263	9,031
Aviall, Inc.
7.625% due 07/01/2011	15,245	15,702
Beverly Enterprises, Inc.
9.000% due 02/15/2006	19,855	20,252
9.625% due 04/15/2009	5,440	5,807
Bombardier, Inc.
6.750% due 05/01/2012	2,290	2,399
Boyd Gaming Corp.
8.750% due 04/15/2012	200	218
7.750% due 12/15/2012	31,137	32,305
Building Materials Corp.
7.750% due 07/15/2005	22,174	22,617
8.000% due 10/15/2007	2,392	2,341
8.000% due 12/01/2008	8,891	8,602
Cadmus Communications Corp.
9.750% due 06/01/2009	3,156	3,345
Calpine Corp.
8.500% due 07/15/2010	16,715	15,461
Canwest Media, Inc.
10.625% due 05/15/2011	8,535	9,730
Case Corp.
6.250% due 12/01/2003	48,119	48,360
Charter Communications Holdings LLC
8.625% due 04/01/2009	5,834	4,492
10.000% due 04/01/2009	13,740	10,923
9.625% due 11/15/2009	23,557	18,316
0.000% due 04/01/2011 (c)	4,400	3,135
Chesapeake Energy Corp.
8.375% due 11/01/2008	1,700	1,853
8.125% due 04/01/2011	6,085	6,633
8.500% due 03/15/2012	17,080	18,190
9.000% due 08/15/2012	13,325	15,057
7.500% due 09/15/2013	14,190	14,970
7.750% due 01/15/2015	5,285	5,602
Circus & Eldorado Joint Venture Silver Legacy Capital Corp.
10.125% due 03/01/2012	12,180	12,180
Coastal Corp.
7.750% due 06/15/2010	840	701
9.625% due 05/15/2012	2,550	2,384
Colorado Interstate Gas Co.
6.850% due 06/15/2037	$7,400	$7,400
Commonwealth Brands, Inc.
9.750% due 04/15/2008	13,500	14,580
10.625% due 09/01/2008	11,750	12,631
Community Health Systems, Inc.
10.228% due 10/19/2006 (n)	4,000	4,607
10.000% due 03/13/2007 (n)	3,500	3,680
Continental Airlines, Inc.
7.056% due 09/15/2009	500	500
7.033% due 06/15/2011	1,855	1,415
7.461% due 04/01/2015	3,413	3,256
7.373% due 12/15/2015	2,275	1,730
6.545% due 02/02/2019	4,335	4,248
7.256% due 03/15/2020	726	711
Crown Castle International Corp.
0.000% due 05/15/2011 (c)	12,275	12,398
0.000% due 08/01/2011 (c)	9,185	9,185
9.500% due 08/01/2011	1,500	1,598
10.750% due 08/01/2011	18,923	21,099
Crown European Holdings S.A.
9.500% due 03/01/2011	35,900	38,772
10.875% due 03/01/2013	21,470	23,778
CSC Holdings, Inc.
8.125% due 07/15/2009	9,665	10,003
8.125% due 08/15/2009	10,490	10,857
7.625% due 04/01/2011	42,378	42,484
Delta Air Lines, Inc.
7.379% due 05/18/2010	4,589	4,580
6.619% due 03/18/2011	2,248	2,215
Dex Media East LLC
9.875% due 11/15/2009	11,920	13,559
Dex Media West LLC
8.500% due 08/15/2010	12,110	13,230
9.875% due 08/15/2013	14,180	16,094
Dimon, Inc.
7.750% due 06/01/2013	1,150	1,185
DirecTV Holdings LLC
8.375% due 03/15/2013	35,060	39,705
Dobson Communications Corp.
8.875% due 10/01/2013	11,400	11,585
Domino’s Inc.
8.250% due 07/01/2011	1,025	1,088
Dresser, Inc.
9.375% due 04/15/2011	35,735	37,700
Dunlop Stand Aerospace Holdings
11.875% due 05/15/2009	10,860	11,783
Dura Operating Corp.
8.625% due 04/15/2012	31,155	32,479
Dynegy Danskammer & Roseton LLC
7.270% due 11/08/2010	17,930	17,045
7.670% due 11/08/2016	35,740	30,401
Dynegy Holdings, Inc.
7.700% due 07/15/2008 (b)	2,500	2,581
9.875% due 07/15/2010 (d)	7,050	7,350
10.125% due 07/15/2013 (d)	8,800	9,262
EchoStar DBS Corp.
10.375% due 10/01/2007	9,310	10,404
5.000% due 10/01/2008 (b)	8,650	8,855
9.375% due 02/01/2009	30,132	32,279
El Paso CGP Co.
6.500% due 06/01/2008	3,600	2,916
7.625% due 09/01/2008	3,850	3,215
El Paso Corp.
6.750% due 05/15/2009	8,400	7,056
7.000% due 05/15/2011	2,650	2,200
7.875% due 06/15/2012	2,825	2,387
7.375% due 12/15/2012	20,405	16,783
7.800% due 08/01/2031	6,020	4,485
7.750% due 01/15/2032	29,725	22,145
Equistar Chemicals LP
10.125% due 09/01/2008	18,025	17,935

18	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

8.750% due 02/15/2009	$14,050	$13,207
Extended Stay America, Inc.
9.875% due 06/15/2011	35,110	38,928
Extendicare Health Services
9.350% due 12/15/2007	12,500	12,938
9.500% due 07/01/2010	9,740	10,617
Ferrellgas Partners LP
6.990% due 08/01/2005	7,000	7,265
7.080% due 08/01/2006 (n)	5,000	4,975
8.780% due 08/01/2007 (a)(n)	14,000	15,017
7.120% due 08/01/2008 (n)	5,000	5,189
8.870% due 08/01/2009 (a)(n)	7,300	8,051
7.240% due 08/01/2010 (n)	10,000	10,885
8.750% due 06/15/2012	7,538	8,103
Fimep S.A.
10.500% due 02/15/2013	4,335	4,920
Foamex LP
10.750% due 04/01/2009	3,915	3,514
Fort James Corp.
9.500% due 05/15/2022	29,889	30,188
Fresenius Medical Care
7.875% due 06/15/2011	22,065	23,168
Garden State Newspapers, Inc.
8.750% due 10/01/2009	24,412	25,205
8.625% due 07/01/2011	10,436	11,010
Georgia-Pacific Corp.
6.700% due 11/15/2003	21,870	21,979
9.875% due 11/01/2021	10,125	10,378
9.625% due 03/15/2022	14,176	14,389
9.125% due 07/01/2022	39,132	38,936
8.250% due 03/01/2023	7,100	6,603
8.125% due 06/15/2023	14,025	13,043
8.875% due 05/15/2031	13,195	13,327
Giant Industries, Inc.
11.000% due 05/15/2012	4,500	4,455
GulfTerra Energy Partners LP
8.500% due 06/01/2010	19,180	20,762
Hanover Equipment Trust
8.500% due 09/01/2008	43,885	45,421
HCA, Inc.
7.875% due 02/01/2011	4,198	4,693
6.300% due 10/01/2012	1,385	1,414
6.250% due 02/15/2013	1,500	1,524
6.750% due 07/15/2013	10,000	10,522
7.690% due 06/15/2025	5,000	5,190
HealthSouth Corp.
8.500% due 02/01/2008 (e)	12,780	11,310
8.375% due 10/01/2011 (e)	26,365	22,806
Hercules, Inc.
11.125% due 11/15/2007	6,325	9,330
Hilton Hotels Corp.
7.625% due 12/01/2012	30,060	32,991
HMH Properties, Inc.
7.875% due 08/01/2008	18,230	18,822
8.450% due 12/01/2008	6,424	6,721
Hollinger International Publishing
9.000% due 12/15/2010	36,596	38,746
Hollinger Participation Trust
12.125% due 11/15/2010 (f)	16,917	18,787
Host Marriott LP
8.375% due 02/15/2006 (b)	7,537	7,923
9.500% due 01/15/2007	16,935	18,629
9.250% due 10/01/2007	9,450	10,360
Ingles Markets, Inc.
8.875% due 12/01/2011	4,655	4,725
Insight Midwest LP
9.750% due 10/01/2009	21,075	21,338
10.500% due 11/01/2010	7,239	7,601
ISP Chemco, Inc.
10.250% due 07/01/2011	18,635	20,871
ISP Holdings, Inc.
10.625% due 12/15/2009	2,159	2,364
ITT Corp.
6.750% due 11/15/2003	$500	$502
Jefferson Smurfit Corp.
7.500% due 06/01/2013	6,405	6,533
Johnsondiversey, Inc.
9.625% due 05/15/2012	4,364	4,757
Jupiters Ltd.
8.500% due 03/01/2006	3,845	4,215
K&F Industries, Inc.
9.250% due 10/15/2007	2,150	2,225
9.625% due 12/15/2010	1,330	1,470
Kmart Corp.
12.350% due 01/01/2008 (n)	3,363	836
L-3 Communications Corp.
7.625% due 06/15/2012	1,000	1,088
6.125% due 07/15/2013	1,275	1,269
La Quinta Corp.
8.875% due 03/15/2011	4,055	4,415
Legrand S.A.
8.500% due 02/15/2025	13,225	13,490
Leviathan Gas Corp.
10.375% due 06/01/2009	4,548	5,185
Lyondell Chemical Co.
9.500% due 12/15/2008	11,555	22,301
Lyondell Petroleum
6.280% due 06/30/2006	147	147
Mail Well I Corp.
9.625% due 03/15/2012	17,005	18,535
Mandalay Resort Group
9.500% due 08/01/2008	2,000	2,305
9.375% due 02/15/2010	58,437	67,349
7.625% due 07/15/2013	12,085	12,508
6.700% due 11/15/2096	3,874	3,908
Mediacom Broadband LLC
11.000% due 07/15/2013	34,585	36,574
MGM Mirage, Inc.
8.500% due 09/15/2010	2,725	3,079
8.375% due 02/01/2011	36,505	40,338
Midwest Generation LLC
8.300% due 07/02/2009	5,225	4,990
8.560% due 01/02/2016	78,860	72,946
Millennium America, Inc.
9.250% due 06/15/2008	21,050	42,994
Mirage Resorts, Inc.
7.250% due 10/15/2006	2,500	2,681
6.750% due 08/01/2007	5,750	6,066
6.750% due 02/01/2008	4,755	5,028
Newpark Resources, Inc.
8.625% due 12/15/2007	10,635	11,007
Nextel Communications, Inc.
9.950% due 02/15/2008	8,025	8,476
Norampac, Inc.
6.750% due 06/01/2013	3,325	3,408
OM Group, Inc.
9.250% due 12/15/2011	14,210	14,174
Owens-Brockway Glass Container, Inc.
8.875% due 02/15/2009	6,975	7,463
7.750% due 05/15/2011	7,465	7,764
8.750% due 11/15/2012	27,235	29,346
8.250% due 05/15/2013	22,825	23,396
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	21,020	24,278
PanAmSat Corp.
6.375% due 01/15/2008	260	270
8.500% due 02/01/2012	67,203	70,731
Park Place Entertainment Corp.
7.875% due 12/15/2005	695	739
9.375% due 02/15/2007	9,703	10,746
8.875% due 09/15/2008	4,855	5,389
7.875% due 03/15/2010	1,900	2,043
7.000% due 04/15/2013	36,358	37,767
Peabody Energy Corp.
6.875% due 03/15/2013	$31,960	$33,478
Pride International, Inc.
9.375% due 05/01/2007	16,792	17,380
10.000% due 06/01/2009	1,434	1,556
Primedia, Inc.
8.000% due 05/15/2013	29,240	29,679
Quebecor Media, Inc.
11.125% due 07/15/2011	35,929	41,139
Qwest Corp.
7.200% due 11/01/2004	10,165	10,495
7.250% due 11/01/2008 (b)	4,170	4,003
7.500% due 11/01/2008	3,900	3,764
8.875% due 03/15/2012	36,535	40,737
8.875% due 06/01/2031	11,420	11,991
Raychem Corp.
8.200% due 10/15/2008	5,075	5,418
RH Donnelley Finance Corp.
8.875% due 12/15/2010	6,650	7,481
Riggs Capital Trust
8.625% due 12/31/2026	13,470	13,605
Rogers Cablesystems, Inc.
10.000% due 03/15/2005	5,508	5,935
11.000% due 12/01/2015	4,700	5,346
Rogers Cantel, Inc.
8.300% due 10/01/2007	3,359	3,472
9.375% due 06/01/2008	37,363	39,325
Roundy’s, Inc.
8.875% due 06/15/2012	33,978	35,677
Royal Caribbean Cruises Ltd.
8.125% due 07/28/2004	4,010	4,180
8.750% due 02/02/2011	6,000	6,570
Safety-Kleen Corp.
9.250% due 06/01/2008 (e)	22,459	27
9.250% due 05/15/2009 (e)	11,042	552
Salem Communications Holding Corp.
7.750% due 12/15/2010	9,250	9,528
Shaw Communications, Inc.
8.250% due 04/11/2010	3,665	4,059
7.200% due 12/15/2011	7,975	8,513
Six Flags, Inc.
9.750% due 04/15/2013	37,230	35,182
Sonat, Inc.
7.625% due 07/15/2011	18,412	15,282
SPX Corp.
9.400% due 06/14/2005 (n)	20,000	21,960
6.250% due 06/15/2011	17,175	17,132
7.500% due 01/01/2013	7,675	8,116
Starwood Hotels& Resorts Worldwide, Inc.
7.375% due 05/01/2007	23,500	25,321
7.875% due 05/01/2012	20,100	22,110
Stone Container Corp.
11.500% due 08/15/2006	4,600	4,905
9.750% due 02/01/2011	2,305	2,524
8.375% due 07/01/2012	2,920	3,081
TeleCorp PCS, Inc.
10.625% due 07/15/2010	150	178
Tenet Healthcare Corp.
6.375% due 12/01/2011	12,100	11,646
6.500% due 06/01/2012	6,000	5,760
7.375% due 02/01/2013	37,495	37,964
Tesoro Petroleum Corp.
9.625% due 11/01/2008	4,035	4,035
9.625% due 04/01/2012	12,220	12,220
Time Warner Telecom, Inc.
9.750% due 07/15/2008	9,840	9,742
10.125% due 02/01/2011	5,700	5,714
Tritel PCS, Inc.
10.375% due 01/15/2011	26,412	31,898
TRW Automotive, Inc.
9.375% due 02/15/2013	22,950	25,934

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	19

Schedule of Investments (Cont.)

High Yield Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

Tyco International Group S.A.
5.875% due 11/01/2004	$1,000	$1,030
6.750% due 02/15/2011	44,210	46,863
U.S. Airways, Inc.
9.625% due 09/01/2003 (e)	17,690	6,103
9.330% due 01/01/2006 (e)	3,157	824
United Airlines, Inc.
1.360% due 03/02/2004 (b)	4,779	3,751
6.201% due 09/01/2008	2,300	1,861
9.410% due 06/15/2010	1,172	492
7.730% due 07/01/2010	27,485	21,471
7.186% due 04/01/2011 (e)	4,074	3,467
6.602% due 09/01/2013	6,950	5,689
7.783% due 01/01/2014	465	361
8.360% due 01/20/2019	1,830	1,798
Vintage Petroleum, Inc.
8.625% due 02/01/2009	10,468	10,861
7.875% due 05/15/2011	13,570	14,147
8.250% due 05/01/2012	23,985	25,964
Vivendi Universal S.A.
6.250% due 07/15/2008	12,470	12,906
9.250% due 04/15/2010	11,085	12,859
VoiceStream Wireless Corp.
10.375% due 11/15/2009	1	1
Western Gas Resources, Inc.
10.000% due 06/15/2009	4,015	4,266
Westlake Chemical Corp.
8.750% due 07/15/2011	3,700	3,857
Williams Cos., Inc.
9.250% due 03/15/2004	41,550	42,589
6.625% due 11/15/2004	5,100	5,177
7.375% due 11/15/2006	3,600	3,960
8.625% due 06/01/2010	21,060	22,482
7.125% due 09/01/2011	1,275	1,265
8.125% due 03/15/2012	6,930	7,242
7.625% due 07/15/2019	21,135	19,761
7.875% due 09/01/2021	32,240	30,628
7.500% due 01/15/2031	11,927	10,675
7.750% due 06/15/2031	16,480	14,997
8.750% due 03/15/2032	7,795	7,737
Xerox Capital Europe PLC
5.875% due 05/15/2004	19,952	20,152
Xerox Corp.
5.500% due 11/15/2003	10,025	10,050
5.250% due 12/15/2003	13,935	14,057
Young Broadcasting, Inc.
9.000% due 01/15/2006	13,406	13,540
8.750% due 06/15/2007	8,680	8,854
8.500% due 12/15/2008	6,000	6,420
10.000% due 03/01/2011	28,255	30,092

		3,676,225

Utilities 12.4%
ACC Escrow Corp.
10.000% due 08/01/2011	35,700	38,556
AES Corp.
10.000% due 12/12/2005	5,000	5,175
8.750% due 05/15/2013	69,390	73,206
8.540% due 11/30/2019	3,893	4,019
AT&T Corp.
8.500% due 11/15/2031	11,245	13,360
Calpine Corp.
8.750% due 07/15/2013	23,650	21,758
CenterPoint Energy Resources Corp.
7.750% due 02/15/2011	27,730	31,302
7.875% due 04/01/2013	15,565	17,516
CMS Energy Corp.
7.625% due 11/15/2004	12,115	12,357
7.000% due 01/15/2005	39,814	39,714
9.875% due 10/15/2007	2,000	2,150
8.900% due 07/15/2008	8,910	9,266
7.500% due 01/15/2009	25,555	25,427
7.750% due 08/01/2010	11,400	11,343
DPL, Inc.
6.250% due 05/15/2008	$2,000	$2,077
Edison International, Inc.
6.875% due 09/15/2004	57,634	58,931
El Paso Energy Partners
8.500% due 06/01/2011	16,894	18,288
El Paso Natural Gas Co.
7.625% due 08/01/2010	620	605
8.625% due 01/15/2022	7,000	6,493
El Paso Production Holding Co.
7.750% due 06/01/2013	30,755	29,371
IPALCO Enterprises, Inc.
8.375% due 11/14/2008	3,040	3,314
7.625% due 11/14/2011	7,390	8,055
MSW Energy Holdings LLC
8.500% due 09/01/2010	1,855	1,948
Nextel Communications, Inc.
9.375% due 11/15/2009	3,450	3,761
7.375% due 08/01/2015	20,900	21,214
NorAm Energy Corp.
6.375% due 11/01/2003	42,255	42,341
Northwestern Bell Telephone
6.250% due 01/01/2007	8,225	8,225
Pinnacle Partners
8.830% due 08/15/2004	73,310	76,609
PSEG Energy Holdings, Inc.
7.750% due 04/16/2007	8,500	8,500
8.625% due 02/15/2008	10,000	10,225
10.000% due 10/01/2009	21,825	23,135
8.500% due 06/15/2011	41,675	41,988
Reliant Energy Resources Corp.
8.125% due 07/15/2005	4,300	4,613
Rocky River Realty
8.810% due 04/14/2007 (a)(n)	1,825	2,095
Rural Cellular Corp.
9.625% due 05/15/2008	9,508	8,700
9.750% due 01/15/2010	1,949	1,783
SESI LLC
8.875% due 05/15/2011	15,079	16,059
South Point Energy Corp.
8.400% due 05/30/2012	38,876	36,568
Southern California Edison Co.
8.000% due 02/15/2007	30,922	34,710
Sprint Capital Corp.
6.900% due 05/01/2019	11,800	12,132
6.875% due 11/15/2028	12,610	12,340
8.750% due 03/15/2032	25,950	30,943
TECO Energy, Inc.
7.500% due 06/15/2010	23,140	23,574
Triton PCS, Inc.
8.750% due 11/15/2011	12,950	12,982
8.500% due 06/01/2013	2,100	2,263
TXU Corp.
6.375% due 01/01/2008	1,110	1,147
7.000% due 03/15/2013	23,125	25,191
Vintage Petroleum, Inc.
9.750% due 06/30/2009	6,170	6,602
Wilmington Trust Co.—Tucson Electric
10.210% due 01/01/2009 (a)(n)	448	448
10.732% due 01/01/2013 (a)(n)	8,005	8,005
WorldCom, Inc.—WorldCom Group
7.750% due 04/01/2007 (e)	10,000	3,325
7.500% due 05/15/2011 (e)	8,000	2,660
6.950% due 08/15/2028 (e)	12,700	4,223
8.250% due 05/15/2031 (e)	43,450	14,447
		935,039

Total Corporate Bonds & Notes (Cost $5,420,460)		5,580,123

MUNICIPAL BONDS & NOTES 0.0%
New Jersey 0.0%
New Jersey Tobacco Settlement Funding Corp. Revenue Bonds, Series 2003
6.375% due 06/01/2032	$2,000	$1,801

Total Municipal Bonds & Notes (Cost $1,917)		1,801

MORTGAGE-BACKED SECURITIES 0.4%
Collateralized Mortgage Obligations 0.4%
Continental Airlines, Inc.
6.920% due 04/02/2013 (a)(n)	28,504	26,231
Red Mountain Funding Corp.
9.150% due 11/28/2027	4,517	2,256

		28,487

Fannie Mae 0.0%
5.500% due 09/01/2017	78	81

Total Mortgage-Backed Securities (Cost $29,712)		28,568

ASSET-BACKED SECURITIES 3.0%
AES Corp.
5.130% due 07/29/2008 (b)	2,143	2,147
5.320% due 07/29/2008 (b)	2,857	2,862
Allied Waste North America, Inc.
4.390% due 04/30/2010 (b)	1,132	1,145
4.400% due 04/30/2012 (b)	596	603
4.400% due 04/30/2013 (b)	179	181
4.540% due 04/30/2014 (b)	358	362
Aquila, Inc.
8.750% due 04/15/2006 (b)	5,894	5,997
Canwest Media
3.880% due 11/15/2008 (b)	1,250	1,262
Centennial Cellular
4.280% due 05/31/2007 (b)	55	54
4.390% due 05/31/2007 (b)	529	523
4.450% due 05/31/2007 (b)	1,669	1,636
4.510% due 01/04/2008 (b)	892	882
4.530% due 01/04/2008	43	43
4.590% due 01/04/2008 (b)	373	369
Charter Communications Holdings LLC
3.860% due 03/18/2008 (b)	11,859	11,260
CITGO Petroleum Corp.
8.250% due 02/24/2006 (b)	2,000	2,068
Crown Castle International Corp.
3.850% due 03/31/2008 (b)	1,995	2,001
DaVita, Inc.
3.640% due 06/23/2009 (b)	69	69
3.680% due 06/23/2009 (b)	1,851	1,861
3.610% due 06/23/2010 (b)	1,851	1,861
3.660% due 06/23/2011 (b)	1,851	1,861
3.620% due 06/23/2012 (b)	2,856	2,872
Dex Media East LLC
5.000% due 11/08/2008 (b)(d)	2,644	2,654
Dex Media West LLC
3.870% due 09/10/2010 (b)	1,975	1,995
DirecTV Holdings LLC
4.000% due 03/06/2010 (b)	669	673
4.020% due 03/06/2010 (b)	1,166	1,173
3.990% due 04/06/2010 (b)	1,166	1,173
Graphic Packaging Corp.
4.120% due 08/08/2009 (b)	415	394
4.120% due 08/08/2009 (b)(d)	7,920	7,514
4.130% due 08/08/2009 (b)	332	315
4.190% due 08/08/2009 (b)	332	312
Houghton Mifflin Co.
6.250% due 12/30/2008 (b)(d)	2,462	2,332
8.250% due 02/01/2011 (b)	18,380	19,345

20	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

	Principal Amount (000s)		Value (000s)

Insight Midwest LP
4.062% due 12/15/2009 (b)		$4,500	$4,511
Levi Strauss & Co.
5.360% due 07/31/2006 (b)		1,895	1,894
Lyondell Petroleum
6.250% due 06/30/2006 (b)		29	29
Mission Energy
8.625% due 07/25/2006 (b)		1,688	1,075
8.778% due 07/25/2006 (b)		4,812	3,063
Nextel Partners, Inc.
4.125% due 03/31/2008 (b)		17	17
4.187% due 03/31/2008 (b)		4,606	4,607
4.500% due 06/30/2008		19	19
4.562% due 06/30/2008 (b)		7,594	7,634
4.750% due 12/31/2008		22	22
4.812% due 12/31/2008 (b)		7,591	7,632
PPM America High Yield Ltd.
2.071% due 06/01/2011 (b)		8,507	6,717
Qwest Corp.
4.620% due 11/30/2005 (b)		3,685	3,662
6.500% due 06/05/2007 (b)(d)		68,500	70,110
6.950% due 06/05/2010		500	491
Rayovac Corp.
4.880% due 10/01/2009 (b)		1,000	1,004
RH Donnelley Finance Corp.
5.290% due 06/30/2010 (b)		1,744	1,779
5.280% due 07/30/2010 (b)		1,744	1,779
5.110% due 08/30/2010 (b)		249	254
5.100% due 08/30/2011 (b)		724	739
Rural Cellular Corp.
4.630% due 04/03/2009 (b)		1,114	1,103
4.880% due 04/03/2009 (b)		2,114	2,094
Springer
3.871% due 09/16/2011 (b)		1,000	997
4.371% due 09/16/2012 (b)		1,000	997
Stone Container Corp.
3.625% due 06/30/2009 (b)		4,069	4,101
TRW Automotive, Inc.
4.130% due 02/27/2011 (b)		8,000	8,058
Tyco International Group S.A.
6.379% due 07/26/2006 (b)(d)(n)		12,500	12,767
Xerox Corp.
3.390% due 04/30/2005 (b)		3,000	3,004

Total Asset-Backed Securities (Cost $229,084)			229,958

SOVEREIGN ISSUES 6.9%
Republic of Brazil
2.125% due 04/15/2006 (b)		73,018	71,375
2.562% due 04/15/2006 (b)		8,844	8,645
11.500% due 03/12/2008		10,000	11,025
2.187% due 04/15/2009 (b)		2,824	2,538
10.000% due 08/07/2011		4,000	3,940
11.000% due 01/11/2012		11,600	11,948
2.187% due 04/15/2012 (b)		10,000	8,000
8.000% due 04/15/2014		102,958	94,598
11.000% due 08/17/2040		25,750	24,334
Republic of Panama
9.625% due 02/08/2011		19,850	22,778
9.375% due 07/23/2012		5,730	6,518
9.375% due 07/23/2012		11,200	12,706
1.937% due 07/17/2014		8,747	8,178
2.250% due 07/17/2016 (b)		24,650	20,952
10.750% due 05/15/2020		9,125	10,927
9.375% due 01/16/2023		2,247	2,427
8.875% due 09/30/2027		14,625	15,137
9.375% due 04/01/2029		12,525	14,278
Republic of Peru
9.125% due 01/15/2008		19,800	23,166
9.125% due 02/21/2012		65,010	72,649
9.875% due 02/06/2015		18,600	21,623
4.500% due 03/07/2017		$1,200	$1,047
5.000% due 03/07/2017		9,071	8,334
Russian Federation
5.000% due 03/31/2030		44,440	42,062

Total Sovereign Issues (Cost $488,373)			519,185

FOREIGN CURRENCY-DENOMINATED ISSUES (l)(m) 3.9%
ABB International Finance Ltd.
5.125% due 01/11/2006	EC	3,000	3,403
Aspropulsion Capital
9.625% due 10/01/2013		1,200	1,397
Ball Corp.
4.630% due 11/30/2009		5,413	6,355
Barry Callebaut Services NV
9.250% due 03/15/2010		2,800	3,582
Crown Euro Holdings S.A.
10.250% due 03/01/2011		4,000	4,984
Del Monte Corp.
5.876% due 12/31/2010		906	1,068
Eircom Funding
8.250% due 08/15/2015		9,365	11,778
El Paso Corp.
5.750% due 03/14/2006		5,000	5,182
7.125% due 05/06/2009		12,600	12,472
Fimep S.A.
11.000% due 02/15/2013		17,860	24,075
Flender Holding GmbH
11.000% due 08/01/2010		1,225	1,541
Fort James Corp.
4.750% due 06/29/2004		5,800	6,734
Fresenius Finance BV
7.750% due 04/30/2009		1,800	2,222
Fresenius Medical Care
7.375% due 06/15/2011		6,000	7,155
Johnsondiversey, Inc.
9.625% due 05/15/2012		3,870	4,834
JSG Funding PLC
10.125% due 10/01/2012		22,275	28,340
Kappa Beheer BV
10.625% due 07/15/2009		250	314
Kronos International, Inc.
8.875% due 06/30/2009		17,615	21,437
Messer Griesheim Holding AG
5.471% due 04/27/2009		2,000	2,350
10.375% due 06/01/2011		5,700	7,600
PTC International Finance II
10.875% due 05/01/2008		5,000	6,420
11.250% due 12/01/2009		6,200	7,942
Telemedia Nederland
4.869% due 03/10/2011		2,131	2,464
5.369% due 03/10/2012		2,131	2,469
TRW Automotive, Inc.
10.125% due 02/15/2013		21,750	27,862
11.750% due 02/15/2013		800	1,057
Tyco International Group S.A.
4.375% due 11/19/2004		28,500	33,273
6.125% due 04/04/2007		1,700	2,037
5.500% due 11/19/2008		4,487	5,194
Valentia Telecommunications Ltd.
7.250% due 08/15/2013		20,375	24,677
7.250% due 08/15/2013		2,000	2,422
Xerox Capital Europe PLC
5.250% due 12/03/2004		14,075	16,375
Xerox Corp.
3.500% due 02/04/2004		5,000	5,828

Total Foreign Currency-Denominated Issues (Cost $254,314)			294,843

PURCHASED PUT OPTIONS 0.0%
Eurodollar March Futures
Strike @ 96.000 Exp. 03/15/2004		4,764	$30

Total Purchased Put Options (Cost $77)			30

CONVERTIBLE BONDS & NOTES 1.7%

	Principal Amount (000s)
Banking & Finance 0.6%
Fiat Finance Luxembourg S.A.
3.250% due 01/09/2007		$48,740	48,192

Healthcare 0.1%
HealthSouth Corp.
3.250% due 04/01/2049 (e)		6,575	5,884

Industrials 0.7%
Dimon, Inc.
6.250% due 03/31/2007 (n)		39,227	37,890
Starwood Hotels & Resorts Worldwide, Inc.
0.000% due 05/25/2021		30,000	17,137

			55,027

Utilities 0.3%
Rogers Communication, Inc.
2.000% due 11/26/2005		19,980	18,007

Total Convertible Bonds & Notes (Cost $122,434)			127,110

COMMON STOCKS 0.1%
	Shares
Industrials 0.1%
Dobson Communications Corp.		1,414,399	11,485

Total Common Stocks (Cost $9,321)			11,485

CONVERTIBLE PREFERRED STOCK 0.1%
Dobson Communications Corp.
6.000% due 01/15/2008		21,975	4,436

Total Convertible Preferred Stock (Cost $3,670)			4,436

PREFERRED STOCK 0.8%
CSC Holdings, Inc.
11.125% due 04/01/2008		302,696	31,707
Fresenius Medical Care
7.875% due 02/01/2008		28,413	29,621

Total Preferred Stock (Cost $61,072)			61,328

SHORT-TERM INSTRUMENTS 7.5%

	Principal Amount (000s)
Commercial Paper 6.6%
Fannie Mae
1.050% due 10/01/2003		$14,700	14,700
1.055% due 11/19/2003		56,000	55,920
1.070% due 12/02/2003		80,000	79,851
1.045% due 12/10/2003		100,000	99,789
1.070% due 12/10/2003		15,000	14,968
1.075% due 12/16/2003		44,200	44,099

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	21

Schedule of Investments (Cont.)

High Yield Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

1.080% due 02/02/2004	$100,000	$99,622
1.080% due 02/24/2004	13,800	13,738
1.080% due 03/17/2004	10,600	10,545
HBOS Treasury Services PLC
1.070% due 12/15/2003	50,000	49,887
Kraft Foods, Inc.
1.940% due 02/27/2004	16,300	16,300

		499,419

Repurchase Agreements 0.7%
State Street Bank
0.800% due 10/01/2003	50,532	50,532

(Dated 09/30/2003. Collateralized by Fannie Mae 2.600% due 10/01/2004 valued at $546 and Freddie Mac 3.250% due 11/15/2004 valued at $25,505 and Federal Home Loan Bank 2.125% due 12/15/2004 valued at $25,501. Repurchase proceeds are $50,533.)

U.S. Treasury Bills 0.2%
1.010% due 12/04/2003-12/18/2003 (g)(h)(i)	14,105	14,076

Total Short-Term Instruments (Cost $564,052)		564,027

Total Investments 98.2% (Cost $7,184,486)		$7,422,894
Written Options (j) (0.2%) (Premiums $17,141)		(16,059)
Other Assets and Liabilities (Net) 2.0%		154,343

Net Assets 100.0%		$7,561,178

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Restricted securities as of September 30, 2003:

Issuer Description	Acquisition Date	Cost as of September 30, 2003	Market Value as of September 30, 2003	Market Value as Percentage of Net Assets

Bombardier Capital, Inc.	08/11/2003	$21,205	$22,633	0.30%
Continental Airlines, Inc.	07/01/2003	25,378	26,231	0.35
Ferrellgas Partners LP	06/30/2003	15,433	15,017	0.20
Ferrellgas Partners LP	06/30/2003	8,212	8,051	0.11
RockyRiver Realty	11/22/2000	1,802	2,095	0.03
Wilmington Trust Co.—Tucson Electric	01/07/1993-05/16/2003	7,593	8,005	0.11
Wilmington Trust Co.—Tucson Electric	06/29/1993	439	448	0.01

		$80,062	$82,480	1.11%

(b)	Variable rate security. The rate listed is as of September 30, 2003.

(c)	Security becomes interest bearing at a future date.

(d)	Security, or a portion thereof, has been purchased on a delayed delivery basis. The aggregate payable and market value for all securities purchased on a delayed delivery basis was $46,284 and $45,461, respectively, as of September 30, 2003.

(e)	Security is in default.

(f)	Payment in-kind bond security.

(g)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(h)	Securities with an aggregate market value of $5,805 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2003:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchase Put Options
Strike @ 89.00 (03/2005)—Long	1,915	$(26)
Euribor March Futures
(03/2005)—Long	896	1,304
Euribor December Futures
(12/2004)—Long	1,019	1,620
Eurodollar September Futures
(09/2004)—Long	2,205	4,566
Eurodollar December Futures
(12/2004)—Long	2,559	5,417

		$12,881

(i)	Security, or a portion thereof, has been pledged as collateral for swap and/or swaption contracts. The aggregate market value for all securities pledged as collateral was $8,276 as of September 30, 2003.

(j)	Premiums received on written options:

Type	Notional Amount	Premium	Value

Put—OTC 7-Year Interest Rate Swap Counterparty: Goldman Sachs & Co.
Strike @ 7.000%*
Exp. 01/07/2005	$206,100	$3,566	$1,323
Call—OTC 7-Year Interest Rate Swap Counterparty: J.P. Morgan Chase & Co.
Strike @ 5.500%**
Exp. 01/07/2005	4,400	91	305
Call—OTC 7-Year Interest Rate Swap Counterparty: Goldman Sachs & Co.
Strike @ 5.000%**
Exp. 01/07/2005	117,800	2,780	5,753
Call—OTC 10-Year Interest Rate Swap Counterparty: Goldman Sachs & Co.
Strike @ 4.000%**
Exp. 10/07/2004	92,500	1,512	1,190
Call—OTC 10-Year Interest Rate Swap Counterparty: Bear Stearns International Ltd.
Strike @ 4.000%**
Exp. 10/07/2004	68,300	1,052	879
Put—OTC 10-Year Interest Rate Swap Counterparty: Goldman Sachs & Co.
Strike @ 6.500%*
Exp. 10/07/2004	92,500	2,643	924
Put—OTC 10-Year Interest Rate Swap Counterparty: Bear Stearns International Ltd.
Strike @ 6.500%*
Exp. 10/07/2004	68,300	2,015	682
Call—OTC 7-Year Interest Rate Swap Counterparty: Wachovia Bank, N.A.
Strike @ 5.500%**
Exp. 01/07/2005	72,100	3,482	5,003

		$17,141	$16,059

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

(k)	Swap agreements outstanding at September 30, 2003:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Pay a fixed rate equal to 3.500% and the Fund will receive to the counterparty at par in the event of default of The Williams Cos., Inc. 7.125% due 09/01/2011
Counterparty: Goldman Sachs & Co. Exp. 03/01/2004	$5,000	$(1,181)
Pay a fixed rate equal to 8.500% and the Fund will receive to the counterparty at par in the event of default of The Williams Cos., Inc. 8.125% due 03/15/2012.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/01/2004	2,500	(500)

22	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

Receive a fixed rate equal to 0.600% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 02/01/2004	$5,000	$8
Receive a fixed rate equal to 0.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Croatia 2.188% due 07/31/2010.
Counterparty: J.P. Morgan Chase & Co. Exp. 01/03/2004	2,000	1
Receive a fixed rate equal to 0.750% and the Fund will pay to the counterparty at par in the event of default of Republic of South Africa 9.125% due 05/19/2009.
Counterparty: J.P. Morgan Chase & Co. Exp. 01/03/2004	2,000	2
Receive a fixed rate equal to 0.750% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/16/2003	5,000	6
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., London Exp. 05/03/2004	5,000	0
Receive a fixed rate equal to 0.950% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 07/23/2012.
Counterparty: J.P. Morgan Chase & Co. Exp. 01/03/2004	2,000	0
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Hilton Hotels Corp. 3.375% due 04/15/2023.
Counterparty: Bear, Stearns & Co., Inc. Exp. 06/02/2004	5,000	(8)
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Republic of Russia 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 09/02/2004	20,000	10
Receive a fixed rate equal to 2.000% and the Fund will pay to the counterparty at par in the event of default of Royal Caribbean Cruises Ltd. 0.00% due 05/18/2021.
Counterparty: Bear, Stearns & Co., Inc. Exp. 06/02/2004	5,000	0
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Republic of Russia 5.000% due 03/31/2030.
Counterparty: Lehman Brothers, Inc. Exp. 06/02/2004	16,000	16
Receive a fixed rate equal to 1.100% and the Fund will pay to the counterparty at par in the event of default of Cemex S.A. de C.V. 12.750% due 07/15/2006.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/02/2004	$6,000	$48
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/02/2004	6,000	(2)
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: J.P. Morgan Chase & Co. Exp. 09/02/2004	20,000	(10)
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/22/2005	5,000	54
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/02/2005	5,000	57
Receive a fixed rate equal to 1.350% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: UBS Warburg LLC Exp. 09/02/2004	10,000	10
Receive a fixed rate equal to 1.400% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/02/2004	8,000	0
Receive a fixed rate equal to 1.520% and the Fund will pay to the counterparty at par in the event of default of Bombardier, Inc. 6.750% due 05/01/2012.
Counterparty: Lehman Brothers, Inc. Exp. 09/02/2004	5,000	75
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of FirstEnergy Corp. 6.450% due 11/15/2011.
Counterparty: Merrill Lynch & Co., Inc. Exp. 09/02/2004	5,000	29
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/03/2005	5,000	24
Receive a fixed rate equal to 1.760% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Credit Suisse First Boston Exp. 07/02/2004	$10,000	$41
Receive a fixed rate equal to 1.770% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Counterparty: Goldman Sachs & Co. Exp. 11/30/2003	9,000	11
Receive a fixed rate equal to 1.820% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Counterparty: Goldman Sachs & Co. Exp. 11/30/2003	9,000	12
Receive a fixed rate equal to 1.900% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Bear, Stearns & Co., Inc. Exp. 06/02/2004	5,000	10
Receive a fixed rate equal to 2.100% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 11/30/2003	7,000	10
Receive a fixed rate equal to 2.250% and the Fund will pay to the counterparty at par in the event of default of Republic of Russia 5.000% due 03/31/2030.
Counterparty: J.P. Morgan Chase & Co. Exp. 01/03/2004	2,000	7
Receive a fixed rate equal to 2.800% and the Fund will pay to the counterparty at par in the event of default of Bombardier, Inc. 6.750% due 05/01/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 09/02/2005	8,000	132
Receive a fixed rate equal to 3.250% and the Fund will pay to the counterparty at par in the event of default of Republic of Russia 5.000% due 03/31/2030.
Counterparty: Goldman Sachs & Co. Exp. 06/02/2013	20,000	375
Receive a fixed rate equal to 3.270% and the Fund will pay to the counterparty at par in the event of default of Russian Federation 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/02/2013	17,000	342
Receive a fixed rate equal to 4.500% and the Fund will pay to the counterparty at par in the event of default of J.P. Morgan HUDI-BB Index due 06/20/2008.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/02/2008	31,800	(56)

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	23

Schedule of Investments (Cont.)

High Yield Fund

September 30, 2003 (Unaudited)

Receive a fixed rate equal to 4.500% and the Fund will pay to the counterparty at par in the event of default of J.P. Morgan HUDI-BB Index due 06/20/2008.
Counterparty: Credit Suisse First Boston Exp. 06/02/2008	$4,950	$18
Receive a fixed rate equal to 5.200% and the Fund will pay to the counterparty at par in the event of default of J.P. Morgan HUDI-BB Index due 06/20/2008.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/02/2008	14,615	(66)
Receive a fixed rate to 6.750% and the Fund will pay to the counterparty at par in the event of default of Xerox Corp. 9.750% due 01/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 12/20/2004	5,000	204
Received a fixed rate equal to 5.450% and the Fund will pay to the counterparty at par in the event of default of Centerpoint Energy Resources Corporation 7.750% due 02/15/2011.
Counterparty: Merrill Lynch & Co., Inc. Exp. 03/03/2004	5,500	96

		$(225)

(l)	Foreign forward currency contracts outstanding at September 30, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

Sell	EC	238,458	11/2003	$0	$(3,766)	$(3,766)

(m)	Principal amount denoted in indicated currency:

EC—Euro

(n)	Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $207,086, which is 2.74% of net assets.

24	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

Schedule of Investments

Low Duration Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 7.1%
Banking & Finance 2.8%
Banco Nacional de Comercio Exterior
7.250% due 02/02/2004	$1,800	$1,836
Bank of America Corp.
6.625% due 06/15/2004	1,000	1,038
Bear Stearns Cos., Inc.
1.560% due 06/01/2004 (a)	3,000	3,010
CIT Group, Inc.
2.610% due 01/31/2005 (a)	48,850	49,652
Credit Asset Receivable LLC
6.274% due 10/31/2003	1,634	1,640
Export-Import Bank Korea
6.500% due 11/15/2006	6,700	7,501
7.100% due 03/15/2007	6,700	7,519
Ford Motor Credit Co.
1.718% due 07/19/2004 (a)	800	797
6.875% due 02/01/2006	10,000	10,644
7.375% due 10/28/2009	100	107
7.875% due 06/15/2010	1,860	2,019
7.375% due 02/01/2011	580	611
7.250% due 10/25/2011	250	261
Gemstone Investors Ltd.
7.710% due 10/31/2004	36,300	36,028
General Motors Acceptance Corp.
5.750% due 11/10/2003	5,000	5,022
2.088% due 01/20/2004 (a)	41,720	41,755
1.877% due 03/22/2004 (a)	5,000	5,008
1.360% due 04/05/2004 (a)	21,700	21,676
1.914% due 05/04/2004 (a)	3,700	3,704
1.836% due 05/10/2004 (a)	600	600
1.830% due 05/17/2004 (a)	1,300	1,301
7.625% due 06/15/2004	1,000	1,039
6.850% due 06/17/2004	1,000	1,034
1.460% due 07/21/2004 (a)	600	598
1.510% due 07/30/2004 (a)	400	399
4.500% due 07/15/2006	18,700	19,110
6.125% due 02/01/2007	4,000	4,238
6.125% due 08/28/2007	1,500	1,587
7.430% due 12/01/2021	373	373
General Motors Nova Scotia Finance
6.850% due 10/15/2008	20,500	22,082
Household Finance Corp.
7.125% due 09/01/2005	50	55
IMEXA Export Trust
10.625% due 12/31/2005	1,784	1,338
J.P. Morgan Chase & Co.
7.625% due 09/15/2004	100	106
Korea Development Bank
6.625% due 11/21/2003	20,300	20,437
Marsh & McLennan Cos., Inc.
6.625% due 06/15/2004	1,000	1,036
Metropolitan Life Insurance Co.
6.300% due 11/01/2003	17,850	17,920
Middletown Trust
11.750% due 07/15/2010	748	765
National Rural Utilities Cooperative Finance Corp.
2.110% due 04/26/2004 (a)	1,000	1,005
Pemex Finance Ltd.
6.125% due 11/15/2003	1,267	1,273
Pemex Project Funding Master Trust
2.610% due 01/07/2005 (a)	54,400	54,979
Phoenix Quake Wind Ltd.
3.466% due 07/03/2008 (a)	12,900	12,900
4.516% due 07/03/2008 (a)	3,000	2,988
Shopping Center Associates
6.750% due 01/15/2004	11,725	11,898
Spieker Properties, Inc.
6.800% due 05/01/2004	2,000	2,054
State Street Capital Trust II
1.630% due 02/15/2008 (a)	12,000	12,011
Trinom Ltd.
5.060% due 12/18/2004 (a)	$5,700	$5,735

		398,689

Industrials 1.7%
Altria Group, Inc.
7.500% due 04/01/2004	1,430	1,462
7.650% due 07/01/2008	7,500	8,200
Amerada Hess Corp.
5.300% due 08/15/2004	13,700	14,043
Coastal Corp.
6.500% due 05/15/2006	10,000	8,850
DaimlerChrysler North America Holding Corp.
1.450% due 08/16/2004 (a)	1,000	999
Eastman Chemical Co.
6.375% due 01/15/2004	250	253
Enron Corp.
6.500% due 08/01/2002 (b)(k)	13,700	1,170
6.750% due 09/01/2004 (b)	1,545	317
7.625% due 09/10/2004 (b)	2,400	492
8.375% due 05/23/2005 (b)	7,355	1,508
8.000% due 08/15/2005 (b)	8,300	3,154
Federal-Mogul Corp.
7.500% due 07/01/2004 (b)	28,600	4,576
HCA, Inc.
6.910% due 06/15/2005 (a)	2,125	2,245
8.850% due 01/01/2007	1,200	1,359
International Game Technology
7.875% due 05/15/2004	500	518
ITT Corp.
6.750% due 11/15/2005	2,000	2,118
Lenfest Communications, Inc.
8.375% due 11/01/2005	7,900	8,828
MGM Mirage, Inc.
8.500% due 09/15/2010	55	62
Petroleos Mexicanos
9.375% due 12/02/2008	3,000	3,600
9.375% due 12/02/2008	5,500	6,600
Philip Morris Cos., Inc.
8.250% due 10/15/2003	1,000	1,001
6.950% due 06/01/2006	25,000	26,355
Qwest Capital Funding, Inc.
5.875% due 08/03/2004	6,000	5,970
Qwest Corp.
5.650% due 11/01/2004	9,250	9,343
6.125% due 11/15/2005	2,330	2,365
R.J. Reynolds Holdings, Inc.
7.750% due 05/15/2006	990	992
Safeway, Inc.
6.850% due 09/15/2004	4,700	4,920
Sonat, Inc.
7.625% due 07/15/2011	1,340	1,112
SR Wind Ltd.
6.386% due 05/18/2005 (a)	6,000	6,029
6.886% due 05/18/2005 (a)	3,000	3,042
System Energy Resources, Inc.
7.430% due 01/15/2011	1,073	1,116
Time Warner, Inc.
7.975% due 08/15/2004	1,950	2,048
Tyco International Group S.A.
5.875% due 11/01/2004	10,000	10,300
6.375% due 06/15/2005	6,500	6,793
Walt Disney Co.
4.875% due 07/02/2004	9,609	9,842
Waste Management, Inc.
6.500% due 05/15/2004	65,500	67,396
7.000% due 10/01/2004	6,524	6,837
6.875% due 05/15/2009	1,000	1,135
Williams Cos., Inc.
9.250% due 03/15/2004	3,000	3,075
6.250% due 02/01/2006	110	110
7.625% due 07/15/2019	200	187

		240,322

Utilities 2.6%
AT&T Wireless Services, Inc.
6.875% due 04/18/2005	$1,000	$1,073
7.500% due 05/01/2007	12,000	13,670
British Telecom PLC
2.435% due 12/15/2003 (a)	8,900	8,919
Cleveland Electric Illuminating Co.
9.500% due 05/15/2005	9,000	9,056
DTE Energy Co.
7.110% due 11/15/2038 (a)	21,000	21,069
El Paso CGP Co.
7.625% due 09/01/2008	1,075	898
Entergy Mississippi, Inc.
4.350% due 04/01/2008	34,480	35,168
France Telecom S.A.
8.450% due 03/01/2006 (a)	62,000	70,194
Jersey Central Power & Light Co.
7.125% due 10/01/2004	500	503
NorAm Energy Corp.
6.375% due 11/01/2003	2,000	2,004
Pacific Gas & Electric Co.
7.958% due 10/31/2049 (a)	46,700	47,284
Progress Energy, Inc.
6.050% due 04/15/2007	11,200	12,195
Public Service Electric & Gas
6.500% due 05/01/2004	1,200	1,235
Reliant Energy Resources Corp.
8.125% due 07/15/2005	3,300	3,541
Sprint Capital Corp.
5.700% due 11/15/2003	4,000	4,013
7.900% due 03/15/2005	16,700	18,045
6.000% due 01/15/2007	21,000	22,619
6.125% due 11/15/2008	88,441	95,602
6.875% due 11/15/2028	30	29
Texas Utilities Corp.
6.875% due 08/01/2005	2,000	2,035
United Illuminating Co.
6.000% due 12/15/2003	13,000	13,093

		382,245

Total Corporate Bonds & Notes (Cost $1,019,720)		1,021,256

MUNICIPAL BONDS & NOTES 0.3%
California 0.2%
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	29,600	29,707

Connecticut 0.0%
State of Connecticut General Obligation Bonds, Series 1994
5.500% due 03/15/2009	3,215	3,329

Virginia 0.1%
Virginia Commonwealth Transportation Board Revenue Bonds, Series 2002
3.000% due 05/15/2005	6,790	6,999

Total Municipal Bonds & Notes (Cost $40,049)		40,035

U.S. GOVERNMENT AGENCIES 0.0%
Small Business Administration
2.750% due 02/25/2014 (a)	366	371

Total U.S. Government Agencies (Cost $365)		371

U.S. TREASURY OBLIGATIONS 4.3%
Treasury Inflation Protected Securities (f)
3.375% due 01/15/2007	3,830	4,215
3.625% due 01/15/2008	104,357	117,124
3.875% due 01/15/2009	404,901	462,663
4.250% due 01/15/2010	10,384	12,191

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	25

Schedule of Investments (Cont.)

Low Duration Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

3.500% due 01/15/2011	$20,709	$23,440

Total U.S. Treasury Obligations (Cost $607,528)		619,633

MORTGAGE-BACKED SECURITIES 48.2%
Collateralized Mortgage Obligations 9.6%
Bank of America Mortgage Securities, Inc.
5.785% due 10/20/2032 (a)	14,250	14,571
Bear Stearns Adjustable Rate Mortgage Trust
4.238% due 11/25/2030 (a)	615	624
6.141% due 01/25/2032 (a)	2,693	2,689
6.003% due 02/25/2032 (a)	1,145	1,143
6.074% due 02/25/2032 (a)	2,396	2,403
5.359% due 10/25/2032 (a)	4,528	4,669
6.037% due 10/25/2032 (a)	374	379
5.377% due 01/25/2033 (a)	31,009	31,383
5.668% due 01/25/2033 (a)	8,500	8,548
5.215% due 03/25/2033 (a)	50,582	52,163
5.467% due 03/25/2033 (a)	66,346	68,129
Cendant Mortgage Corp.
6.750% due 04/25/2031	82	82
Chase Commercial Mortgage Securities Corp.
7.600% due 12/18/2005	15	15
Citicorp Mortgage Securities, Inc.
5.332% due 12/01/2019 (a)	75	75
6.750% due 05/25/2028	2,080	2,093
5.750% due 02/25/2033	17,101	17,570
Commercial Trust
6.670% due 12/15/2003 (a)(k)	1,746	1,546
Countrywide Alternative Loan Trust
6.500% due 06/25/2033	103,448	108,187
Countrywide Home Loans, Inc.
4.893% due 09/19/2032 (a)	9,356	9,455
Criimi Mae Financial Corp.
7.000% due 01/01/2033	4,188	4,546
CS First Boston Mortgage Securities Corp.
7.500% due 02/25/2031	7,992	8,034
7.500% due 03/25/2031	3,167	3,227
1.117% due 03/25/2032 (a)	26,244	25,553
2.003% due 03/25/2032 (a)	46,645	46,335
6.181% due 06/25/2032 (a)	12,962	13,367
5.763% due 10/25/2032 (a)	16,064	16,345
6.000% due 01/25/2033	530	534
2.360% due 08/25/2033 (a)	1,564	1,540
DLJ Commercial Mortgage Corp.
7.300% due 06/10/2032	195	228
DLJ Mortgage Acceptance Corp.
11.000% due 08/01/2019	294	323
4.890% due 05/25/2024 (a)	291	291
1.610% due 06/25/2026 (a)	2,380	2,387
Drexel Burnham Lambert CMO Trust
1.937% due 05/01/2016 (a)	10	10
Fannie Mae
9.250% due 10/25/2018	22	25
9.500% due 03/25/2020	1,892	2,147
9.500% due 05/25/2020	345	392
9.000% due 03/25/2021	1,146	1,296
9.000% due 04/25/2021	37	42
8.000% due 12/25/2021	774	803
1.725% due 04/25/2022 (a)	63	64
6.000% due 02/25/2029	5,087	5,145
6.000% due 04/25/2030	15,947	16,367
6.500% due 06/01/2031	11,503	12,228
1.520% due 06/25/2032 (a)	804	807
6.500% due 01/01/2033	18,585	19,764
6.000% due 04/01/2033	335	346
5.000% due 04/25/2033	156,348	160,043
First Horizon Asset Securities, Inc.
6.750% due 02/25/2031	786	786
Freddie Mac
8.000% due 07/01/2006	10	11
8.500% due 01/01/2007	$24	$26
9.500% due 07/01/2010	28	30
6.500% due 08/15/2011	3,369	3,501
8.000% due 01/01/2012	58	62
5.000% due 04/15/2016	47,795	49,867
10.000% due 07/15/2019	82	82
10.000% due 05/15/2020	61	61
9.000% due 12/15/2020	759	759
9.500% due 01/15/2021	312	312
8.000% due 04/15/2021	303	303
9.000% due 05/15/2021	42	43
9.500% due 09/01/2021	7	8
8.000% due 04/01/2022	104	113
8.000% due 11/01/2022	71	77
8.500% due 08/01/2024	34	37
8.500% due 11/01/2024	269	292
6.000% due 11/15/2027	15,179	15,279
6.250% due 04/15/2028	1,237	1,267
5.625% due 07/15/2028	2,889	2,922
6.000% due 01/15/2029	80,822	83,055
5.750% due 06/15/2029	4,858	4,930
6.000% due 10/15/2029	2,627	2,639
7.500% due 07/15/2030	4,158	4,413
1.570% due 11/15/2030 (a)	108	109
6.500% due 04/15/2031	3,490	3,666
6.500% due 07/15/2031	11,446	12,521
6.500% due 06/15/2032	7,591	8,245
4.076% due 08/15/2032 (a)	2,473	2,575
6.500% due 07/25/2043 (k)	127,200	135,389
Glendale Federal Savings & Loan
11.000% due 03/01/2010 (k)	9	9
Golden Mortgage Loan Asset-Backed REMIC
7.875% due 02/25/2031 (a)	1,741	1,825
Government National Mortgage Association
1.660% due 12/16/2025 (a)	770	776
GSR Mortgage Loan Trust
6.000% due 03/25/2032	25,952	26,611
6.000% due 07/25/2032	4,423	4,434
Home Savings of America
4.014% due 05/25/2027 (a)	423	421
Imperial Savings Association
8.847% due 07/25/2017 (a)	8	8
8.414% due 02/25/2018	166	166
International Mortgage Acceptance Corp.
12.250% due 03/01/2014 (k)	44	47
LB Commercial Conduit Mortgage Trust
6.330% due 02/18/2030	3	3
MASTR Asset Securitization Trust
5.500% due 09/25/2033	63,794	64,731
Mellon Residential Funding Corp.
3.977% due 07/25/2029 (a)	5,249	5,279
Morgan Stanley Capital I
7.430% due 11/15/2028	5	5
Morgan Stanley Dean Witter Capital I, Inc.
7.460% due 02/15/2020	2,537	2,537
Mortgage Capital Funding, Inc.
6.325% due 06/18/2030	7,721	8,118
Nationslink Funding Corp.
1.470% due 11/10/2030 (a)	1,277	1,278
6.297% due 11/10/2030	1,892	1,905
Norwest Asset Securities Corp.
6.500% due 01/25/2029	1,414	1,414
PNC Mortgage Securities Corp.
7.340% due 05/25/2040 (a)	9	9
Prudential Home Mortgage Securities
7.500% due 09/25/2007	219	226
7.000% due 01/25/2008	4,256	4,252
6.750% due 11/25/2008	2,445	2,443
Prudential-Bache Trust
8.400% due 03/20/2021	1,185	1,220
Resecuritization Mortgage Trust
1.350% due 04/26/2021 (a)	992	988
6.500% due 04/19/2029	$8,668	$8,745
Residential Asset Securitization Trust
6.500% due 09/25/2014 (a)	39	40
1.350% due 06/25/2031	47	47
Residential Funding Mortgage Securities I, Inc.
7.500% due 12/25/2025	244	243
7.000% due 10/25/2027 (a)	667	667
6.250% due 11/25/2028	2,401	2,400
5.656% due 09/25/2032 (a)	7,447	7,560
Resolution Trust Corp.
6.558% due 05/25/2029 (a)	965	964
Ryland Acceptance Corp.
11.500% due 12/25/2016	4	4
Salomon Brothers Mortgage Securities VII, Inc.
6.103% due 03/25/2024 (a)	277	276
6.113% due 10/25/2024 (a)	39	39
8.000% due 09/25/2030	172	180
Sears Mortgage Securities
12.000% due 02/25/2014	26	26
Sequoia Mortgage Trust
1.410% due 08/20/2032 (a)	30,456	30,628
SLH Mortgage Trust
9.600% due 03/25/2021	184	184
Structured Asset Mortgage Investments, Inc.
6.872% due 06/25/2028 (a)	210	215
6.503% due 06/25/2029 (a)	5,106	5,135
9.342% due 06/25/2029 (a)	2,901	3,080
1.440% due 09/19/2032 (a)	58,406	58,184
Structured Asset Securities Corp.
6.750% due 07/25/2029	2,768	2,773
1.560% due 05/25/2031 (a)	296	296
1.670% due 05/25/2031 (a)	1,922	1,927
6.250% due 01/25/2032	5,504	5,662
6.150% due 07/25/2032 (a)	5,330	5,426
1.400% due 01/25/2033 (a)	9,529	9,512
Torrens Trust
1.370% due 07/15/2031 (a)	3,173	3,178
Union Planters Mortgage Finance Corp.
6.600% due 01/25/2028	2,709	2,715
Vendee Mortgage Trust
6.500% due 05/15/2029	37,208	40,354
Washington Mutual Mortgage Securities Corp.
6.209% due 07/25/2032 (a)	9,625	9,791
5.140% due 02/25/2033 (a)	16,445	16,990
5.462% due 02/25/2033 (a)	4,565	4,690
3.363% due 02/27/2034 (a)	35,581	36,020
Wells Fargo Mortgage-Backed Securities Trust
6.029% due 01/25/2032 (a)	423	423
5.093% due 09/25/2032 (a)	3,835	3,873

		1,392,245

Fannie Mae 28.5%
2.849% due 10/01/2030 - 11/01/2039 (a)(c)	6,025	6,117
3.196% due 01/01/2021 (a)	112	114
3.370% due 06/01/2017 (a)	43	43
3.380% due 08/01/2017-07/01/2018 (a)(c)	46	47
3.611% due 11/01/2017 (a)	166	168
3.726% due 07/01/2017 (a)	161	165
3.748% due 11/01/2017 (a)	93	94
3.878% due 11/01/2018 (a)	17	17
4.000% due 07/01/2017 (a)	130	132
4.114% due 04/01/2024 (a)	643	667
4.160% due 10/01/2024 (a)	787	799
4.262% due 01/01/2024 (a)	32	32
4.346% due 07/25/2017 (a)	1,239	1,315
4.356% due 02/01/2028 (a)	1,102	1,132
4.481% due 01/01/2024 (a)	444	454
4.500% due 10/20/2018	20,000	20,169
4.649% due 12/01/2017 (a)	60	60
4.676% due 04/01/2018 (a)	3,414	3,514
4.886% due!07/01/2023 (a)	106	106

26	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

5.000% due 12/01/2013 - 10/20/2018 (c)	$1,546,714	$1,586,096
5.003% due 12/01/2023 (a)	113	114
5.500% due 10/01/2008 - 12/01/2018 (c)	765,837	793,199
6.000% due 04/01/2011 - 10/15/2033 (c)	1,547,935	1,605,240
6.285% due 08/01/2029 (a)	4,339	4,491
6.500% due 09/01/2005 - 02/01/2033 (c)	30,037	31,317
7.000% due 12/01/2006 - 07/01/2012 (c)	44,894	47,657
8.000% due 02/01/2027 - 11/01/2031 (c)	21,940	23,704
8.500% due 03/01/2008 - 04/01/2025 (c)	793	863
9.000% due 01/01/2025	1	1
9.500% due 07/01/2024 - 11/01/2025 (c)	1,071	1,193
10.000% due 02/01/2004 - 01/01/2025 (c)	262	290
10.500% due 06/01/2005 - 12/01/2024 (c)	33	35
11.000% due 11/01/2020	16	18
11.250% due 10/01/2015	14	16
11.500% due 12/01/2008 - 02/01/2020 (c)	20	23
11.750% due 02/01/2016	31	36
12.000% due 01/01/2015	3	4
13.000% due 07/01/2015	4	5
13.250% due 09/01/2011	7	9
15.500% due 10/01/2012 - 12/01/2012 (c)	2	2
15.750% due 12/01/2011	12	14
16.000% due 09/01/2012 - 12/01/2012 (c)	6	6

		4,129,478

Federal Housing Administration 0.2%
6.950% due 04/01/2014	1,770	1,777
7.421% due 11/01/2019	163	163
7.430% due 10/01/2019 - 11/01/2025 (c)	23,929	23,902

		25,842

Freddie Mac 9.1%
2.875% due 03/01/2017 (a)	102	103
3.625% due 01/01/2017 (a)	16	16
4.283% due 06/01/2024 (a)	230	238
4.334% due 11/01/2022 (a)	745	768
4.365% due 11/01/2023 (a)	167	172
4.385% due 10/01/2023 (a)	432	447
4.396% due 03/01/2024 (a)	29	30
4.461% due 01/01/2024 (a)	618	640
4.513% due 07/01/2018 (a)	124	129
4.547% due 09/01/2023 (a)	78	81
4.563% due 12/01/2022 (a)	230	238
4.621% due 01/01/2024 (a)	310	321
5.000% due 10/20/2018	52,000	53,251
5.628% due 02/01/2020 (a)	1,028	1,065
6.000% due 09/01/2006 - 10/15/2033 (c)	1,208,945	1,250,133
6.922% due 10/01/2027 (a)	240	249
7.500% due 09/01/2006	12	13
8.000% due 03/01/2007 - 12/01/2024 (c)	936	1,016
8.250% due 10/01/2007 - 01/01/2009 (c)	29	31
8.500% due 07/01/2005 - 11/01/2025 (c)	2,929	3,187
9.000% due 07/01/2004 - 08/01/2022 (c)	921	1,028
9.500% due 12/01/2004 - 02/01/2025 (c)	91	101
9.750% due 11/01/2008	$201	$219
10.000% due 03/01/2016 - 10/01/2019 (c)	35	40
10.500% due 10/01/2010 - 02/01/2016 (c)	10	10
10.750% due 09/01/2009 - 08/01/2011 (c)	120	134
11.500% due 10/01/2015 - 01/01/2016 (c)	18	20
11.750% due 11/01/2010 - 08/01/2015 (c)	3	4
12.000% due 09/01/2013	1	1
14.000% due 09/01/2012 - 04/01/2016 (c)	6	7
14.500% due 12/01/2010	1	2
15.000% due 08/01/2011 - 12/01/2011 (c)	2	3

		1,313,697

Government National Mortgage Association 0.8%
4.000% due 01/20/2032 - 02/20/2032 (a)(c)	38,289	38,762
4.375% due 03/20/2017 - 06/20/2027 (a)(c)	20,654	21,134
4.500% due 05/20/2030 (a)	111	112
5.000% due 07/20/2030 (a)	125	127
5.375% due 04/20/2016 - 05/20/2027 (a)(c)	7,606	7,797
5.625% due 10/20/2023 - 12/20/2027 (a)(c)	13,144	13,676
5.750% due 08/20/2022 - 07/20/2027 (a)(c)	16,752	17,128
6.500% due 10/15/2023 - 10/15/2032 (c)	691	727
7.000% due 03/15/2011 - 10/15/2011 (c)	54	57
7.500% due 03/15/2022 - 11/15/2026 (c)	1,346	1,453
8.000% due 11/15/2006 - 12/15/2024 (c)	8,783	9,605
8.500% due 12/15/2021	12	13
9.000% due 06/20/2016 - 12/15/2030 (c)	2,809	3,053
9.500% due 10/15/2016 - 06/15/2025 (c)	38	42
9.750% due 08/15/2017 - 10/15/2017 (c)	119	134
10.000% due 10/15/2013 - 11/15/2025 (c)	23	25
10.500% due 11/15/2019 - 02/15/2021 (c)	7	7
11.000% due 09/15/2010	2	3
11.500% due 08/15/2018	16	18
11.750% due 08/15/2013 - 08/15/2015 (c)	34	40
12.000% due 06/20/2015	3	4
13.000% due 10/15/2013	5	6
13.500% due 05/15/2011 - 11/15/2012 (c)	18	21
16.000% due 12/15/2011 - 02/15/2012 (c)	18	22

		113,966

Stripped Mortgage-Backed Securities 0.0%
Fannie Mae (IO)
0.100% due 03/25/2009 (a)	3,829	58
6.500% due 03/25/2009	919	97
6.500% due 03/25/2023	721	22
256.000% due 11/01/2008	6	22
Freddie Mac (IO)
4.000% due 01/15/2024	10,921	1,043
6.500% due 04/15/2022	257	3
7.000% due 05/15/2023	55	1
Merrill Lynch Mortgage Investors, Inc. (IO)
6.700% due 07/25/2004	$23,800	$1,081

		2,327

Total Mortgage-Backed Securities (Cost $6,922,018)		6,977,555

ASSET-BACKED SECURITIES 2.0%
ACE Securities Corp.
1.692% due 06/25/2032 (a)	7,957	7,962
Advanta Mortgage Loan Trust
7.760% due 05/25/2018	5,396	5,423
Allied Waste North America, Inc.
7.375% due 01/01/2004	5,000	5,062
Ameriquest Mortgage Securities, Inc.
1.430% due 06/15/2030 (a)	19	19
1.410% due 07/15/2030 (a)	26	26
1.430% due 05/25/2032 (a)	5,130	5,139
1.380% due 08/25/2032 (a)	15,883	15,865
Amortizing Residential Collateral Trust
1.380% due 09/25/2030 (a)	2,047	2,047
1.410% due 07/25/2032 (a)	34,446	34,404
Asset-Backed Securities Corp. Home Equity Loan Trust
1.380% due 06/15/2031 (a)	89	89
Bear Stearns Asset-Backed Securities, Inc.
1.570% due 07/25/2033 (a)	62,819	62,969
Capital Asset Research Funding LP
6.400% due 12/15/2004	26	26
CIT Group Home Equity Loan Trust
1.390% due 06/25/2033 (a)	30,232	30,239
Community Program Loan Trust
4.500% due 10/01/2018	11,193	11,362
Countrywide Asset-Backed Certificates
1.340% due 06/25/2031 (a)	5,029	5,029
Credit-Based Asset Servicing & Securitization LLC
1.430% due 06/25/2032 (a)	4,720	4,718
CS First Boston Mortgage Securities Corp.
1.380% due 12/15/2030 (a)	65	65
Embarcadero Aircraft Securitization Trust
1.590% due 08/15/2025 (a)	2,800	1,120
EQCC Home Equity Loan Trust
1.270% due 10/15/2027 (a)	96	96
Equity One ABS, Inc.
1.390% due 11/25/2032 (a)	34,827	34,797
Green Tree Financial Corp.
7.400% due 06/15/2027	6,355	6,678
Green Tree Home Improvement Loan Trust
1.280% due 08/15/2029 (a)	208	208
Household Mortgage Loan Trust
1.640% due 05/20/2032 (a)	8,143	8,156
IMC Home Equity Loan Trust
1.325% due 10/20/2027 (a)	946	947
Irwin Home Equity Loan Trust
1.400% due 06/25/2029 (a)	7,566	7,559
Irwin Low Balance Home Equity Loan Trust
1.485% due 06/25/2021 (a)	40	40
Morgan Stanley Dean Witter Capital I, Inc.
1.440% due 07/25/2032 (a)	8,765	8,762
Ocwen Mortgage Loan Asset-Backed Certificates
1.430% due 10/25/2029 (a)	83	83
Option One Mortgage Loan Trust
1.400% due 09/25/2030 (a)	5	5
Renaissance Home Equity Loan Trust
1.460% due 08/25/2032 (a)	8,903	8,918
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013	13,512	13,636
Whole Auto Loan Trust
1.880% due 06/15/2005	3,832	3,841
WMC Mortgage Loan
1.450% due 05/15/2030 (a)	1,653	1,654

Total Asset-Backed Securities (Cost $287,056)		286,944

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	27

Schedule of Investments (Cont.)

Low Duration Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

SOVEREIGN ISSUES 0.5%
Republic of Brazil
2.125% due 04/15/2006 (a)	$57,936	$56,632
2.187% due 04/15/2009 (a)	1,976	1,777
11.000% due 01/11/2012	3,000	3,090
8.000% due 04/15/2014	7,696	7,071
Republic of Panama
8.250% due 04/22/2008	5,500	6,105

Total Sovereign Issues (Cost $70,287)		74,675

PURCHASED PUT OPTIONS 0.0%
PNC Mortgage Securities Corp. (OTC)
6.250% due 05/25/2040 Strike @ 100.000 Exp. 04/01/2005	300	0

Total Purchased Put Options (Cost $0)		0

PREFERRED STOCK 0.0%
	Shares
Home Ownership Funding
8.125% due 12/31/2049	3,000	1,609
Rhone-Poulenc S.A.
13.331% due 12/31/2049	13,000	330

Total Preferred Stock (Cost $3,213)		1,939

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 45.4%
Certificates of Deposit 2.1%
Wells Fargo Financial, Inc.
1.070% due 10/06/2003	$300,000	300,000

Commercial Paper 42.5%
Anz, Inc.
1.060% due 10/02/2003	86,700	86,698
Barclays U.S. Funding Corp.
1.040% due 11/19/2003	3,100	3,096
Danske Corp.
1.070% due 12/05/2003	400	399
E.I. du Pont de Nemours & Co.
1.010% due 10/14/2003	39,422	39,408
Fannie Mae
1.010% due 10/01/2003	355,600	355,600
1.050% due 10/01/2003	181,700	181,700
1.010% due 10/08/2003	80,800	80,784
1.140% due 10/15/2003	200,000	199,911
1.025% due 10/22/2003	2,400	2,399
1.030% due 10/22/2003	219,100	218,968
1.060% due 10/22/2003	208	208
1.045% due 10/29/2003	43,900	43,864
1.010% due 11/05/2003	100,700	100,603
1.070% due 11/12/2003	5,859	5,852
1.010% due 11/13/2003	37,200	37,155
1.010% due 11/18/2003	160,300	160,089
1.020% due 11/19/2003	176,700	176,455
1.055% due 11/19/2003	3,900	3,894
1.060% due 11/19/2003	207,764	207,464
1.075% due 11/26/2003	700	699
1.080% due 12/03/2003	200,000	199,622
1.045% due 12/10/2003	163,795	163,449
1.050% due 12/10/2003	234,588	234,093
1.055% due 12/10/2003	94,000	93,802
1.110% due 12/11/2003	300,000	299,358
1.060% due 12/15/2003	30,000	29,932
1.010% due 12/17/2003	$2,300	$2,295
1.050% due 12/17/2003	120,000	119,722
1.080% due 02/23/2004	100,000	99,557
1.137% due 03/03/2004	269,532	268,263
1.085% due 03/10/2004	148,300	147,569
1.090% due 03/10/2004	9,250	9,204
1.085% due 03/24/2004	200,000	198,926
Federal Home Loan Bank
1.001% due 10/01/2003	196,800	196,800
1.010% due 10/08/2003	40,700	40,692
1.010% due 10/10/2003	60,000	59,985
1.010% due 10/15/2003	160,000	159,938
1.014% due 10/22/2003	200,000	199,882
1.020% due 10/22/2003	1,100	1,099
1.029% due 10/24/2003	146,900	146,803
1.154% due 11/05/2003	200,000	199,776
1.040% due 11/07/2003	44,225	44,178
1.095% due 03/10/2004	88,000	87,566
1.074% due 03/24/2004	100,000	99,463
Freddie Mac
1.135% due 10/30/2003	300,000	299,726
General Electric Capital Corp.
1.030% due 10/20/2003	19,800	19,789
1.020% due 12/16/2003	82,400	82,211
1.020% due 12/17/2003	122,400	122,116
HBOS Treasury Services PLC
1.030% due 10/14/2003	6,811	6,808
1.030% due 10/21/2003	3,100	3,098
1.060% due 11/10/2003	1,600	1,598
1.080% due 11/20/2003	9,791	9,776
1.070% due 12/02/2003	31,000	30,942
1.070% due 12/09/2003	100,000	99,793
1.070% due 12/12/2003	73,100	72,941
1.070% due 12/15/2003	96,500	96,282
Shell Finance (UK) PLC
1.020% due 10/07/2003	24,700	24,696
1.060% due 12/11/2003	693	692
Shell Finance BV
1.020% due 10/01/2003	40,200	40,200
1.020% due 10/02/2003	36,650	36,649
UBS Finance, Inc.
1.020% due 10/07/2003	122,300	122,279
1.025% due 10/09/2003	14,700	14,697
Westpac Capital Corp.
1.020% due 11/10/2003	41,000	40,954
Westpac Trust Securities NZ Ltd.
1.020% due 10/07/2003	5,900	5,899
1.080% due 12/05/2003	6,000	5,988
1.090% due 12/19/2003	600	599

		6,144,953

Repurchase Agreement 0.5%
State Street Bank
0.800% due 10/01/2003 (Dated 09/30/2003. Collateralized by Freddie Mac 3.875 due 02/15/2005 valued at $76,504. Repurchase proceeds are $75,002.)	75,000	75,000

U.S. Treasury Bills 0.3%
1.010% due 12/04/2003-12/18/2003 (c)(d)(e)	50,765	50,652

Total Short-Term Instruments (Cost $6,570,741)		6,570,605

Total Investments 107.8% (Cost $15,520,977)		$15,593,013
Written Options (g) (0.0%) (Premiums $5,984)		(716)
Other Assets and Liabilities (Net) (7.8%)		$(1,129,102)

Net Assets 100.0%		$14,463,195

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of September 30, 2003.

(b)	Security is in default.

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d)	Securities with an aggregate market value of $48,181 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2003:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Eurodollar June Futures
(06/2004)—Long	4,280	$3,088
Eurodollar September Futures
(09/2004)—Long	623	1,121
Eurodollar December Futures
(12/2004)—Long	4,912	3,862
Eurodollar March Futures
(03/2005)—Long	4,448	3,320
Eurodollar September Futures
(09/2005)—Long	4,033	2,545
United Kingdom 90-Day LIBOR Futures
(12/2003)—Long	312	(360)
United Kingdom 90-Day LIBOR Futures
(03/2004)—Long	438	23
United Kingdom 90-Day LIBOR Futures
(06/2004)—Long	491	101
United Kingdom 90-Day LIBOR Futures
(09/2004)—Long	275	(293)
United Kingdom 90-Day LIBOR Futures
(12/2004)—Long	290	(297)
U.S. Treasury 2-Year Note
(12/2003)—Long	1,503	2,571
U.S. Treasury 5-Year Note
(12/2003)—Long	604	1,106

		$16,788

(e)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $998 as of September 30, 2003.

(f)	Principal amount of security is adjusted for inflation.

(g)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CME Eurodollar December Futures
Strike @ 98.000 Exp. 12/15/2003	5,000	$2,997	$31

28	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

Type	Notional Amount	Premium	Value

Call—OTC 7-Year Interest Rate Swap Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.500%** Exp. 12/17/2003	$129,300	$1,319	$632
Put—OTC 7-Year Interest Rate Swap Counterparty: Merrill Lynch & Co., Inc.
Strike @ 5.500%* Exp. 12/17/2003	129,300	1,668	53

		$2,987	$685

*	The Fund will pay a floating rate based on 3-month LIBOR.

**	The Fund will receive a floating rate based on 3-month LIBOR.

(h)	Swap agreements outstanding at September 30, 2003:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/01/2005	BP	14,300	$(152)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/01/2005		50,000	(483)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 09/01/2005		75,000	(749)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/01/2032		95,800	(1,050)
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/01/2032	EC	148,500	741
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/02/2005		$5,000	(3)
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/01/2004		16,400	45
Receive a fixed rate equal to 0.810% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: Goldman Sachs & Co. Exp. 06/01/2004		50,000	193
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/01/2004		$30,000	$124
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/03/2005		4,500	22
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/02/2004		7,150	26

			$(1,286)

(i)	Foreign forward currency contracts outstanding at September 30, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

Sell	BP	7,674	10/2003	$0	$(590)	$(590)
Buy	EC	1,587,643	10/2003	0	(4)	(4)

				$0	$(594)	$(594)

(j)	Principal amount denoted in indicated currency:

BP—British Pound
EC—Euro

(k)	Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $138,161, which is 0.96% of net assets.

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	29

Schedule of Investments

Real Return Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 8.1%
Banking & Finance 6.4%
Allstate Financial Global Funding
7.125% due 09/26/2005	$5,000	$5,528
Atlas Reinsurance II PLC
3.653% due 01/07/2005 (a)	1,250	1,256
Atlas Reinsurance PLC
8.510% due 04/07/2005 (a)	3,750	3,750
Bear Stearns Cos., Inc.
1.420% due 12/01/2003 (a)	500	500
1.676% due 09/21/2004 (a)	1,000	1,004
CIT Group, Inc.
2.360% due 01/09/2004 (a)	600	602
5.625% due 05/17/2004	1,000	1,026
Concentric Ltd.
4.360% due 07/28/2004	1,500	1,499
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	10,000	11,019
Export-Import Bank of Korea
6.500% due 11/15/2006	2,500	2,799
Ford Motor Credit Co.
1.390% due 11/24/2003 (a)	3,000	2,999
1.740% due 01/26/2004 (a)	8,200	8,198
1.946% due 03/08/2004 (a)	13,500	13,511
1.602% due 04/26/2004 (a)	2,000	1,996
6.700% due 07/16/2004	14,402	14,899
3.227% due 10/25/2004 (a)	28,480	28,743
1.550% due 06/30/2005 (a)	3,100	3,046
1.808% due 07/18/2005 (a)	47,750	46,924
General Motors Acceptance Corp.
2.088% due 01/20/2004 (a)	2,400	2,402
1.360% due 04/05/2004 (a)	700	699
1.914% due 05/04/2004 (a)	19,600	19,622
2.105% due 05/17/2004 (a)	3,600	3,602
1.390% due 05/28/2004 (a)	2,000	1,995
1.718% due 07/21/2004 (a)	50,400	50,267
Goldman Sachs Group
1.825% due 12/01/2004 (a)	1,600	1,606
J.P. Morgan Chase & Co., Inc.
5.385% due 02/15/2012 (a)	2,500	2,622
MBNA America Bank
7.125% due 11/15/2012	5,000	5,745
Merrill Lynch & Co., Inc.
1.640% due 05/21/2004 (a)	2,100	2,104
National Australia Bank Ltd.
2.535% due 05/19/2010 (a)	1,500	1,506
Parametric Re Ltd.
3.300% due 11/19/2007 (a)	11,500	10,999
5.540% due 05/19/2008 (a)	1,500	1,528
Pemex Finance Ltd.
6.125% due 11/15/2003	33	33
Pemex Project Funding Master Trust
7.375% due 12/15/2014	22,000	23,760
8.625% due 02/01/2022	6,900	7,728
Phoenix Quake Wind Ltd.
3.515% due 07/03/2008 (a)	50,550	50,548
3.515% due 07/03/2008 (a)	7,000	7,000
4.565% due 07/03/2008 (a)	21,250	21,166
Pioneer 2002 Ltd
8.758% due 06/15/2006	5,000	5,088
Premium Asset Trust
1.465% due 11/27/2004 (a)	5,000	5,014
Prudential Funding Corp.
6.375% due 07/23/2006	7,000	7,771
Redwood Capital II Ltd.
4.380% due 01/01/2004 (a)	33,700	33,698
Residential Reinsurance Ltd.
6.130% due 06/01/2004 (a)	4,500	4,527
6.325% due 06/01/2005 (a)	15,900	15,940
6.230% due 06/08/2006 (a)	20,100	20,125
Studio RE Ltd.
6.500% due 07/07/2006 (a)	28,750	28,894
Travelers Property Casualty Corp.
3.750% due 03/15/2008	$7,000	$7,131
Trinom Ltd.
5.060% due 12/18/2004 (a)	3,700	3,723
Wachovia Bank North America
1.660% due 02/20/2004 (a)	2,250	2,253
Wachovia Corp.
7.550% due 08/18/2005	12,500	13,842
Washington Mutual Bank
1.450% due 05/14/2004 (a)	1,700	1,703
1.705% due 05/17/2004 (a)	17,900	17,933

		531,873

Industrials 0.7%
DaimlerChrysler North America Holding Corp.
1.660% due 08/16/2004 (a)	5,000	4,994
7.750% due 06/15/2005	1,087	1,185
Fred Meyer, Inc.
7.375% due 03/01/2005	2,000	2,145
Petroleos Mexicanos
9.500% due 09/15/2027	14,850	18,043
SR Wind Ltd.
6.386% due 05/18/2005 (a)	2,000	2,010
6.886% due 05/18/2005 (a)	1,600	1,622
Walt Disney Co.
4.500% due 09/15/2004	15,000	15,443
Waste Management, Inc.
6.375% due 11/15/2012	1,000	1,108
7.100% due 08/01/2026	2,000	2,195
Weyerhaeuser Co.
5.500% due 03/15/2005	5,460	5,736
6.125% due 03/15/2007	3,085	3,389

		57,870

Utilities 1.0%
AT&T Corp.
7.800% due 11/15/2011	500	579
8.000% due 11/15/2031	245	291
British Telecom PLC
2.553% due 12/15/2003 (a)	6,200	6,213
7.875% due 12/15/2005	10,750	12,024
Cleveland Electric Illuminating Co.
9.500% due 05/15/2005	15,375	15,471
6.860% due 10/01/2008	7,000	7,749
Entergy Gulf States, Inc.
2.040% due 06/18/2007 (a)	4,900	4,915
Indianapolis Power & Light
6.300% due 07/01/2013	500	514
Progress Energy, Inc.
6.750% due 03/01/2006	32,150	35,304

		83,060

Total Corporate Bonds & Notes (Cost $659,819)		672,803

MUNICIPAL BONDS & NOTES 0.6%
Arizona 0.0%
Salt River Project Arizona Agriculture Improvement & Power District Revenue Bonds, Series 2002
5.000% due 01/01/2031	4,000	4,065

California 0.3%
California State Tobacco Securitization Corp. Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	25,000	21,695
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	5,000	4,914

		26,609

Florida 0.0%
Florida State Board of Education General Obligation Bonds, Series 2002
5.000% due 06/01/2032	3,000	3,043

Massachusetts 0.1%
Massachusetts State Water Reserve Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2032	$5,000	$5,046

New Jersey 0.1%
New Jersey Tobacco Settlement Funding Corp. Revenue Bonds, Series 2003
6.375% due 06/01/2032	6,000	5,402

New York 0.1%
New York State Triborough Bridge & Tunnels Authority Revenue Bonds, Series 2002
5.000% due 11/15/2032	5,000	5,040

Total Municipal Bonds & Notes (Cost $51,785)		49,205

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
5.250% due 03/22/2007	2,500	2,550
Housing Urban Development
5.530% due 08/01/2020	6,000	6,257

Total U.S. Government Agencies (Cost $8,565)		8,807

U.S. TREASURY OBLIGATIONS 110.9%
Treasury Inflation Protected Securities (e)
3.375% due 01/15/2007 (b)	1,576,961	1,735,151
3.625% due 01/15/2008	982,251	1,102,424
3.875% due 01/15/2009 (c)	1,578,989	1,804,243
4.250% due 01/15/2010	513,904	603,355
3.500% due 01/15/2011 (c)	492,382	557,316
3.375% due 01/15/2012 (c)	200,414	225,592
3.000% due 07/15/2012	685,593	751,154
1.875% due 07/15/2013	35,245	35,068
3.625% due 04/15/2028 (c)	907,625	1,093,972
3.875% due 04/15/2029	872,787	1,099,575
3.375% due 04/15/2032	173,326	207,856

Total U.S. Treasury Obligations (Cost $8,814,657)		9,215,706

MORTGAGE-BACKED SECURITIES 0.8%
Collateralized Mortgage Obligations 0.3%
Bear Stearns Adjustable Rate Mortgage Trust
4.238% due 11/25/2030 (a)	1,538	1,560
Fannie Mae
1.510% due 11/25/2032 (a)	7,508	7,519
Freddie Mac
6.500% due 01/25/2028	100	106
7.000% due 10/15/2030	1,912	2,013
Mellon Residential Funding Corp.
1.600% due 10/20/2029 (a)	800	802
Residential Asset Securitization Trust
6.860% due 08/25/2029	3,662	3,667
Washington Mutual Mortgage Securities Corp.
3.363% due 02/27/2034 (a)	9,552	9,670

		25,337

Federal Housing Administration 0.0%
7.430% due 12/01/2020	113	113

Government National Mortgage Association 0.5%
6.500% due 05/15/2028 - 03/15/2033 (d)	41,536	43,660

		43,660

Total Mortgage-Backed Securities (Cost $68,743)		69,110

30	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

	Principal Amount (000s)		Value (000s)

ASSET-BACKED SECURITIES 0.4%
AFC Home Equity Loan Trust
1.340% due 03/25/2027 (a)		$64	$64
American Residential Eagle Trust
1.375% due 07/25/2029 (a)		1,037	1,038
Asset-Backed Securities Corp. Home Equity Loan Trust
1.470% due 06/21/2029 (a)		373	374
Bear Stearns Asset-Backed Securities, Inc.
1.570% due 07/25/2033 (a)		1,815	1,819
Citifinancial Mortgage Securities, Inc.
1.410% due 01/25/2033 (a)		18,001	18,031
Conseco Finance Corp.
7.890% due 07/15/2018		6	6
8.170% due 12/15/2025		1,772	1,842
Conseco Finance Home Loan Trust
8.880% due 06/15/2024		714	730
EQCC Home Equity Loan Trust
1.579% due 03/20/2029 (a)		77	77
Home Equity Asset Trust
1.530% due 03/25/2033 (a)		11,173	11,193

Total Asset-Backed Securities (Cost $35,049)			35,174

SOVEREIGN ISSUES 0.7%
Republic of Brazil
2.125% due 04/15/2006 (a)		7,344	7,179
2.187% due 04/15/2009 (a)		4,306	3,870
11.000% due 01/11/2012		1,600	1,648
8.000% due 04/15/2014		23,520	21,610
11.000% due 08/17/2040		5,300	5,008
United Mexican States
6.375% due 01/16/2013		20,700	21,890
United Mexican States Value Recovery Right
0.000% due 06/30/2004 (a)		718	10
0.000% due 06/30/2005 (a)		718	3

Total Sovereign Issues (Cost $59,799)			61,218

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k) 1.4%
Caisse D’amort Dette Soc
3.800% due 07/25/2006 (e)	EC	5,333	6,678
Commonwealth of Canada
4.250% due 12/01/2021 (e)	C	$2,472	2,152
4.000% due 12/01/2031 (e)		7,866	6,872
3.000% due 12/01/2036 (e)		13,000	9,557
Commonwealth of New Zealand
4.500% due 02/15/2016 (e)	N$	36,700	27,237
Republic of France
3.000% due 07/25/2012 (e)	EC	34,582	43,728
Tyco International Group S.A.
4.375% due 11/19/2004		14,000	16,345

Total Foreign Currency-Denominated Issues (Cost $88,997)			112,569

SHORT-TERM INSTRUMENTS 2.2%
Commercial Paper 0.3%
HBOS Treasury Services PLC
1.065% due 12/23/2003		1,200	1,197
1.105% due 01/23/2004		13,000	12,955
Royal Bank of Scotland PLC
1.055% due 12/16/2003		4,000	3,991
1.085% due 01/20/2004		5,000	4,983

			23,126

Repurchase Agreement 0.2%
State Street Bank
0.800% due 10/01/2003		13,805	13,805

(Dated 09/30/2003. Collateralized by Fannie Mae 1.500% due 08/15/2005 valued at $14,084. Repurchase proceeds are $13,805.)
U.S. Treasury Bills 1.7%
4.250% due 08/15/2013 (b)(d)(h)		$40,825	$143,273

Total Short-Term Instruments (Cost $179,236)			180,204

Total Investments 125.2% (Cost $9,966,650)			$10,404,796
Written Options (f) (0.0%) (Premiums $1,427)			(636)
Other Assets and Liabilities (Net) (25.2%)			(2,092,240)

Net Assets 100.0%			$8,311,920

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of September 30, 2003.

(b)	Securities with an aggregate market value of $22,424 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2003:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euro-Bund 10-Year Note
(12/2003)—Long	250	$884
U.S. Treasury 10-Year Note
(12/2003)—Long	4,267	23,653
U.S. Treasury 10-Year Bond
(12/2003)—Short	46	(201)
U.S. Treasury 30-Year Note
(12/2003)—Short	259	(1,851)

		$22,485

(c)	Security, or a portion thereof, has been purchased on a delayed delivery basis. The aggregate payable and market value for all securities purchased on a delayed delivery basis was $2,185,097 and $2,203,253, respectively, as of September 30, 2003.

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e)	Principal amount of security is adjusted for inflation.

(f)	Premiums received on written options:

Type	Notional Amount	Premium	Value

Call—OTC 10-Year Interest Rate Swap Counterparty: Lehman Brothers, Inc.
Strike @ 4.000%** Exp. 03/03/2004	$65,000	$1,427	$636

**	The Fund will receive a floating rate based on 3-month LIBOR.

(g)	Swap agreements outstanding at September 30, 2003:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/01/2005	BP	250,000	$(1,295)
Receive a fixed rate equal to 0.200% and the Fund will pay to the counterparty at par in the event of default of Federal National Mortgage Association 5.375% due 11/15/2011.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/03/2005		$80,000	(21)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Lehman Brothers, Inc. Exp. 12/17/2008		30,000	1,040
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/01/2005		10,000	(957)

			$(1,233)

(h)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $3,993 as of September 30, 2003.

(k)	Principal amount denoted in indicated currency:

BP—British Pound
C$—Canadian Dollar
EC—Euro
N$—New Zealand Dollar

(i)	Short sales open at September 30, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	3.250	08/15/2007	$127,800	$131,998	$130,014
U.S. Treasury Note	3.125	09/15/2008	177,200	179,720	178,613
U.S. Treasury Note	5.750	08/15/2010	100,000	114,520	111,740
U.S. Treasury Note	4.000	11/15/2012	37,100	37,552	36,512
U.S. Treasury Note	4.250	08/15/2013	351,600	360,541	351,760

				$824,331	$808,639

(j)	Foreign forward currency contracts outstanding at September 30, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	C$	25,521	10/2003	$0	$(320)	$(320)
Sell	EC	44,758	11/2003	0	(707)	(707)
Sell	N$	46,628	10/2003	1	(1,209)	(1,208)
Sell		46,628	11/2003	0	(21)	(21)
Buy		46,628	10/2003	29	0	29

				$30	$(2,257)	$(2,227)

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	31

Schedule of Investments

Short-Term Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 16.1%
Banking & Finance 6.6%
Banco Nacional Obra Services
9.625% due 11/15/2003	$3,900	$3,939
Bankunited FSB
5.400% due 02/02/2004	4,000	4,058
Bear Stearns Cos., Inc.
5.125% due 02/22/2004 (a)	4,200	4,200
1.417% due 09/21/2004 (a)	900	904
1.655% due 07/15/2005 (a)	4,801	4,840
1.355% due 09/16/2005 (a)	5,000	4,998
CIT Group, Inc.
2.360% due 01/09/2004	5,250	5,267
5.500% due 02/15/2004	5,200	5,279
2.618% due 07/30/2004 (a)	15,200	15,348
7.125% due 10/15/2004	9,701	10,252
Credit Suisse First Boston
5.250% due 10/27/2005 (a)	2,600	2,739
Deutsche Telekom International Finance BV
7.750% due 06/15/2005	34,910	38,467
Duke Capital Corp.
7.250% due 10/01/2004	2,366	2,472
Ford Motor Credit Co.
1.946% due 03/08/2004 (a)	11,092	11,102
1.360% due 04/26/2004 (a)	17,400	17,362
1.460% due 07/19/2004 (a)	6,700	6,677
7.500% due 03/15/2005	25,000	26,535
7.750% due 03/15/2005	7,440	7,918
Gemstone Investors Ltd.
7.710% due 10/31/2004	3,850	3,821
General Motors Acceptance Corp.
1.590% due 11/07/2003 (a)	10,000	10,000
2.049% due 01/20/2004 (a)	14,040	14,052
1.914% due 05/04/2004 (a)	19,598	19,620
HBOS Treasury Services PLC
1.150% due 07/29/2005 (a)	1,500	1,500
Pemex Project Funding Master Trust
2.610% due 01/07/2005 (a)	3,300	3,335
Popular North America, Inc.
6.625% due 01/15/2004	14,807	15,024
Security Capital Group, Inc.
7.750% due 11/15/2003	7,695	7,751
US Bank National Association
1.230% due 11/14/2003 (a)	31,020	31,022
USAA Capital Corp.
7.050% due 11/08/2006	445	515
Verizon Wireless Capital LLC
1.487% due 12/17/2003 (a)	17,510	17,520
Westpac Trust Securities NZ Ltd.
1.210% due 01/29/2004 (a)	5,000	5,000

		301,517

Industrials 5.4%
Air Canada
1.975% due 07/31/2005 (a)(b)	909	373
Allied Waste North America, Inc.
7.375% due 01/01/2004	5,880	5,953
Cox Communications, Inc.
7.170% due 10/01/2003	5,043	5,043
DaimlerChrysler North America Holding Corp.
4.750% due 01/15/2004	20	20
1.450% due 08/16/2004 (a)	36,208	36,164
Fort James Corp.
6.625% due 09/15/2004	3,840	3,955
Georgia-Pacific Corp.
6.700% due 11/15/2003	2,000	2,010
Hilton Hotels Corp.
7.000% due 07/15/2004	8,676	8,947
International Game Technology
7.875% due 05/15/2004	11,799	12,224
ITT Corp.
6.750% due 11/15/2003	3,500	3,513
Jones Intercable, Inc.
8.875% due 04/01/2007	$10,360	$11,117
Kerr-McGee Corp.
1.850% due 06/28/2004 (a)	7,170	7,147
MGM Mirage, Inc.
6.950% due 02/01/2005	4,707	4,943
Mirage Resorts, Inc.
6.625% due 02/01/2005	290	303
7.250% due 10/15/2006	1,500	1,609
News America Holdings
7.430% due 10/01/2026	18,500	21,725
Norfolk Southern Corp.
7.050% due 05/01/2037	20,975	23,915
PanAmSat Corp.
6.125% due 01/15/2005	11,920	12,188
Petroleos Mexicanos
6.500% due 02/01/2005	5,250	5,528
Pioneer National Resources Co.
8.875% due 04/15/2005	3,811	4,126
Qwest Capital Funding, Inc.
5.875% due 08/03/2004	4,900	4,876
Raytheon Co.
5.700% due 11/01/2003	16,848	16,884
Safeway, Inc.
6.050% due 11/15/2003	12,210	12,259
Time Warner, Inc.
7.975% due 08/15/2004	13,737	14,428
Turner Broadcasting System, Inc.
7.400% due 02/01/2004	2,200	2,241
United Airlines, Inc.
1.360% due 03/02/2004 (a)	9,311	7,309
Waste Management, Inc.
6.375% due 12/01/2003	12,165	12,250
7.000% due 10/01/2004	500	524
Xerox Capital Europe PLC
5.875% due 05/15/2004	5,000	5,050
Xerox Corp.
5.500% due 11/15/2003	1,600	1,604

		248,228

Utilities 4.1%
AEP Texas Central Co.
3.000% due 02/15/2005	3,200	3,257
Appalachian Power Co.
4.800% due 06/15/2005	10,330	10,781
British Telecom PLC
2.435% due 12/15/2003 (a)	58,001	58,126
DTE Energy Co.
6.000% due 06/01/2004	8,400	8,634
7.110% due 11/15/2038 (a)	1,500	1,505
Edison International, Inc.
6.875% due 09/15/2004	1,665	1,702
Entergy Gulf States, Inc.
8.250% due 04/01/2004	13,060	13,482
1.960% due 06/18/2007 (a)	7,450	7,472
5.200% due 12/03/2007	1,150	1,183
Niagara Mohawk Power Co.
8.000% due 06/01/2004	50	52
Ohio Edison Co.
4.000% due 05/01/2008	8,335	8,248
Pacific Gas & Electric Co.
7.958% due 10/31/2049 (a)	1,900	1,924
Pepco Holding, Inc.
1.930% due 11/15/2004 (a)	5,000	5,001
3.750% due 02/15/2006	4,500	4,582
Potomac Electric Power
6.500% due 09/15/2005	1,500	1,628
Progress Energy, Inc.
6.550% due 03/01/2004	9,591	9,785
PSE&G Energy Holdings, Inc.
9.125% due 02/10/2004	1,580	1,604
Southern California Edison Co.
5.875% due 09/01/2004	6,600	6,782
Sprint Capital Corp.
5.700% due 11/15/2003	$19,655	$19,720
5.875% due 05/01/2004	14,680	14,977
United Telephone Co. of Florida
7.250% due 12/15/2004	2,000	2,119
Vodafone Group PLC
7.625% due 02/15/2005	3,000	3,248
WorldCom, Inc.—WorldCom Group
7.375% due 01/15/2011 (b)	7,600	2,527

		188,339

Total Corporate Bonds & Notes (Cost $732,229)		738,084

MUNICIPAL BONDS & NOTES 0.5%
California 0.5%
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	24,100	24,187

Total Municipal Bonds & Notes (Cost $24,151)		24,187

U.S. GOVERNMENT AGENCIES 0.8%
Federal Home Loan Bank
3.125% due 11/14/2003	500	502
Freddie Mac
4.050% due 06/21/2005	21,300	21,749
4.450% due 07/28/2005	15,000	15,160
4.250% due 03/22/2006	1,400	1,419

Total U.S. Government Agencies (Cost $39,015)		38,830

U.S. TREASURY OBLIGATIONS 4.0%
Treasury Inflation Protected Securities (f)
3.375% due 01/15/2007 (c)	1,219	1,341
3.625% due 01/15/2008	73,555	82,554
3.875% due 01/15/2009	7,087	8,097
U.S.Treasury Note
1.625% due 09/30/2005	91,900	92,202

Total U.S. Treasury Obligations (Cost $183,713)		184,194

MORTGAGE-BACKED SECURITIES 14.4%
Collateralized Mortgage Obligations 6.6%
Ameriquest Mortgage Securities, Inc.
1.600% due 02/25/2034 (a)	3,880	3,840
Bank of America Mortgage Securities, Inc.
6.341% due 07/25/2032 (a)	4,657	4,767
5.753% due 10/20/2032 (a)	13,478	13,782
Bear Stearns Adjustable Rate Mortgage Trust
6.210% due 01/25/2032 (a)	2,076	2,073
5.351% due 10/25/2032 (a)	1,201	1,239
Countrywide Home Loans
6.500% due 07/25/2013	266	267
6.050% due 04/25/2029	846	850
4.994% due 09/19/2032 (a)	6,427	6,495
Credit-Based Asset Servicing & Securitization LLC
1.450% due 01/25/2032 (a)	497	498
CS First Boston Mortgage Securities Corp.
2.000% due 03/25/2032 (a)	702	698
1.510% due 05/25/2032 (a)	7,440	7,447
1.886% due 08/25/2033 (a)	28,225	27,810
Fannie Mae
6.000% due 02/25/2008	190	196
1.710% due 10/25/2017 (a)	1,363	1,374
8.922% due 06/25/2032 (a)	3,060	3,527
6.500% due 10/25/2042	4,552	4,840
Federal Housing Administration
7.435% due 02/01/2019	350	351
7.350% due 04/01/2019	841	846

32	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

FFCA Secured Lending Corp.
7.850% due 10/18/2017	$1,000	$1,089
First Republic Mortgage Loan Trust
1.430% due 06/25/2030 (a)	2,669	2,673
1.470% due 11/15/2031	2,068	2,070
1.420% due 08/15/2032 (a)	31,248	30,871
Freddie Mac
5.000% due 07/15/2021	1,529	1,530
5.625% due 07/15/2028	2,709	2,740
5.750% due 06/15/2029	3,542	3,595
5.750% due 05/15/2031	7,104	7,168
6.500% due 07/25/2043 (l)	1,100	1,171
Government National Mortgage Association
7.500% due 02/20/2030	1,000	1,083
GSRPM Mortgage Loan Trust
1.520% due 11/25/2031 (l)	20,949	20,643
Impac CMB Trust
1.400% due 11/25/2031 (a)	1,719	1,722
Long Beach Mortgage Loan Trust
1.370% due 09/25/2031	4,669	4,666
MASTR Asset Securitization Trust
5.500% due 09/25/2033	4,045	4,105
Mellon Residential Funding Corp.
1.600% due 10/20/2029 (a)	10,000	10,024
MLCC Mortgage Investors, Inc.
1.500% due 03/15/2025 (a)	2,293	2,296
PNC Mortgage Securities Corp.
6.500% due 12/25/2028	1,181	1,210
7.500% due 02/25/2031	8	8
Prudential Home Mortgage Securities
6.950% due 11/25/2022	136	136
Residential Funding Mortgage Securities I, Inc.
7.500% due 12/25/2030	150	150
6.500% due 03/25/2032	1,658	1,686
Resolution Trust Corp.
5.101% due 05/25/2029 (a)	207	207
Sequoia Mortgage Trust
1.490% due 10/20/2027 (a)	15,063	15,148
1.450% due 06/20/2032 (a)	818	814
1.460% due 07/20/2033 (a)	15,823	15,732
Small Business Administration
7.540% due 08/10/2009	1,075	1,202
Structured Asset Mortgage Investments, Inc.
1.440% due 09/19/2032 (a)	899	895
Structured Asset Securities Corp.
6.500% due 09/25/2031 (a)	3,040	3,097
6.142% due 02/25/2032 (a)	3,485	3,595
1.610% due 07/25/2032 (a)	8,580	8,606
1.620% due 07/25/2032 (a)	1,696	1,703
6.150% due 07/25/2032 (a)	8,701	8,858
1.400% due 01/25/2033 (a)	18,677	18,644
Vendee Mortgage Trust
6.500% due 05/15/2025 (a)	1,212	1,278
Wachovia Bank Commercial Mortgage Trust
1.310% due 06/15/2013 (a)	13,775	13,727
Washington Mutual Mortgage Securities Corp.
5.780% due 02/25/2031	633	635
5.195% due 10/25/2032 (a)	9,958	10,116
5.450% due 02/25/2033 (a)	7,708	7,920
1.510% due 08/25/2033 (a)	3,607	3,601
6.002% due 10/19/2039 (a)	452	452
6.044% due 10/19/2039 (a)	2,529	2,546
3.859% due 01/25/2041 (a)	654	653
Wells Fargo Mortgage-Backed Securities Trust
6.541% due 10/25/2031 (a)	1,816	1,822
5.933% due 01/25/2032	532	531

		303,318

Fannie Mae 5.7%
3.380% due 05/01/2021 (a)	336	341
3.460% due 02/01/2018 - 04/01/2029 (a)(d)	635	643
3.530% due 01/01/2029 (a)	71	72
3.890% due 05/01/2036 (a)	41,839	42,445
4.000% due 08/01/2029 (a)	$7,133	$7,415
4.230% due 11/01/2025 (a)	75	76
4.274% due 05/01/2036 (a)	552	565
5.430% due 01/01/2032 (a)	4,800	4,959
5.500% due 06/01/2016 - 06/01/2018 (d)	171,314	177,418
5.601% due 12/01/2040 (a)	4,519	4,696
5.828% due 07/01/2029 (a)	1,480	1,536
6.000% due 01/01/2004 - 06/01/2017 (d)	22,169	23,148
6.500% due 12/01/2003	20	20
7.000% due 01/01/2005 - 03/01/2013 (d)	286	296

		263,630

Freddie Mac 0.6%
1.510% due 06/15/2031 (a)	2,572	2,595
5.712% due 11/01/2031 (a)	10,708	10,952
6.500% due 08/01/2032	11,867	12,394

		25,941

Government National Mortgage Association 1.5%
3.250% due 06/20/2029 - 05/20/2030 (a)(d)	12,594	12,637
4.000% due 08/20/2029 - 02/20/2032 (a)(d)	21,168	21,214
4.250% due 03/20/2029 - 03/20/2030 (a)(d)	5,876	5,989
4.375% due 02/20/2024 (a)	3,695	3,773
4.380% due 04/20/2025 - 06/20/2027 (a)(d)	4,367	4,482
4.500% due 04/20/2030 (a)	5,966	6,038
5.630% due 11/20/2026 - 10/20/2027 (a)(d)	4,412	4,594
5.750% due 09/20/2023 - 09/20/2027 (a)(d)	2,557	2,615
6.000% due 01/15/2032 - 03/15/2032 (d)	6,462	6,721
8.000% due 07/15/2030 - 05/15/2032 (d)	1,495	1,616
8.500% due 06/20/2027	1,117	1,207

		70,886

Stripped Mortgage-Backed Securities 0.0%
Fannie Mae (IO)
6.500% due 10/25/2023	304	32
Freddie Mac (IO)
6.500% due 11/15/2007	832	27
6.500% due 12/15/2021	142	1
7.000% due 05/15/2023	516	13

		73

Total Mortgage-Backed Securities (Cost $664,670)		663,848

ASSET-BACKED SECURITIES 6.8%
Advanta Revolving Home Equity Loan Trust
1.490% due 01/25/2024 (a)	66	66
American Residential Eagle Trust
1.450% due 07/25/2029 (a)	276	277
Ameriquest Mortgage Securities, Inc.
1.862% due 11/25/2019	5,855	5,863
1.520% due 02/25/2033 (a)	5,587	5,597
1.520% due 03/25/2033 (a)	3,928	3,935
Amortizing Residential Collateral Trust
1.460% due 10/25/2031 (a)	7,875	7,878
1.400% due 07/25/2032 (a)	588	587
1.320% due 11/25/2032 (a)	2,201	2,203
Argent Securities, Inc.
1.570% due 09/25/2033 (a)	4,500	4,512
Asset-Backed Securities Corp. Long Beach Home Equity Loan Trust
1.370% due 08/21/2030 (a)	575	574
Bayview Financial Acquisition Trust
1.570% due 08/28/2034 (a)	$4,510	$4,522
Bear Stearns Asset-Backed Securities, Inc.
1.440% due 10/25/2032 (a)	7,317	7,329
1.560% due 07/25/2033 (a)	15,208	15,244
Brazos Student Loan Finance Co.
1.909% due 06/01/2023 (a)	11,562	11,693
Capital Asset Research Funding LP
6.400% due 12/15/2004	674	684
5.905% due 12/15/2005 (l)	164	163
Centex Home Equity Loan Trust
1.430% due 09/26/2033 (a)	10,650	10,532
Chase Funding Loan Acquisition Trust
1.360% due 07/25/2030 (a)	4,459	4,460
1.470% due 07/25/2031 (a)	5,547	5,557
Chase Funding Mortgage Loan Asset-Backed Certificates
1.340% due 10/25/2030 (a)	518	519
CIT Group Home Equity Loan Trust
1.380% due 06/25/2033 (a)	805	806
Comcast Cable Communications
2.245% due 11/30/2006	5,000	4,981
Conseco Finance Securitizations Corp.
7.350% due 10/15/2030	907	922
Countrywide Asset-Backed Certificates
1.220% due 06/25/2021 (a)	2,730	2,732
Countrywide Home Equity Loan Trust
1.360% due 08/15/2025 (a)	277	276
CS First Boston Mortgage Securities Corp.
1.380% due 12/15/2030 (a)	807	808
1.460% due 02/25/2032 (a)	3,077	3,083
1.550% due 08/25/2032 (a)	7,789	7,807
Delta Funding Home Equity Loan Trust
1.530% due 09/15/2029 (a)	327	327
EQCC Home Equity Loan Trust
7.067% due 11/25/2024	1,220	1,238
Financial Asset Securities Corp. AAA Trust
1.240% due 09/25/2033 (a)	9,349	9,235
First Franklin Mortgage Loan Trust Asset-Backed Certificates
1.460% due 09/25/2032 (a)	18,248	18,271
Fremont Home Loan Trust
1.450% due 02/25/2033 (a)	8,165	8,169
GMAC Mortgage Corp. Loan Trust
1.400% due 06/18/2027 (a)	465	465
Green Tree Home Improvement Loan Trust
1.290% due 08/15/2029 (a)	938	938
GSAMP Trust
1.430% due 07/25/2032 (a)	2,962	2,960
HFC Home Equity Loan Asset-Backed Certificates
1.390% due 05/20/2031	867	867
Home Equity Asset Trust
1.530% due 03/25/2033 (a)	6,555	6,567
Home Equity Mortgage Trust
1.510% due 09/25/2033 (a)	1,866	1,865
1.950% due 01/15/2034 (a)(l)	6,750	6,750
Household Mortgage Loan Trust
1.410% due 05/20/2032 (a)	1,530	1,533
Irwin Home Equity Loan Trust
1.620% due 06/25/2028 (a)	7,716	7,614
1.400% due 06/25/2029 (a)	953	952
1.390% due 07/25/2032 (a)	4,039	4,037
Long Beach Mortgage Loan Trust
1.400% due 11/25/2009 (a)	5,479	5,487
1.470% due 03/25/2032	14,886	14,900
1.520% due 03/25/2033 (a)	8,606	8,619
Merrill Lynch Mortgage Investors, Inc.
1.440% due 05/25/2033 (a)	1,626	1,626
1.470% due 11/25/2033 (a)	2,096	2,097
Morgan Stanley Asset-Backed Securities Capital I, Inc.
1.420% due 08/25/2030 (a)	523	515
1.460% due 08/25/2033 (a)	14,021	14,025

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	33

Schedule of Investments (Cont.)

Short-Term Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)		Value (000s)

Morgan Stanley Dean Witter Capital I, Inc.
1.480% due 07/25/2030 (a)		$5,919	$5,925
1.470% due 10/26/2031 (a)		3,551	3,553
1.440% due 07/25/2032 (a)		1,753	1,752
1.420% due 09/25/2032 (a)		5,896	5,891
New York City Tax Lien
5.590% due 09/10/2014		1,526	1,475
North Carolina State Education Authority
1.500% due 06/01/2009 (a)		3,347	3,346
Ocwen Mortgage Loan Asset Backed Certificates
1.420% due 10/25/2029 (a)		5,348	5,356
Option One Mortgage Loan Trust
1.390% due 06/25/2032 (a)		995	995
1.380% due 08/25/2032 (a)		5,508	5,499
Regions Auto Receivables Trust
1.940% due 11/15/2004		10,954	10,975
Renaissance Home Equity Loan Trust
1.540% due 08/25/2033 (a)		7,493	7,517
Residential Asset Securities Corp.
1.230% due 05/25/2017 (a)		647	648
Salomon Brothers Mortgage Securities VII, Inc.
1.700% due 12/15/2029 (a)		1,946	1,948
1.450% due 12/25/2029 (a)		399	395
1.420% due 03/25/2032 (a)		1,608	1,607
Saxon Asset Securities Trust
1.520% due 12/25/2032 (a)		6,973	6,985
Specialty Underwriting & Residential Finance
1.440% due 01/25/2034 (a)		6,385	6,381
SVO Timeshare Mortgage Corp.
5.470% due 12/20/2006		752	760
Terwin Mortgage Trust
1.690% due 06/25/2033 (a)		10,716	10,749

Total Asset-Backed Securities (Cost $314,419)			314,424

SOVEREIGN ISSUES 1.5%
Republic of Brazil
2.125% due 04/15/2006 (a)		52,051	50,880
10.000% due 01/16/2007		7,360	7,901
11.500% due 03/12/2008		2,600	2,866
2.187% due 04/15/2009 (a)		5,435	4,885
8.000% due 04/15/2014		493	453

Total Sovereign Issues (Cost $62,230)			66,985

FOREIGN CURRENCY—DENOMINATED ISSUES (j)(k) 0.1%
France Telecom S.A.
2.000% due 01/01/2004	EC	1,000	1,179
4.000% due 11/29/2005		2,000	2,353

Total Foreign Currency-Denominated Issues (Cost $3,484)			3,532

CONVERTIBLE BONDS & NOTES 0.3%
Industrials 0.3%
America Online, Inc.
0.000% due 12/06/2019		$19,330	11,928

Total Convertible Bonds & Notes (Cost $11,928)			11,928

SHORT-TERM INSTRUMENTS 55.6%
Commercial Paper 54.7%
Barclays U.S. Funding Corp.
1.040% due 11/19/2003		10,100	10,086
Danske Corp.
1.060% due 12/16/2003		40,000	39,908
1.060% due 12/19/2003		78,800	78,612
Fannie Mae
1.010% due 10/01/2003		$108,000	$108,000
1.050% due 10/01/2003		12,400	12,400
1.010% due 10/08/2003		58,700	58,689
5.150% due 10/15/2003		50,000	49,978
1.030% due 10/22/2003		151,050	150,959
1.055% due 11/05/2003		56,000	55,943
1.065% due 11/05/2003		100,000	99,896
1.070% due 11/12/2003		62,400	62,322
1.075% due 11/12/2003		32,600	32,559
1.010% due 11/18/2003		32,600	32,557
1.065% due 11/19/2003		100	100
1.070% due 11/26/2003		130,000	129,782
1.080% due 12/04/2003		100,000	99,808
1.045% due 12/10/2003		46,100	46,003
1.070% due 12/15/2003		10,100	10,077
1.075% due 12/16/2003		10,500	10,476
1.051% due 12/17/2003		79,300	79,116
1.080% due 02/02/2004		100,000	99,622
1.080% due 02/23/2004		216,800	215,840
1.137% due 03/03/2004		40,800	40,608
1.085% due 03/10/2004		40,000	39,803
1.080% due 03/17/2004		100,000	99,485
1.085% due 03/24/2004		100,000	99,463
Federal Home Loan Bank
1.010% due 10/01/2003		100,000	100,000
1.010% due 10/10/2003		200	200
1.014% due 10/22/2003		90,000	89,947
1.020% due 10/22/2003		27,200	27,184
1.045% due 10/29/2003		60,000	59,951
1.154% due 11/05/2003		50,000	49,944
Freddie Mac
1.135% due 10/29/2003		90,000	89,921
1.100% due 12/01/2003		50,000	49,909
General Electric Capital Corp.
1.090% due 12/09/2003		4,200	4,191
1.060% due 12/18/2003		12,600	12,570
HBOS Treasury Services PLC
1.030% due 10/03/2003		35,000	34,998
1.070% due 12/10/2003		30,000	29,937
Kraft Foods, Inc.
2.080% due 02/26/2004		2,070	2,070
2.080% due 02/27/2004		23,200	23,200
Royal Bank of Scotland PLC
1.020% due 10/16/2003		100	100
UBS Finance, Inc.
1.110% due 10/07/2003		81,000	80,986
Westpac Capital Corp.
1.020% due 11/07/2003		75,000	74,921
1.030% due 11/13/2003		20,000	19,975

			2,512,096

Repurchase Agreement 0.2%
State Street Bank
0.800% due 10/01/2003 (Dated 09/30/2003. Collateralized by Fannie Mae 1.200% due 08/23/2004 valued at $9,159. Repurchase proceeds are $8,977.)		8,977	8,977

U.S. Treasury Bills 0.7%
1.009% due 12/04/2003-12/18/2003 (c)(d)(e)		33,915	33,836

Total Short-Term Instruments (Cost $2,554,985)			2,554,909

Total Investments 100.1% (Cost $4,590,824)			$4,600,921
Written Options (g) (0.2%) (Premiums $9,545)			(6,992)
Other Assets and Liabilities (Net) 0.1%			2,053

Net Assets 100.0%			$4,595,982

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of September 30, 2003.

(b)	Security is in default.

(c)	Securities with an aggregate market value of $19,209 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2003:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options
Strike @ 95.000 (03-2004)—Long	2,981	$(40)
Euribor Purchased Put Options
Strike @ 95.125 (03/2004)—Long	3,979	(55)
Euribor Written Put Options
Strike @ 97.250 (03/2004)—Short	4,895	3,693
Eruibor Written Put Optioins
Strike @ 97.500 (03/2004)—Short	2,181	1,599
Euribor Written Put Options
Strike @ 97.000 (12/2004)—Short	4,098	1,200
Euribor Purchased Put Options
Strike @ 93.750 (12/2004)—Long	1,036	(15)
Euribor Purchased Put Options
Strike @ 94.000 (12/2004)—Long	2,864	(41)
Euribor Written Put Options
Strike @ 97.500 (12/2004)—Short	620	(275)
Euribor Purchased Put Optioins
Strike @ 95.000 (12/2004)—Long	620	(1)
Euribor March Futures (03/2005)—Long	260	(194)
Euribor June Futures (06/2005)—Long	93	(114)
Euribor September Futures (09/2005)—Long	93	(126)
Eurodollar December Futures (12/2004)—Long	300	187
U.S. Treasury 10-Year Note (12/2003)—Long	3,416	19,024
U.S. Treasury 10-Year Note (09/2004)—Short	87	(64)

		$24,778

(d)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $2,496 as of September 30, 2003.

(f)	Principal amount of security is adjusted for inflation.

34	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

(g)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CME Eurodollar March Futures
Strike @ 97.000 Exp. 03/15/2004	2,650	$1,697	$16
Put—CME Eurodollar June Futures
Strike @ 97.000 Exp. 06/14/2004	4,396	4,922	247
Put—CME Eurodollar June Futures
Strike @ 97.250 Exp. 06/14/2004	463	612	32

		$7,231	$295

Type	Notional Amount	Premium	Value

Put—OTC 7-Year Interest Rate Swap Counterparty : Goldman Sachs & Co.
Strike @ 7.000%* Exp. 01/07/2005	$55,750	$1,225	$357
Call—OTC 7-Year Interest Rate Swap Counterparty : Goldman Sachs & Co.
Strike @ 5.000%** Exp. 01/07/2005	55,570	1,089	2,714
Call—OTC Norfolk Souther Corp. 7.050% Due 05/01/2037
Strike @ 100.000 Exp. 05/07/2004	20,975	0	2,631
Call—OTC Nuveen California Performance Plus Municipal Fund 7.430% due 10/01/2026
Strike @ 100.000 Exp. 10/01/2006	18,500	0	995
Call—OTC AOL Time Warner, Inc. 0.000% due 12/01/2026
Strike @ 63.976 Exp. 12/06/2004	19,330	0	0

		$2,314	$6,697

*	The Fund will pay a floating rate based on 3-month LIBOR.

**	The Fund will receive a floating rate based on 3-month LIBOR.

(h)	Swap agreements outstanding at September 30, 2003:

Type	Notional Amount	Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004	$17,000	$24
Receive a fixed rate equal to 0.410% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 5.875% due 02/15/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/07/2004	21,100	32
Receive a fixed rate equal to 0.600% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 02/01/2004	$7,500	$12
Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear, Stearns & Co., Inc. Exp. 06/02/2005	2,920	11
Receive a fixed rate equal to 0.750% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/16/2003	510	1
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., London Exp. 05/03/2004	1,000	0
Receive a fixed rate equal to 1.000% and the Fund will pay to the counterparty at par in the event of default of Republic of Russia 5.000% due 03/31/2030.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 07/01/2004	9,870	6
Receive a fixed rate equal to 1.150% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 8.250% due 09/19/2027.
Counterparty: Goldman Sachs & Co. Exp. 12/13/2003	700	0
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/02/2004	1,000	0
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/22/2005	1,400	15
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/02/2005	11,500	131
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/02/2005	5,000	58
Receive a fixed rate equal to 1.400% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 12/13/2003	$1,000	$0
Receive a fixed rate equal to 1.450% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.813% due 07/28/2011.
Counterparty: Goldman Sachs & Co. Exp. 04/01/2004	19,300	102
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/03/2005	1,000	5
Receive a fixed rate equal to 1.700% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.250% due 04/22/2008.
Counterparty: Lehman Brothers, Inc. Exp. 06/02/2005	2,000	11
Receive a fixed rate equal to 1.750% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/02/2004	2,000	7
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/02/2005	2,000	14
Receive a fixed rate equal to 16.500% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 2.563% due 04/15/2006.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/01/2005	925	157
Receive a fixed rate equal to 2.700% and the Fund will pay to the counterparty at par in the event of default of El Paso Corp. 7.000% due 05/15/2011.
Counterparty: Credit Suisse First Boston Exp. 04/03/2005	5,000	(486)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Lehman Brothers, Inc. Exp. 12/17/2008	7,900	274
Receive floating rate based on 3-month LIBOR plus 0.470% and pay a fixed rate equal to 7.750%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/01/2005	5,000	(478)
Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.050%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/01/2004	20,975	(569)

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	35

Schedule of Investments (Cont.)

Short-Term Fund

September 30, 2003 (Unaudited)

Receive floating rate based on 3-month LIBOR plus 1.150% and pay a fixed rate equal to 7.430%.
Counterparty: Lehman Brothers, Inc. Exp. 10/12/2006	$18,500	$(2,104)

$(2,777)

(i)	Short sales open at September 30, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	5.500	05/15/2009	$26,500	$29,984	$29,540
U.S. Treasury Note	6.500	02/15/2010	97,370	115,577	112,711
U.S. Treasury Note	5.000	02/15/2011	48,400	53,089	51,808
U.S. Treasury Note	4.250	08/15/2013	165,770	169,986	165,923

				$368,636	$359,982

(j)	Foreign forward currency contracts outstanding at September 30, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	EC	6,864	11/2003	$61	$0	$61
Sell		7,041	11/2003	9	0	9
Sell		5,000	10/2003	0	(32)	(32)

				$70	$(32)	$38

(k)	Principal amount denoted in indicated currency:

EC—Euro

(l)	Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate valued securities is $28,727, which is 0.63% of net assets.

36	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

Schedule of Investments

StocksPLUS Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 6.2%
Banking & Finance 4.4%
CIT Group, Inc.
5.625% due 05/17/2004	$1,900	$1,950
7.125% due 10/15/2004	2,000	2,114
Ford Motor Credit Co.
6.700% due 07/16/2004	3,400	3,517
General Motors Acceptance Corp.
1.830% due 05/17/2004 (a)	5,800	5,803
3.140% due 03/04/2005 (a)	2,600	2,633
Korea Development Bank
6.625% due 11/21/2003	2,500	2,517
National Australia Bank Ltd.
1.755% due 05/19/2010 (a)	11,700	11,745
National Rural Utilities Cooperative Finance Corp.
2.110% due 04/26/2004 (a)	8,000	8,043
Phoenix Quake Wind Ltd.
3.515% due 07/03/2008 (a)	1,100	1,100
Popular North America, Inc.
2.755% due 10/15/2003 (a)	4,700	4,701
Studio RE Ltd.
6.210% due 07/07/2006 (a)	7,300	7,336
Trinom Ltd.
5.060% due 12/18/2004 (a)	1,200	1,207

		52,666

Industrials 0.3%
Air Canada
1.975% due 07/31/2005 (a)(b)	2,273	932
DaimlerChrysler North America Holding Corp.
1.940% due 09/26/2005 (a)	1,100	1,101
Enron Corp.
8.000% due 08/15/2005 (b)	1,100	418
Waste Management, Inc.
7.000% due 10/01/2004	1,000	1,048

		3,499

Utilities 1.5%
Entergy Gulf States, Inc.
2.040% due 06/18/2007 (a)	11,400	11,434
Hydro—Quebec
1.250% due 09/29/2049 (a)	1,200	1,050
Sprint Capital Corp.
5.700% due 11/15/2003	3,800	3,813
7.900% due 03/15/2005	1,500	1,621

		17,918

Total Corporate Bonds & Notes (Cost $75,352)		74,083

MUNICIPAL BONDS & NOTES 0.3%
California 0.3%
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	3,700	3,636

Total Municipal Bonds & Notes (Cost $3,682)		3,636

U.S. TREASURY OBLIGATIONS 4.6%
Treasury Inflation Protected Securities (h)
3.625% due 01/15/2008 (c)	48,376	54,295
3.875% due 01/15/2009	449	513
3.500% due 01/15/2011	951	1,076

Total U.S. Treasury Obligations (Cost $54,078)		55,884

MORTGAGE-BACKED SECURITIES 24.4%
Collateralized Mortgage Obligations 11.1%
Bank Mart
3.599% due 03/01/2019 (a)(d)(l)	1,907	1,903
Bear Stearns Adjustable Rate Mortgage Trust
6.156% due 12/25/2031 (a)(l)	$1,112	$1,113
6.147% due 01/25/2032 (a)	165	165
6.023% due 06/25/2032 (a)	1,521	1,554
5.377% due 01/25/2033 (a)	2,643	2,675
5.206% due 03/25/2033 (a)	3,344	3,448
Countrywide Alternative Loan Trust
5.875% due 07/25/2032	1,647	1,669
CS First Boston Mortgage Securities Corp.
1.660% due 11/25/2031 (a)	2,162	2,169
1.510% due 02/25/2032 (a)	2,161	2,188
2.003% due 03/25/2032 (a)	7,446	7,397
5.809% due 06/25/2032 (a)	887	901
6.188% due 06/25/2032 (a)	2,028	2,091
6.000% due 01/25/2033	2,698	2,718
Fannie Mae
6.263% due 04/25/2020 (a)	9	9
6.000% due 12/25/2028	1,841	1,868
1.520% due 11/25/2032 (a)	10,135	10,151
5.000% due 04/25/2033	10,589	10,839
Federal Home Loan Bank
6.000% due 08/15/2026	1,429	1,438
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030	518	524
Freddie Mac
5.000% due 12/15/2013	363	363
5.500% due 11/15/2015	1,130	1,158
5.250% due 04/15/2026	993	997
5.700% due 02/15/2031	5,033	5,162
4.500% due 08/15/2031	25,657	25,783
Fund America Investors Corp.
4.075% due 06/25/2023 (a)	44	43
Government National Mortgage Association
1.520% due 09/20/2030 (a)	30	30
GSR Mortgage Loan Trust
5.626% due 04/25/2032 (a)	2,113	2,120
6.000% due 07/25/2032	298	299
Housing Securities, Inc.
1.810% due 07/25/2032 (a)(l)	94	93
Impac CMB Trust
1.520% due 07/25/2033 (a)	10,058	10,069
MASTR Asset Securitization Trust
5.375% due 10/25/2032	831	846
5.500% due 09/25/2033	5,217	5,294
Merrill Lynch Mortgage Investors, Inc.
4.910% due 12/25/2032 (a)(l)	2,531	2,563
PNC Mortgage Securities Corp.
7.375% due 10/25/2030 (a)	178	181
Resecuritization Mortgage Trust
1.277% due 04/26/2021 (a)	31	31
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	3,765	3,827
Salomon Brothers Mortgage Securities VII, Inc.
5.158% due 12/25/2030 (a)	3,230	3,267
Structured Asset Mortgage Investments, Inc.
9.356% due 06/25/2029 (a)	3,663	3,889
Structured Asset Securities Corp.
1.410% due 10/25/2027 (a)	3,042	3,040
1.600% due 03/25/2031 (a)	1,625	1,639
4.289% due 09/25/2036 (a)	135	133
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2017	939	967
6.010% due 04/25/2031 (a)	647	647
3.268% due 02/27/2034 (a)	5,779	5,850

		133,111

Fannie Mae 7.8%
3.363% due 04/01/2018 (a)	76	77
3.460% due 05/01/2022 (a)	32	32
4.100% due 07/01/2018 (a)	338	343
4.306% due 11/01/2027 (a)	123	125
4.385% due 11/01/2028 (a)	173	176
4.407% due 07/01/2028 (a)	129	131
4.443% due 04/01/2028 (a)	$110	$112
4.444% due 11/01/2028 (a)	147	150
4.856% due 02/01/2027 (a)	17	17
4.917% due 12/01/2036 (a)	5,328	5,459
5.003% due 12/01/2023 (a)	10	10
5.218% due 09/01/2034 (a)	5,818	5,960
5.329% due 04/01/2033 (a)	3,757	3,850
5.609% due 08/01/2029 (a)	111	114
6.000% due 01/01/2016 - 10/15/2033 (e)	59,215	61,412
6.500% due 09/01/2005 - 01/01/2033 (e)	2,593	2,691
7.000% due 02/01/2015 - 03/01/2015 (e)	5,718	6,086
7.500% due 09/01/2015 - 05/01/2016 (e)	4,659	4,984
8.000% due 03/01/2030 - 07/01/2031 (e)	1,172	1,267

		92,996

Freddie Mac 2.3%
4.100% due 07/01/2019 (a)	1,327	1,361
4.172% due 12/01/2022 (a)	185	191
4.316% due 06/01/2022 (a)	137	141
6.000% due 03/01/2016 - 10/15/2033 (e)	23,189	23,972
6.500% due 08/01/2032	1,954	2,041
8.500% due 04/01/2025 - 06/01/2025 (e)	40	44

		27,750

Government National Mortgage Association 3.2%
4.375% due 02/20/2026 - 02/20/2028 (a)(e)	1,069	1,096
4.380% due 05/20/2026 - 04/20/2027 (a)	2,081	2,135
5.375% due 03/20/2026 (a)	938	959
5.625% due 12/20/2022 - 12/20/2027 (a)(e)	1,607	1,672
5.750% due 07/20/2018 - 07/20/2027 (a)(e)	7,555	7,725
6.000% due 10/22/2033	23,000	23,891
8.000% due 04/20/2030	1,232	1,322

		38,800

Stripped Mortgage-Backed Securities 0.0%
Fannie Mae (IO)
6.500% due 09/25/2008	28	3
6.500% due 03/25/2023	700	21

		24

Total Mortgage-Backed Securities (Cost $291,741)		292,681

ASSET-BACKED SECURITIES 1.1%
AFC Home Equity Loan Trust
1.270% due 06/25/2028 (a)	2,243	2,234
Ameriquest Mortgage Securities, Inc.
1.430% due 05/25/2032 (a)	1,550	1,552
1.380% due 08/25/2032 (a)	3,197	3,193
Asset-Backed Securities Corp. Long Beach Home Equity Loan Trust
1.360% due 08/21/2030 (a)	488	487
Countrywide Asset-Backed Certificates
1.340% due 05/25/2029 (a)	1,501	1,501
CS First Boston Mortgage Securities Corp.
1.430% due 01/25/2032 (a)	2,713	2,711
Green Tree Financial Corp.
6.970% due 04/01/2031	1,009	1,022
Novastar Home Equity Loan
1.395% due 04/25/2028 (a)	742	741

Total Asset-Backed Securities (Cost $13,475)		13,441

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	37

Schedule of Investments (Cont.)

StocksPLUS Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)		Value (000s)

SOVEREIGN ISSUES 0.6%
Republic of Brazil
2.125% due 04/15/2006 (a)		$3,960	$3,871
10.000% due 01/16/2007		3,000	3,220
2.187% due 04/15/2009 (a)		776	698

Total Sovereign Issues (Cost $7,533)			7,789

FOREIGN CURRENCY-DENOMINATED ISSUES (j)(k) 0.6%
Commonwealth of New Zealand
4.500% due 02/15/2016 (h)	N$	9,750	7,236

Total Foreign Currency-Denominated Issues (Cost $6,653)			7,236

PURCHASED PUT OPTIONS 0.0%
PNC Mortgage Securities Corp. (OTC)
7.310% due 05/25/2040
Strike @ 100.000 Exp. 04/01/2005		$6,200	0

Total Purchased Put Options (Cost $0)			0

CONVERTIBLE BONDS & NOTES 0.1%
Banking & Finance 0.1%
Verizon Global Funding Corp.
0.000% due 05/15/2021		1,700	1,024

Total Convertible Bonds & Notes (Cost $937)			1,024

PREFERRED SECURITY 0.1%
	Shares
DG Funding Trust
3.410% due 12/29/2049 (a)		110	1,155

Total Preferred Security (Cost $1,103)			1,155

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 66.4%
Certificates of Deposit 2.7%
Wells Fargo Financial, Inc.
1.070% due 10/07/2003		$33,000	33,000

Commercial Paper 58.0%
Anz, Inc.
1.030% due 10/08/2003		27,200	27,195
Barclays U.S. Funding Corp.
1.040% due 11/19/2003		6,200	6,191
Danske Corp.
1.030% due 10/15/2003		21,300	21,291
1.060% due 12/16/2003		10,000	9,977
Fannie Mae
1.050% due 10/01/2003		8,900	8,900
0.985% due 10/08/2003		41,700	41,692
1.000% due 10/15/2003		14,500	14,494
1.025% due 10/22/2003		30,800	30,782
1.045% due 10/29/2003		40,000	39,967
1.055% due 11/05/2003		4,000	3,996
1.067% due 11/05/2003		4,100	4,096
1.070% due 11/12/2003		3,600	3,596
0.985% due 11/19/2003		5,000	4,993
1.055% due 11/19/2003		19,300	19,272
1.075% due 12/03/2003		47,600	47,510
1.110% due 12/11/2003		35,000	34,925
1.080% due 12/15/2003		$12,100	$12,073
1.080% due 02/02/2004		6,500	6,475
1.080% due 02/18/2004		34,800	34,651
1.115% due 02/25/2004		20,000	19,910
1.137% due 03/03/2004		56,500	56,234
1.085% due 03/10/2004		24,500	24,379
1.080% due 03/17/2004		30,000	29,846
Federal Home Loan Bank
1.000% due 10/15/2003		20,000	19,992
1.020% due 10/22/2003		3,500	3,498
1.045% due 10/29/2003		3,000	2,998
1.150% due 10/29/2003		40,000	39,964
Freddie Mac
1.135% due 10/30/2003		40,000	39,963
General Electric Capital Corp.
1.030% due 11/13/2003		2,200	2,197
1.050% due 11/19/2003		7,000	6,990
1.060% due 12/18/2003		15,000	14,965
HBOS Treasury Services PLC
1.070% due 12/10/2003		27,500	27,442
1.105% due 01/23/2004		400	399
Kraft Foods, Inc.
1.940% due 02/27/2004		16,100	16,100
Republic of Italy
1.175% due 10/22/2003		10,700	10,693
Royal Bank of Scotland PLC
1.020% due 10/16/2003		8,400	8,396

			696,042

Repurchase Agreement 1.2%
State Street Bank
0.800% due 10/01/2003
(Dated 09/30/2003. Collateralized by Freddie Mac
2.550% due 10/29/2004 valued at $14,419. Repurchase Proceeds are $14,135.)		14,135	14,135

U.S. Treasury Bills 4.5%
0.933% due 12/04/2003 -
12/18/2003 (c)(e)(f)		54,410	54,297

Total Short-Term Instruments (Cost $797,498)			797,474

Total Investments 104.4% (Cost $1,252,052)			$1,254,403
Written Options (g) (0.0%) (Premiums $382)			(72)
Other Assets and Liabilities (Net) (4.4%)			(53,267)

Net Assets 100.0%			$1,201,064

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of September 30, 2003.

(b)	Security is in default.

(c)	Securities with an aggregate market value of $52,312 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2003:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Eurodollar March Futures
(03/2004)—Long	102	$217
Eurodollar September Futures
(09/2004)—Long	66	128
Eurodollar December Futures
(12/2004)—Long	33	48
Eurodollar March Futures
(03/2005)—Long	24	37
Eurodollar June Futures
(06/2005)—Long	23	36
Eurodollar September Futures
(09/2005)—Long	7	1
S & P 500 Index December Futures
(12/2003)—Long	2,565	(5,347)
United Kingdom 90-Day Libor
Futures (12/2003)—Long	6	(7)
United Kingdom 90-Day Libor
Futures (03/2004)—Long	3	(4)
United Kingdom 90-Day Libor
Futures (09/2004)—Long	76	(86)
United Kingdom 90-Day Libor
Futures (12/2004)—Long	70	(71)
U. S. Treasury 5-Year Note
(12/2003)—Long	33	52

		$(4,996)

(d)	Restricted security as of September 30, 2003:

Issuer Description	Acquisition Date	Cost as of September 30, 2003	Market Value as of September 30, 2003	Value as Percentage of Net Assets

Bank Mart	07/07/1995	$1,912	$1,903	0.16%

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f)	Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $17,723 as of September 30, 2003.

(g)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Put—CME Eurodollar December Futures
Strike @ 98.750
Exp. 12/15/2003	301	$135	$15

38	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

Type	Notional Amount	Premium	Value

Call—OTC 7-Year Interest Rate Swap Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.500%** Exp. 12/17/2003	$10,700	$109	$52
Put—OTC 7-Year Interest Rate Swap Counterparty: Merrill Lynch & Co., Inc.
Strike @ 5.500%* Exp. 12/17/2003	10,700	138	5

		$247	$57

*	The Fund will pay a floating rate based on 3-month LIBOR.

**	The Fund will receive a floating rate based on 3-month LIBOR.

(h)	Principal amount of security is adjusted for inflation.

(i)	Swap agreements outstanding at September 30, 2003:

Type	Notional Amount	Unrealized Appreciation

Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/01/2004	$1,400	$4
Receive a fixed rate equal to 0.750% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/16/2003	10,000	12
Receive a fixed rate equal to 1.770% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.625% due 02/08/2011.
Counterparty: Goldman Sachs & Co. Exp. 11/30/2003	5,000	6
Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.040%.
Counterparty: Goldman Sachs & Co. Exp. 01/01/2004	376	0
Received total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.700%
Counterparty: J.P. Morgan Chase & Co. Exp. 04/03/2004	12	0

		$22

(j)	Foreign forward currency contracts outstanding at September 30, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	BP	439	10/2003	$0	$(34)	$(34)
Buy	JY	135,824	10/2003	0	0	0
Sell	N$	11,567	10/2003	0	(321)	(321)
Sell		11,567	11/2003	0	(5)	(5)
Buy		11,567	10/2003	7	0	7

				$7	$(360)	$(353)

(k)	Principal amount denoted in indicated currency:

BP—British Pound
JY—Japanese Yen
N$—New Zealand Dollar

(l)	Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate valued securities is $5,672, which is 0.47% of net assets.

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	39

Schedule of Investments

Total Return Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 11.7%
Banking & Finance 5.8%
Air 2 U.S. Equipment Trust
8.027% due 10/01/2019	$21,058	$16,286
Allstate Life Funding LLC
1.410% due 07/26/2004 (a)	9,600	9,617
Amerco, Inc.
7.230% due 01/21/2027 (b)	1,250	1,134
7.135% due 10/15/2049	15,000	13,612
American Express Travel
5.625% due 01/22/2004	22,700	22,984
Aon Capital Trust A
8.205% due 01/01/2027	725	833
Aristar, Inc.
7.375% due 09/01/2004	20,000	21,092
Associates Corp. of North America
5.750% due 11/01/2003	5,425	5,445
5.800% due 04/20/2004	510	523
Banco Nacional de Comercio Exterior
7.250% due 02/02/2004	31,450	32,191
Bank of America Corp.
6.625% due 06/15/2004	40	42
6.125% due 07/15/2004	600	622
Bank One Corp.
1.410% due 05/07/2004 (a)	8,200	8,214
Bear Stearns Cos., Inc.
1.420% due 12/01/2003 (a)	127,900	127,977
6.625% due 01/15/2004	200	203
6.150% due 03/02/2004 (a)	300	306
8.750% due 03/15/2004	75	77
1.560% due 06/01/2004 (a)	12,665	12,708
1.355% due 09/16/2005 (a)	16,000	15,992
Caterpillar Financial Services Corp.
7.700% due 11/05/2003	600	604
Chase Manhattan Corp.
5.750% due 04/15/2004 (a)	150	153
CIT Group, Inc.
5.625% due 10/15/2003	250	250
7.500% due 11/14/2003	35	35
5.570% due 12/08/2003	1,000	1,008
5.500% due 02/15/2004	17,000	17,260
2.640% due 03/01/2004 (a)	25,000	25,143
5.625% due 05/17/2004	21,650	22,215
2.430% due 07/30/2004 (a)	10,000	10,097
2.610% due 01/31/2005 (a)	75	76
Citigroup, Inc.
5.800% due 03/15/2004	200	204
Credit Asset Receivable LLC
6.274% due 10/31/2003	1,827	1,834
Deutsche Telekom International Finance BV
8.250% due 06/15/2005	83,600	92,117
8.750% due 06/15/2030	210,740	268,279
Duke Capital Corp.
7.250% due 10/01/2004	9,000	9,402
Export-Import Bank Korea
6.500% due 11/15/2006	9,035	10,115
7.100% due 03/15/2007	31,900	35,799
Farmers Insurance
8.625% due 05/01/2024	275	281
First National Bank Chicago
8.080% due 01/05/2018	250	304
First Security Corp.
5.875% due 11/01/2003	9,325	9,359
Ford Motor Credit Co.
1.390% due 11/24/2003 (a)	47,000	46,990
1.630% due 01/05/2004	25,000	25,002
7.500% due 06/15/2004	100	103
6.700% due 07/16/2004	99,266	102,690
1.718% due 07/19/2004 (a)	5,800	5,780
8.250% due 02/23/2005	2,500	2,632
1.297% due 04/28/2005 (a)	5,000	4,910
1.560% due 07/07/2005	13,900	13,640
1.550% due 07/18/2005 (a)	$10,990	$10,800
7.600% due 08/01/2005	5,000	5,376
6.375% due 12/15/2005	100	105
6.500% due 01/25/2007	220	233
7.200% due 06/15/2007	25	27
5.800% due 01/12/2009 (a)	655	661
7.375% due 10/28/2009	200	213
7.875% due 06/15/2010	1,795	1,949
7.375% due 02/01/2011	1,285	1,354
7.250% due 10/25/2011	94,250	98,509
Gemstone Investors Ltd.
7.710% due 10/31/2004	118,150	117,264
General Motors Acceptance Corp.
6.625% due 10/20/2003	2,000	2,004
1.438% due 11/07/2003 (a)	20,000	19,999
5.750% due 11/10/2003	1,100	1,105
2.088% due 01/20/2004 (a)	391,435	391,761
6.380% due 01/30/2004	4,000	4,063
1.877% due 03/22/2004 (a)	82,500	82,632
1.360% due 04/05/2004 (a)	98,747	98,630
1.914% due 05/04/2004 (a)	3,000	3,003
1.836% due 05/10/2004 (a)	149,200	149,284
1.830% due 05/17/2004 (a)	94,700	94,753
1.390% due 05/28/2004 (a)	73,000	72,834
6.850% due 06/17/2004	1,200	1,241
1.540% due 07/20/2004 (a)	19,200	19,165
1.460% due 07/21/2004 (a)	36,000	35,905
1.510% due 07/30/2004 (a)	89,977	89,755
3.030% due 05/19/2005 (a)	82,825	83,884
7.500% due 07/15/2005	200	215
6.625% due 10/15/2005	100	107
6.650% due 11/17/2005	500	526
6.750% due 01/15/2006	565	605
6.125% due 02/01/2007	2,535	2,686
6.150% due 04/05/2007	150	159
8.950% due 07/02/2009	7,246	7,942
7.750% due 01/19/2010	445	490
7.250% due 03/02/2011	1,000	1,061
6.875% due 09/15/2011	1,905	1,980
7.000% due 02/01/2012	2,000	2,086
6.875% due 08/28/2012	104,300	108,090
7.430% due 12/01/2021	225	225
8.000% due 11/01/2031	65,225	67,188
General Motors Nova Scotia Finance
6.850% due 10/15/2008	19,240	20,725
Goldman Sachs Group L.P.
1.836% due 02/09/2009 (a)	10,000	10,120
Hartford Life, Inc.
6.900% due 06/15/2004	600	622
Hitachi Credit America
1.476% due 10/15/2003 (a)	11,500	11,501
Household Capital Trust III
1.450% due 06/26/2004 (a)	27,925	27,951
Household Finance Corp.
8.000% due 08/01/2004	225	237
Household International Netherlands BV
6.200% due 12/01/2003	12,820	12,917
HSBC Capital Funding LP
9.547% due 12/31/2049 (a)	76,400	98,034
10.176% due 12/31/2049 (a)	66,160	101,698
IMEXA Export Trust
10.625% due 05/31/2005	1,762	1,322
J.P. Morgan Chase & Co., Inc.
5.385% due 02/15/2012 (a)	600	629
Jenkins-Empire Associates
6.840% due 08/01/2008 (n)	1,805	1,874
KBC Bank Fund Trust III
9.860% due 11/02/2049 (a)	6,540	8,314
Korea Development Bank
6.625% due 11/21/2003	2,090	2,104
7.125% due 04/22/2004 (a)	320	330
6.750% due 12/01/2005	55	60
7.250% due 05/15/2006	$50	$56
LG&E Capital Corp.
6.205% due 05/01/2004	1,000	1,021
6.460% due 01/15/2008 (a)	3,000	3,230
Liberty Mutual Insurance
8.200% due 05/04/2007	14,510	15,539
Lion Connecticut Holdings
7.250% due 08/15/2023	50	56
Lloyds TSB Bank PLC
1.530% due 08/25/2010 (a)	3,000	3,008
MCN Investment Corp.
7.120% due 01/16/2004	3,750	3,770
Merrill Lynch & Co., Inc.
6.550% due 08/01/2004	2,400	2,502
Metropolitan Life Insurance Co.
6.300% due 11/01/2003	6,800	6,827
Morgan Stanley Group, Inc.
6.375% due 12/15/2003	150	152
5.625% due 01/20/2004	1,200	1,215
National Rural Utilities Cooperative Finance Corp.
2.110% due 04/26/2004 (a)	138,200	138,951
National Westminster Bank PLC
9.375% due 11/15/2003	200	202
Natexis Ambs Co.
8.440% due 12/29/2049	14,000	16,665
Nordbanken AB
8.950% due 11/29/2049	28,000	34,487
Osprey Trust
8.310% due 01/15/2049 (b)	76,155	10,662
Pacific Life Insurance Co.
7.900% due 12/30/2023	8,000	9,243
Parker Retirement Savings Plan
6.340% due 07/15/2008	538	594
Pemex Finance Ltd.
6.125% due 11/15/2003	1,733	1,742
Pemex Project Funding Master Trust
2.610% due 01/07/2005 (a)	152,300	153,922
7.875% due 02/01/2009	3,770	4,298
8.000% due 11/15/2011	100,500	114,067
7.375% due 12/15/2014	32,130	34,700
8.625% due 02/01/2022	58,900	65,968
Phoenix Quake Wind Ltd.
3.515% due 07/03/2008 (a)	73,200	73,198
4.565% due 07/03/2008 (a)	16,700	16,634
Popular North America, Inc.
6.625% due 01/15/2004	23,000	23,338
Premium Asset Trust
1.465% due 11/27/2004 (a)	48,900	49,040
1.410% due 10/06/2005 (a)	300	300
1.521% due 09/08/2007 (a)(n)	34,900	34,400
Prime Property Funding II
7.000% due 08/15/2004	110	115
Prudential Funding Corp.
6.625% due 04/01/2009	17,000	18,563
Qwest Capital Funding, Inc.
7.000% due 08/03/2009	15,500	13,911
7.250% due 02/15/2011	29,443	26,351
Reliance Group Holdings, Inc.
9.750% due 11/15/2003 (b)	10,000	275
9.000% due 11/15/2049 (b)	19,000	2,394
Residential Reinsurance Ltd.
6.130% due 06/01/2004 (a)	88,200	88,722
6.090% due 06/08/2006 (a)	17,800	17,822
Royal Bank of Scotland PLC
8.817% due 03/31/2049	45,400	49,824
9.118% due 03/31/2049 (a)	92,400	116,905
7.648% due 08/31/2049	195	237
Salomon Smith Barney Holdings, Inc.
1.460% due 01/22/2004 (a)	10,000	10,011
7.000% due 03/15/2004	100	103
Societe Generale Real Estate LLC
7.640% due 12/29/2049 (a)	23,000	26,295

40	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Spieker Properties, Inc.
6.800% due 05/01/2004	$1,100	$1,130
Studio RE Ltd.
6.210% due 07/07/2006 (a)	15,600	15,678
Sun Life of Canada (U.S.)
8.526% due 05/29/2049	550	639
Transamerica Finance Corp.
7.500% due 03/15/2004	270	277
Trinom Ltd.
5.060% due 12/18/2004 (a)	48,700	49,001
U.S. Bancorp
6.500% due 06/15/2004	600	621
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	38,900	48,378
UFJ Finance Aruba AEC
6.750% due 07/15/2013	92,300	96,872
Verizon Wireless Capital LLC
1.487% due 12/17/2003 (a)	16,000	16,010
Wells Fargo Financial, Inc.
6.000% due 02/01/2004	50	51

		4,294,419

Industrials 2.8%
Akzo Nobel, Inc.
6.000% due 11/15/2003	32,000	32,182
Albertson’s, Inc.
6.550% due 08/01/2004	240	248
Allied Waste North America, Inc.
7.375% due 01/01/2004	20,425	20,680
Altria Group, Inc.
7.750% due 01/15/2027	28,000	29,319
America West Airlines, Inc.
6.870% due 01/02/2017 (a)	1,710	1,483
American Airlines, Inc.
9.850% due 06/15/2008	1,772	1,185
10.210% due 01/01/2010	12,500	7,747
10.610% due 03/04/2011	1,895	1,241
6.978% due 04/01/2011	34,923	34,679
9.780% due 11/26/2011	355	236
10.190% due 05/26/2016	3,661	2,396
AOL Time Warner, Inc.
7.700% due 05/01/2032	54,650	62,979
Campbell Soup Co.
4.750% due 10/01/2003 (a)	700	700
Canadian National Railway Co.
6.450% due 07/15/2006	550	607
Coastal Corp.
6.200% due 05/15/2004	3,000	3,000
6.500% due 05/15/2006	810	717
7.500% due 08/15/2006	9,075	8,122
6.375% due 02/01/2009	9,000	7,155
7.750% due 06/15/2010	15,500	12,942
9.625% due 05/15/2012	9,000	8,415
6.700% due 02/15/2027	400	338
7.420% due 02/15/2037	9,000	6,390
ConAgra Foods, Inc.
7.400% due 09/15/2004	3,400	3,578
Continental Airlines, Inc.
6.410% due 04/15/2007	262	230
6.954% due 08/02/2009	10,711	8,177
7.056% due 09/15/2009	40,409	40,448
7.487% due 10/02/2010	1,215	1,191
7.730% due 03/15/2011	2,059	1,455
6.503% due 06/15/2011	9,220	9,047
6.900% due 01/02/2018	1,348	1,271
6.820% due 05/01/2018	6,117	5,704
7.256% due 03/15/2020	25,467	25,086
7.707% due 04/02/2021	3,580	3,492
DaimlerChrysler North America Holding Corp.
1.614% due 08/02/2004 (a)	3,400	3,401
1.660% due 08/16/2004 (a)	56,100	56,031
6.900% due 09/01/2004	30	31
Delta Air Lines Equipment Trust
9.550% due 01/02/2008 (c)(n)	$7,773	$3,669
10.430% due 01/02/2011	3,755	2,919
10.140% due 08/14/2012	1,000	737
10.000% due 06/05/2013	10,828	7,986
10.060% due 01/02/2016	6,500	4,599
Delta Air Lines, Inc.
7.379% due 05/18/2010	9,179	9,159
7.570% due 05/18/2012	41,250	41,757
7.111% due 03/18/2013	60,000	58,848
9.200% due 09/23/2014	6,000	4,807
10.000% due 12/05/2014	5,000	3,587
10.500% due 04/30/2016	27,950	21,521
Dex Media East LLC
7.375% due 12/15/2012	2,000	1,645
Duty Free International, Inc.
7.000% due 01/15/2004 (n)	175	82
Eastman Chemical Co.
6.375% due 01/15/2004	17,650	17,872
EchoStar DBS Corp.
4.390% due 10/01/2008 (a)	500	512
El Paso Corp.
6.950% due 12/15/2007	10,100	8,888
6.750% due 05/15/2009	37,069	31,138
7.000% due 05/15/2011	19,500	16,185
7.875% due 06/15/2012	26,100	22,055
8.050% due 10/15/2030	13,500	10,294
7.800% due 08/01/2031	15,600	11,622
7.750% due 01/15/2032	112,280	83,649
Enron Corp.
8.000% due 08/15/2005 (b)	3,200	1,216
Federal Express Corp.
6.845% due 01/15/2019 (a)	764	847
Ford Capital BV
9.500% due 06/01/2010	200	227
Ford Motor Co.
7.250% due 10/01/2008	800	836
Fortune Brands, Inc.
8.500% due 10/01/2003	500	500
General Motors Corp.
6.250% due 05/01/2005	300	314
7.125% due 07/15/2013	2,900	3,047
8.250% due 07/15/2023	65,700	68,878
Harrahs Operating Co., Inc.
7.875% due 12/15/2005	9,000	9,765
HCA, Inc.
6.910% due 06/15/2005 (a)	9,500	10,034
HNA Holdings, Inc.
6.125% due 02/01/2004	200	203
International Game Technology
7.875% due 05/15/2004	14,500	15,021
Kerr-McGee Corp.
1.850% due 06/28/2004 (a)	42,550	42,415
Lyondell Chemical Co.
9.625% due 05/01/2007	1,500	1,433
Macmillan Bloedel Ltd.
7.700% due 02/15/2026	2,400	2,719
Mazda Manufacturing Corp.
10.500% due 07/01/2008 (c)(n)	1,490	1,655
Noble Affiliates, Inc.
8.950% due 12/15/2004	11,500	12,084
Norfolk Southern Corp.
7.875% due 02/15/2004	50	51
1.810% due 02/28/2005 (a)	500	502
Northern National Gas Co.
6.875% due 05/01/2005	8,250	8,862
Northwest Airlines, Inc.
8.970% due 01/02/2015 (a)	1,380	837
Petroleos Mexicanos
8.850% due 09/15/2007	1,800	2,112
9.375% due 12/02/2008	51,650	61,980
9.250% due 03/30/2018	2,000	2,355
9.500% due 09/15/2027	$31,000	$37,665
Philip Morris Cos., Inc.
8.250% due 10/15/2003	1,000	1,001
6.800% due 12/01/2003	76,050	76,421
7.000% due 07/15/2005	15,125	15,846
6.950% due 06/01/2006	9,540	10,057
7.200% due 02/01/2007	37,000	39,707
Qwest Corp.
5.650% due 11/01/2004	6,610	6,676
7.200% due 11/01/2004	8,550	8,828
5.625% due 11/15/2008	5,000	4,900
8.875% due 03/15/2012	110,025	122,678
7.500% due 06/15/2023	25,250	23,735
7.250% due 09/15/2025	17,100	15,647
7.200% due 11/10/2026	2,150	1,946
8.875% due 06/01/2031	10,223	10,734
6.875% due 09/15/2033	23,280	20,603
7.250% due 10/15/2035	5,000	4,475
Safeway, Inc.
6.850% due 09/15/2004	250	262
Scotia Pacific Co.
7.710% due 01/20/2014	230	130
Sonat, Inc.
6.750% due 10/01/2007	2,000	1,720
7.625% due 07/15/2011	25,120	20,850
Southern National Gas Co.
7.350% due 02/15/2031	200	185
SR Wind Ltd.
6.386% due 05/18/2005 (a)	12,000	12,057
6.886% due 05/18/2005 (a)	13,000	13,181
Systems 2001 Asset Trust
7.156% due 12/15/2011	28,201	31,167
TCI Communications, Inc.
8.650% due 09/15/2004	625	661
Tenet Healthcare Corp.
6.375% due 12/01/2011	40	39
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	13,400	11,692
Texas Eastern Transmission Corp.
7.300% due 12/01/2010	250	290
Time Warner Entertainment Co.
10.150% due 05/01/2012	250	338
9.150% due 02/01/2023	475	603
Time Warner, Inc.
7.975% due 08/15/2004	18,032	18,939
9.125% due 01/15/2013	27,765	35,352
6.875% due 06/15/2018	140	156
Turner Broadcasting System, Inc.
7.400% due 02/01/2004	3,095	3,153
Tyco International Group S.A.
5.875% due 11/01/2004	23,675	24,385
UAL Equipment Trust
11.080% due 05/27/2006 (b)(n)	10,249	2,111
United Airlines, Inc.
1.360% due 03/02/2004 (a)	17,730	13,918
9.200% due 03/22/2008 (b)	3,380	1,029
6.201% due 09/01/2008	6,000	4,855
7.730% due 07/01/2010	5,000	3,906
7.186% due 04/01/2011 (b)	19,632	16,706
8.030% due 07/01/2011 (b)	465	71
6.932% due 09/01/2011 (a)	10,500	2,895
10.360% due 11/13/2012 (b)	7,000	2,783
6.071% due 03/01/2013	4,493	3,626
10.020% due 03/22/2014 (b)	11,925	3,550
10.850% due 07/05/2014 (b)	34,111	9,636
10.850% due 02/19/2015 (b)	3,000	848
10.125% due 03/22/2015 (b)	14,300	3,983
9.060% due 06/17/2015 (b)	6,000	2,364
9.210% due 01/21/2017 (b)	15,900	6,465
US Airways, Inc.
6.850% due 01/30/2018	132	123
Walt Disney Co.
5.125% due 12/15/2003	500	504

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	41

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

4.875% due 07/02/2004	$10,000	$10,243
Waste Management, Inc.
6.375% due 12/01/2003	11,900	11,983
8.000% due 04/30/2004	5,525	5,708
6.500% due 05/15/2004	94,000	96,722
Williams Cos., Inc.
6.500% due 08/01/2006	400	403
7.125% due 09/01/2011	5,000	4,963
8.125% due 03/15/2012	600	627
7.625% due 07/15/2019	32,170	30,079
7.875% due 09/01/2021	65,095	61,840
7.500% due 01/15/2031	15,000	13,425
7.750% due 06/15/2031	21,150	19,247
8.750% due 03/15/2032	137,430	136,399

		2,060,418

Utilities 3.1%
AEP Texas Central Co.
2.380% due 02/15/2005 (a)	48,200	48,249
Alabama Power Co.
5.350% due 11/15/2003	1,600	1,608
AT&T Corp.
6.000% due 03/15/2009	194	209
7.800% due 11/15/2011	84,300	97,616
8.500% due 11/15/2031	255,295	303,318
Bell Atlantic Maryland, Inc.
8.000% due 10/15/2029	1,125	1,391
British Telecom PLC
2.435% due 12/15/2003 (a)	225,960	226,447
7.000% due 05/23/2007	25,000	28,188
Carolina Power & Light, Inc.
7.875% due 04/15/2004	6,000	6,206
Centerior Energy Corp.
7.670% due 07/01/2004	2,500	2,603
Cleveland Electric Illuminating Co.
9.500% due 05/15/2005	35,000	35,219
DTE Energy Co.
7.110% due 11/15/2038 (a)	94,750	95,060
Dynegy Holdings, Inc.
8.750% due 02/15/2012	98,850	90,942
Edison International, Inc.
6.875% due 09/15/2004	350	358
El Paso Electric Co.
9.400% due 05/01/2011	7,455	8,797
El Paso Natural Gas Co.
8.375% due 06/15/2032	21,570	19,467
Entergy Gulf States, Inc.
8.250% due 04/01/2004	3,000	3,097
France Telecom S.A.
8.450% due 03/01/2006 (a)	34,060	38,561
9.250% due 03/01/2011	57,760	70,674
9.750% due 03/01/2031	175,270	234,818
Hydro - Quebec
1.312% due 09/29/2049 (a)	5,600	4,900
Korea Electric Power Corp.
6.375% due 12/01/2003	220	222
Nevada Power Co.
6.200% due 04/15/2004 (a)	15,000	15,000
New York Telephone Co.
6.250% due 02/15/2004	150	153
Niagara Mohawk Power Corp.
5.375% due 10/01/2004	175	181
NRG Energy, Inc.
8.000% due 11/01/2003 (b)	6,000	2,940
NRG Northeast Generating LLC
8.065% due 12/15/2004 (b)	198	197
Orange PLC
8.750% due 06/01/2006	360	418
Pacific Bell
7.000% due 07/15/2004	50	52
Pacific Gas & Electric Co.
5.875% due 10/01/2005	100	101
7.250% due 08/01/2026	10,000	10,425
7.958% due 10/31/2049 (a)	33,700	34,121
Progress Energy, Inc.
6.550% due 03/01/2004	$12,400	$12,651
Sprint Capital Corp.
5.700% due 11/15/2003	41,030	41,167
7.900% due 03/15/2005	24,000	25,933
7.125% due 01/30/2006	5,140	5,648
6.000% due 01/15/2007	141,170	152,055
6.125% due 11/15/2008	17,610	19,036
6.375% due 05/01/2009	5,000	5,444
7.625% due 01/30/2011	84,308	95,198
8.375% due 03/15/2012	117,498	138,858
6.900% due 05/01/2019	51,460	52,909
6.875% due 11/15/2028	83,275	81,495
8.750% due 03/15/2032	145,535	173,537
Telekomunikacja Polska S.A.
7.125% due 12/10/2003	13,000	13,050
Toledo Edison Co.
7.875% due 08/01/2004	500	525
TXU Corp.
8.250% due 04/01/2004	2,000	2,064
7.000% due 03/15/2013	16,600	18,083
TXU Eastern Funding Co.
6.450% due 05/15/2005 (b)	15,270	1,871
U.S. West Communications, Inc.
6.000% due 08/01/2007	2,070	2,044
United Telecom, Inc.
6.890% due 07/01/2008 (c)	700	768
United Telephone Company of the Northwest
6.890% due 07/01/2008 (c)(n)	2,760	3,013
Verizon North, Inc.
5.634% due 01/01/2021	3,000	2,876
5.604% due 01/01/2022	3,000	3,000
Wilmington Trust Co.
10.500% due 01/02/2007 (c)(n)	5,307	2,566
10.570% due 01/02/2007 (c)(n)	11,640	5,685
10.500% due 07/01/2008 (c)	322	363
Wilmington Trust Co. - Tucson Electric
10.370% due 01/02/2007 (c)(n)	6,458	3,062
WorldCom, Inc. - WorldCom Group
7.875% due 05/15/2003 (b)	3,700	1,230
6.250% due 08/15/2003 (b)	7,500	2,494
6.400% due 08/15/2005 (b)	12,100	4,023
7.375% due 01/15/2006 (b)	46,800	15,561
7.750% due 04/01/2007 (b)	2,000	665
8.250% due 05/15/2010 (b)	11,500	3,824
7.375% due 01/15/2011 (b)	21,150	7,032

		2,279,268

Total Corporate Bonds & Notes (Cost $8,417,028)		8,634,105

MUNICIPAL BONDS & NOTES 1.7%
Alabama 0.1%
Alabama State General Obligation Bonds, Series 2001
7.960% due 09/01/2021	13,228	13,788
Birmingham, Alabama General Obligation Bonds, (AMBAC Insured), Series 2002
5.000% due 12/01/2027	15,000	15,331
5.000% due 12/01/2032	10,000	10,198

		39,317

California 0.4%
California Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 10/01/2033	14,200	14,339
California State Department of Water Resources Center Valley Project Revenue Bonds, Series 2000
8.990% due 12/01/2029 (a)	2,500	2,529
California State Revenue Anticipation Notes, Series 2003
2.000% due 06/16/2004	22,500	22,581
California State Tobacco Securitization Corp. Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	$179,010	$155,347
Contra Costa Water District Revenue Bonds, (FSA Insured), Series 2002
5.000% due 10/01/2032	4,235	4,275
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.000% due 06/01/2021	4,100	4,029
6.750% due 06/01/2039	8,050	7,211
7.875% due 06/01/2042	5,000	5,058
La Quinta, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2001
5.100% due 09/01/2031	7,645	7,788
Los Angeles, California Unified School District General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2028	7,300	7,406
Madera Unified School District General Obligation Bonds, (FSA Insured), Series 2003
5.000% due 08/01/2028	2,260	2,287
Metropolitan Water District of Southern California Revenue Bonds, (FGIC Insured), Series 2003
5.000% due 10/01/2036	5,500	5,552
Orange County, California Water District Certificates of Participation, (MBIA Insured), Series 2003
5.000% due 08/15/2028	10,000	10,132
Sacramento, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 12/01/2027	2,950	2,992
San Francisco, California City & County Public Utilities Commission Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 11/01/2032	11,600	11,709
University of California Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 05/15/2033	5,000	5,049

		268,284

Colorado 0.0%
Colorado Springs, Colorado Utilities Revenue Bonds, Series 2002
5.000% due 11/15/2030	10,000	10,138
El Paso County Certificates of Participation, (AMBAC Insured), Series 2002
5.000% due 12/01/2023	2,000	2,074
5.000% due 12/01/2027	2,820	2,893

		15,105

Florida 0.1%
Florida State Board of Education General Obligation Bonds, Series 2003
5.000% due 06/01/2033	9,000	9,133
Florida State Board of Education General Obligation Bonds, (FSA Insured), Series 2002
5.000% due 06/01/2027	6,450	6,568
Florida State Board of Education General Obligation Bonds, Series 2003-B
5.000% due 06/01/2033 (d)	10,000	10,148

42	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Miami-Dade County School Board Certificates of Participation, (FGIC Insured), Series 2003
5.000% due 08/01/2029	$30,525	$30,973
Tampa, Florida Water & Sewer System Revenue Bonds, Series 2001
5.000% due 10/01/2026	5,000	5,087

		61,909

Illinois 0.2%
Chicago, Illinois Board of Education General Obligation Bonds, (FGIC Insured), Series 1999
0.000% due 12/01/2028	21,000	5,482
Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2003
5.000% due 01/01/2027	1,000	1,018
5.000% due 01/01/2034	18,375	18,632
Chicago, Illinois Housing Authority Revenue Bonds, Series 2001
5.375% due 07/01/2016	700	757
Chicago, Illinois Motor Fuel Tax Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 01/01/2033	13,000	13,189
5.250% due 01/01/2028	3,000	3,135
Illinois Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 02/01/2033	20,775	21,067
Illinois Educational Facilities Authority Revenue Bonds, Series 2001
5.250% due 07/01/2041	5,000	5,091
Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	2,300	2,310
Illinois State General Obligation Bonds, (MBIA Insured), Series 2002
4.750% due 10/01/2027	25,795	25,253
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	29,075	27,059
Metropolitan Pier & Exposition Authority Ill Dedicated State Tax Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 12/15/2028	5,000	5,084
Metropolitan Pier & Exposition Authority Revenue Bonds, (MBIA Insured), Series 2002
5.250% due 06/15/2042	9,000	9,282
State of Illinois General Obligation Bonds, (FGIC Insured), Series 2002
5.125% due 02/01/2020	1,000	1,058
State of Illinois General Obligation Bonds, (FSA Insured), Series 2002
5.100% due 04/01/2017	1,300	1,399
University of Illinois Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 04/01/2030	5,000	5,069

		144,885

Indiana 0.0%
Indianapolis, Indiana Local Public Improvement Tax
Allocation Bonds, (MBIA Insured), Series 2002
5.000% due 02/01/2029	5,000	5,097
IPS Multi-School Building Corp. Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 07/15/2027	$13,250	$13,537
Purdue University, Indiana Revenue Bonds, Series 2003 5.000% due 07/01/2029	3,500	3,532
Valparaiso Middle Schools Building Corp. Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 07/15/2024	3,500	3,586

		25,752

Iowa 0.0%
University of Iowa Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2002
4.750% due 06/01/2028	5,120	5,090

Kansas 0.0%
Johnson County Unified School District General Obligation Bonds, Series 2001
5.000% due 10/01/2010	5,000	5,654

Massachusetts 0.2%
Commonwealth of Massachusetts General Obligation Bonds (FSA Insured), Series 2002
5.500% due 11/01/2011	29,310	33,849
Massachusetts State Water Reserve Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 08/01/2032	63,000	63,578
Southbridge Associations Corp. Massachusetts Revenue Bonds, (MBIA-Insured), Series 2000
7.590% due 02/01/2022	31,105	37,098

		134,525

Michigan 0.1%
Allen Park, Michigan Public School District General Obligation Bonds, (Q-SBLF Insured), Series 2003
5.000% due 05/01/2033	8,430	8,513
Detroit City School District General Obligation Bonds, (FGID Q-SBLF Insured), Series 2003
5.000% due 05/01/2033	15,000	15,159
Detroit, Michigan School District General Obligation Bonds, (FGIC Insured), Series 1998
4.750% due 05/01/2028	6,500	6,389
Detroit, Michigan Water Supply System Revenue Bonds, (MBIA Insured), Series 2003-A
5.000% due 07/01/2034	5,750	5,785
Grosse Pointe, Michigan Public School System General Obligation Bonds, Series 2002
4.875% due 05/01/2027	10,910	10,974
Michigan State Building Authority Revenue Bonds, (FSAInsured), Series 2002
5.000% due 10/15/2026	8,500	8,630
West Ottawa, Michigan Public School District General Obligation Bonds, (Q-SBLF Insured), Series 2002
5.000% due 05/01/2032	6,775	6,883

		62,333

Minnesota 0.0%
State of Minnesota General Obligation Bonds, Series 2003
5.000% due 08/01/2010	100	113

Montana 0.0%
Forsyth, Montana Pollution Control Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 03/01/2031	7,500	7,591

Nebraska 0.0%
Nebraska American Public Energy Agency Revenue Bonds, (AMBAC Insured), Series 2000
7.780% due 12/01/2012	$2,374	$2,881
Nebraska Public Power District Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 01/01/2035	11,500	11,623

		14,504

Nevada 0.0%
Clark County, Nevada General Obligation Bonds, (FGIC Insured), Series 2001
5.000% due 06/01/2031	13,480	13,599
Las Vegas Valley Water District Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 06/01/2027	100	101

		13,700

New Jersey 0.2%
Mercer County, New Jersey Improvement Authority Revenue Bonds, Series 1978
5.800% due 01/01/2018	50	57
Mercer County, New Jersey Improvement Authority Revenue Bonds, Series 2000
10.640% due 01/01/2018 (a)	2,875	3,734
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2003
5.000% due 06/15/2010	9,500	10,627
New Jersey Tobacco Settlement Funding Corp. Revenue Bonds, Series 2003
6.375% due 06/01/2032	111,800	100,662
Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2042	5,000	4,083
Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	12,500	11,505

		130,668

New Mexico 0.0%
University of New Mexico Revenue Bonds, Series 2002
5.000% due 06/01/2032	5,000	5,024

New York 0.1%
Long Island College Hospital Revenue Bonds, (FHA Insured), Series 2000
8.900% due 08/15/2030	27,700	32,043
Metropolitan Transportation Authority Revenue Bonds, (FGIC Insured), Series 2001
5.000% due 11/15/2031	2,600	2,627
New York City, New York Municipal Water Finance Authority Revenue Bonds, (FGIC Insured), Series 2003-E
5.000% due 06/15/2034	20,420	20,575
New York City, New York Municipal Water Finance Authority Revenue Bonds, (FSA-CR Insured), Series 2002
5.125% due 06/15/2034	3,500	3,570
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2002
5.000% due 06/15/2029	5,800	5,853
New York City, New York Transitional Financial Authority Revenue Bonds, Series 2000
10.020% due 11/01/2024 (a)	500	585

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	43

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

New York State Dormitory Authority Revenue Bonds, Series 2003
5.000% due 03/15/2027	$50	$50
5.000% due 03/15/2032	5,955	5,995
New York State Triborough Bridge and Tunnels Authority Revenue Bonds, Series 2002
5.000% due 11/15/2032	19,315	19,469
New York State Urban Development Corp. Revenue Bonds, (FSA Insured), Series 1994
6.500% due 01/01/2010	100	121
New York, New York General Obligation Bonds, (FGIC Insured), Series 1998
5.250% due 08/01/2010	4,000	4,490

		95,378

North Carolina 0.0%
Durham County, North Carolina General Obligation Revenue Bonds, Series 2002
8.710% due 04/01/2021 (a)	2,733	3,071

Ohio 0.0%
Ohio State Higher Education Facilities Revenue Bonds, Series 2003
5.000% due 10/01/2033	6,250	6,304

Pennsylvania 0.0%
Lower Merion, Pennsylvania School District General Obligation Bonds, Series 2003
5.000% due 05/15/2029	11,975	12,213

South Carolina 0.0%
South Carolina State Public Services Authority Revenue Bonds, (AMBAC Insured), Series 2003
4.750% due 01/01/2032	12,315	12,107
South Carolina State Public Services Authority Revenue Bonds, (FSA Insured), Series 2002
5.125% due 01/01/2032	17,000	17,360

		29,467

Texas 0.2%
Austin, Texas Water & Wastewater Utilities Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 11/15/2028	3,875	3,913
County of Montgomery, Texas General Obligation Bonds, (AMBAC Insured), Series 2003
5.000% due 03/01/2026	16,000	16,215
Dallas Area Rapid Transit Revenue Bonds, (AMBAC Insured), Series 2001
5.000% due 12/01/2026	2,540	2,565
Houston, Texas Water & Sewer System Revenue Bonds, (FSA Insured), Series 2002
5.000% due 12/01/2030	5,000	5,036
Killeen, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
4.750% due 02/15/2028	12,000	11,846
Mesquite, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.000% due 08/15/2028	1,800	1,820
Northwest, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2002
5.000% due 08/15/2028	100	101
Pflugerville, Texas General Obligation Bonds, (AMBAC Insured), Series 2003
5.000% due 08/01/2027	$2,915	$2,953
5.000% due 08/01/2033	5,000	5,046
San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	5,000	5,031
University of Texas Revenue Bonds, Series 2003
5.000% due 08/15/2028	20,300	20,583
5.000% due 08/15/2033	45,100	45,342
Wylie, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2003
5.000% due 08/15/2030	5,575	5,643

		126,094

Utah 0.0%
Utah Transit Authority Revenue Bonds, (FSA Insured), Series 2002
5.000% due 06/15/2032	4,000	4,041

Washington 0.1%
Seattle, Washington Water System Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2033	12,660	12,748
Tacoma, Washington Water Supply System Revenue Bonds, (MBIA Insured), Series 2002
5.000% due 12/01/2032	7,550	7,599
Tobacco Settlement Authority of Washington Revenue Bonds, Series 2002
6.625% due 06/01/2032	100	88
Washington Energy Northwest Revenue Bonds, Series 2003
5.500% due 07/01/2015	29,800	33,835
Washington State General Obligation Bonds, (MBIA Insured), Series 2002
5.000% due 07/01/2027	10,000	10,117

		64,387

Wisconsin 0.0%
Wisconsin State Clean Water Revenue Bonds, Series 2002
9.170% due 06/01/2023 (a)	7,993	9,036

Total Municipal Bonds & Notes (Cost $1,297,011)		1,284,445

U.S. GOVERNMENT AGENCIES 0.6%
Fannie Mae
1.875% due 12/15/2004	720	725
2.375% due 04/13/2006	50	50
5.000% due 01/20/2007	150	152
5.250% due 03/22/2007	74,873	76,352
6.500% due 12/19/2007	1,000	1,013
6.250% due 02/17/2011	4,475	4,550
Federal Home Loan Bank
3.625% due 10/15/2004	230	236
3.250% due 08/15/2005	200	206
Freddie Mac
2.150% due 01/21/2005	55	55
4.050% due 06/21/2005	435	444
2.500% due 07/28/2005	35	35
9.000% due 09/15/2008	37	38
Small Business Administration
8.017% due 02/10/2010	76,127	86,398
7.449% due 08/01/2010	92,840	103,556
6.640% due 02/01/2011	18,782	20,389
6.344% due 08/10/2011	5,277	5,660
6.030% due 02/01/2012	$34,127	$36,074
4.524% due 02/10/2013	32,846	32,316
7.700% due 07/01/2016	452	510
6.950% due 11/01/2016	3,096	3,434
6.700% due 12/01/2016	11,290	12,449
7.150% due 03/01/2017	4,941	5,523
7.500% due 04/01/2017	3,468	3,907
7.190% due 12/01/2019	390	441
7.630% due 06/01/2020	17,912	20,543
6.900% due 12/01/2020	8,582	9,614
5.340% due 11/01/2021	14,731	15,520

Total U.S. Government Agencies (Cost $413,008)		440,190

U.S. TREASURY OBLIGATIONS 9.7%
Treasury Inflation Protected Securities (f)
3.375% due 01/15/2007	298,179	328,090
3.625% due 01/15/2008	217,529	244,142
3.875% due 01/15/2009	1,611,747	1,841,674
4.250% due 01/15/2010	612,074	718,613
3.500% due 01/15/2011	918,506	1,039,635
3.375% due 01/15/2012	321,722	362,138
3.000% due 07/15/2012	1,316,111	1,441,965
1.875% due 07/15/2013	280,250	278,849
3.625% due 04/15/2028	87,876	105,919
3.875% due 04/15/2029	641,489	808,177
3.375% due 04/15/2032	321	385
U.S. Treasury Strip
0.000% due 11/15/2003	75	75
U.S. Treasury Notes
3.250% due 12/31/2003	100	101
5.875% due 02/15/2004	300	305
5.250% due 05/15/2004	270	277

Total U.S. Treasury Obligations (Cost $6,987,114)		7,170,345

MORTGAGE-BACKED SECURITIES 40.7%
Collateralized Mortgage Obligations 10.7%
ABN AMRO Mortgage Corp.
6.500% due 06/25/2029 (a)	4,117	4,166
American Southwest Financial Securities Corp.
7.248% due 11/25/2038 (a)	45,608	49,715
Amresco Commercial Mortgage Funding I
7.180% due 06/17/2029	240	250
Aurora Loan Services
1.810% due 05/25/2030 (a)	2,920	2,899
Bank of America Mortgage Securities, Inc.
6.250% due 07/25/2014	6,522	6,523
6.250% due 08/25/2028	12,084	12,259
6.500% due 05/25/2029 (a)	19,417	19,412
6.178% due 07/25/2031 (a)	117	117
6.346% due 07/25/2032 (a)	31,326	32,068
5.796% due 10/20/2032 (a)	708	724
Bear Stearns Adjustable Rate Mortgage Trust
4.238% due 11/25/2030 (a)	45,585	46,248
6.747% due 02/25/2031 (a)	1,936	1,968
6.859% due 02/25/2031 (a)	1,923	1,951
6.745% due 06/25/2031 (a)	7,920	8,115
6.688% due 09/25/2031 (a)	21	21
6.611% due 11/25/2031 (a)	4,230	4,261
6.755% due 11/25/2031 (a)	3,236	3,252
6.003% due 12/25/2031 (a)	13,426	13,398
6.067% due 12/25/2031 (a)	23,383	23,450
6.129% due 12/25/2031 (a)	36,992	37,101
6.156% due 12/25/2031 (a)(n)	121	121
6.141% due 01/25/2032 (a)	51,238	51,153
6.317% due 02/25/2032 (a)	11,716	11,751
6.023% due 06/25/2032 (a)	107	109
6.137% due 08/25/2032 (a)	14,061	14,332
5.372% due 10/25/2032 (a)	36,153	37,282

44	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

5.681% due 01/25/2033 (a)	$60,635	$60,974
5.415% due 03/25/2033 (a)	54,204	55,898
5.468% due 03/25/2033 (a)	75,250	76,796
Bear Stearns Commercial Mortgage Securities, Inc.
5.910% due 05/14/2008	94	102
5.060% due 12/15/2010	31,067	33,018
7.000% due 02/25/2028 (a)	516	516
6.750% due 04/30/2030	49	48
7.000% due 05/20/2030 (a)	50,230	57,393
Bear Stearns Mortgage Securities, Inc.
4.751% due 06/25/2030 (a)	2,334	2,257
Capco America Securitization Corp.
5.860% due 12/15/2007	30	32
Cendant Mortgage Corp.
6.417% due 11/18/2028 (a)	4,361	4,390
1.760% due 08/25/2030 (a)	198	199
Chase Commercial Mortgage Securities Corp.
7.600% due 12/18/2005	29	29
Chase Mortgage Finance Corp.
6.750% due 03/25/2025 (a)	7,946	7,944
6.750% due 10/25/2028	15,172	15,169
6.500% due 02/25/2029	12,432	12,572
6.068% due 12/25/2029 (a)	2,695	2,714
6.221% due 12/25/2029 (a)	25,459	25,770
Chemical Mortgage Securities, Inc.
7.250% due 01/25/2026	222	222
Citicorp Mortgage Securities, Inc.
6.250% due 04/25/2024	9,080	9,150
6.250% due 08/25/2024	75	76
7.250% due 10/25/2027	1,342	1,341
6.750% due 09/25/2028	3,496	3,527
6.500% due 10/25/2028	11,093	11,153
7.000% due 09/25/2030	1,263	1,262
7.000% due 02/25/2031	2,998	2,998
6.500% due 03/25/2031	2,795	2,802
7.000% due 03/25/2031	8,520	8,628
6.000% due 06/25/2032	4,801	4,848
CMC Securities Corp.
7.250% due 11/25/2027	411	410
6.750% due 05/25/2028	684	687
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	2,178	2,181
Collateralized Mortgage Securities Corp.
8.750% due 04/20/2019	134	135
8.800% due 04/20/2019	106	107
COMM Mortgage Trust
6.145% due 02/15/2008	8,419	8,989
Commercial Mortgage Acceptance Corp.
7.030% due 05/15/2009	75	87
Commercial Mortgage Asset Trust
6.975% due 04/17/2013	145	170
Countrywide Alternative Loan Trust
6.000% due 10/25/2032	44,805	46,513
Countrywide Funding Corp.
6.625% due 02/25/2024	110	110
6.750% due 03/25/2024	9,551	9,572
Countrywide Home Loans, Inc.
6.250% due 08/25/2014 (a)	2,597	2,626
6.750% due 11/25/2028	1,874	1,873
6.500% due 01/25/2029	16,573	16,637
6.500% due 03/25/2029 (a)	14,039	14,036
6.015% due 07/19/2031 (a)	1,157	1,174
6.025% due 03/19/2032	6,771	6,971
5.345% due 09/19/2032 (a)	4,406	4,512
Credit-Based Asset Servicing & Securitization LLC
1.490% due 10/25/2028 (a)	3,824	3,832
1.520% due 09/25/2029 (a)	379	379
1.430% due 02/25/2030 (a)	14,400	14,355
1.450% due 01/25/2032 (a)	25,371	25,404
Crusade Global Trust
1.620% due 02/15/2030 (a)	25,730	25,768
CS First Boston Mortgage Securities Corp.
6.750% due 01/15/2008	$3,575	$3,575
7.290% due 09/15/2009	335	391
6.000% due 02/25/2017	5,964	6,092
6.000% due 06/25/2017	4,166	4,234
6.750% due 12/27/2028	15,514	16,115
7.500% due 03/25/2031	9,907	10,094
1.710% due 06/25/2031 (a)	9,274	9,314
1.660% due 11/25/2031 (a)	736	738
6.168% due 12/25/2031	16,946	17,258
1.510% due 02/25/2032 (a)	6,732	6,814
1.117% due 03/25/2032 (a)	7,230	7,039
1.271% due 03/25/2032 (a)	1,194	1,186
6.248% due 04/25/2032 (a)	27,607	28,427
1.500% due 05/25/2032 (a)	52,079	52,124
6.000% due 07/25/2032	2,336	2,348
5.500% due 09/25/2032	7,423	7,491
7.500% due 12/25/2032	124	132
6.000% due 01/25/2033	15,010	15,116
DLJ Commercial Mortgage Corp.
7.300% due 06/10/2032	515	603
DLJ Mortgage Acceptance Corp.
7.580% due 02/12/2006 (a)	713	719
3.843% due 08/01/2021 (a)(c)(n)	2,263	2,261
8.000% due 03/25/2022	51	51
4.157% due 12/25/2022 (a)	388	388
6.405% due 03/25/2023 (a)	59	59
5.269% due 03/25/2024 (a)	53	53
4.360% due 05/25/2024 (a)	29	29
6.648% due 10/25/2024 (a)	151	152
1.610% due 06/25/2026 (a)	422	424
6.850% due 12/17/2027	34	34
Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017	190	192
Fannie Mae
7.000% due 05/25/2006	66	69
6.500% due 08/25/2007	598	602
6.740% due 08/25/2007	425	479
6.270% due 09/25/2007	3,000	3,327
7.000% due 10/25/2007	81	84
6.500% due 12/25/2007	1,870	1,898
6.250% due 01/25/2008	46,880	51,471
6.500% due 05/25/2008	219	228
15.112% due 09/25/2008 (a)	1,100	1,262
4.000% due 02/25/2009	28	28
6.000% due 02/25/2009	942	1,000
6.500% due 02/25/2009	13	14
6.500% due 03/25/2009	44	47
3.000% due 08/25/2009	65,266	66,332
5.000% due 01/25/2012	78	79
6.370% due 02/25/2013	28,500	31,940
6.500% due 04/25/2013	75	78
5.500% due 11/25/2013	175	177
8.000% due 12/25/2016 (a)	62	68
1.600% due 03/25/2017	1,634	1,645
11.000% due 11/25/2017	490	577
9.250% due 04/25/2018	60	68
9.300% due 05/25/2018	243	266
1.612% due 06/25/2018 (a)	1	1
9.500% due 06/25/2018	185	210
9.500% due 02/25/2019	537	609
9.500% due 06/25/2019	513	583
9.300% due 08/25/2019 (a)	22	25
9.000% due 11/25/2019	462	520
7.500% due 12/25/2019	6,638	7,284
9.000% due 12/25/2019	1,876	2,112
7.000% due 03/25/2020	364	394
9.500% due 03/25/2020	661	751
7.500% due 05/25/2020	771	844
9.000% due 05/25/2020	257	279
6.000% due 07/25/2020	32	32
9.000% due 09/25/2020	961	1,083
8.000% due 12/25/2020	$1,934	$1,942
8.750% due 01/25/2021	962	1,079
9.000% due 01/25/2021	1,703	1,917
9.000% due 03/25/2021	167	189
6.500% due 06/25/2021	2,122	2,239
8.000% due 07/25/2021	4,037	4,457
8.500% due 09/25/2021	1,408	1,571
7.000% due 10/25/2021	2,889	3,129
7.750% due 01/25/2022	6,913	7,605
6.250% due 03/25/2022	1,432	1,442
7.000% due 04/25/2022	11,258	11,883
7.375% due 05/25/2022	5,388	5,786
7.500% due 05/25/2022	837	894
7.000% due 06/25/2022	420	451
8.000% due 06/25/2022	3,400	3,774
7.000% due 07/25/2022	2,035	2,211
7.500% due 07/25/2022	400	437
8.000% due 07/25/2022	22,162	24,447
6.500% due 10/25/2022	3,042	3,140
7.800% due 10/25/2022	1,023	1,129
6.500% due 03/25/2023	530	539
7.000% due 03/25/2023	4,736	4,761
6.900% due 05/25/2023	194	204
7.000% due 06/25/2023	905	1,000
6.000% due 08/25/2023	15,533	16,371
7.400% due 09/25/2023	41	41
6.500% due 10/25/2023	10,404	10,601
6.750% due 10/25/2023	727	798
6.500% due 12/25/2023	187	195
5.000% due 01/25/2024	203	212
6.500% due 02/25/2024 (a)	5,150	5,654
6.000% due 06/25/2024	101	101
6.500% due 08/17/2024	17,000	18,562
4.750% due 01/25/2025	48	48
6.000% due 01/25/2025	61	61
1.450% due 02/25/2025 (a)	950	951
7.500% due 11/17/2025 (a)	289	305
6.500% due 05/25/2026	17	17
7.000% due 12/18/2026	16,308	17,421
6.000% due 12/25/2026	170	175
8.500% due 02/17/2027	1,283	1,392
6.000% due 03/25/2027	320	327
5.000% due 04/18/2027	271	277
6.000% due 05/17/2027	5,470	5,894
6.250% due 05/25/2027	1,808	1,810
7.000% due 06/18/2027	684	761
6.500% due 07/18/2027	209	219
7.500% due 08/20/2027	2,022	2,173
5.750% due 12/20/2027	7,235	7,493
7.000% due 12/20/2027	19,924	21,219
6.000% due 02/25/2028	200	210
1.510% due 04/18/2028 (a)	874	877
6.500% due 06/25/2028	4,425	4,610
6.000% due 07/18/2028	10,298	10,718
6.500% due 07/18/2028	67,412	71,232
9.379% due 09/25/2028 (a)	4,538	5,041
6.500% due 10/25/2028	23,212	24,300
6.000% due 12/25/2028	66	67
6.000% due 01/25/2029	13,019	13,202
6.000% due 02/25/2029	11,827	11,961
6.250% due 02/25/2029	3,500	3,674
6.290% due 02/25/2029	500	542
4.900% due 03/25/2029	48,057	49,486
7.500% due 04/25/2029	630	691
6.000% due 07/25/2029	10,383	10,587
6.000% due 08/25/2029	3,302	3,346
6.000% due 04/25/2030	582	598
7.500% due 06/19/2030	150	164
8.500% due 06/25/2030	13,169	15,262
6.500% due 07/25/2030	250	265
1.535% due 08/25/2030 (a)	11,111	11,185
1.485% due 09/25/2030 (a)	535	542

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	45

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

1.560% due 10/18/2030 (a)	$7,765	$7,810
7.000% due 11/25/2030	15,843	17,099
6.000% due 05/25/2031	38,936	40,312
6.500% due 07/25/2031	14,242	15,463
7.500% due 07/25/2031	590	648
6.500% due 09/25/2031	13,661	14,348
6.500% due 10/03/2031	11,326	12,425
6.500% due 10/25/2031	61,769	64,395
6.000% due 11/25/2031	40,068	40,518
6.500% due 11/25/2031	22,870	24,984
6.000% due 12/25/2031	37,199	37,351
6.500% due 06/25/2032	17,240	18,045
6.000% due 09/25/2032	11,325	11,488
6.500% due 01/01/2033	133,796	142,284
5.500% due 04/25/2033	15,990	14,662
6.390% due 05/25/2036	36,936	37,151
7.416% due 01/17/2037	16,532	18,021
6.500% due 06/17/2038	5,000	5,436
6.300% due 10/17/2038 (a)	19,353	20,568
6.500% due 10/25/2042	146,020	155,283
Federal Home Loan Bank
5.500% due 03/15/2015	21,511	21,941
Federal Housing Administration
8.450% due 07/01/2012 (n)	483	530
6.997% due 09/01/2019	1,917	1,910
7.430% due 01/01/2020 (n)	2,265	2,262
7.430% due 08/01/2020	393	392
7.430% due 12/01/2023	2,476	2,490
7.675% due 09/01/2030 (n)	5,776	6,472
7.125% due 12/01/2035 (n)	6,572	6,775
FFCA Secured Lending Corp.
7.850% due 10/18/2017	29,600	32,231
7.130% due 05/18/2026	9,318	9,061
7.270% due 09/18/2027	273	274
First Chicago Lennar Trust
8.111% due 05/25/2008 (a)(n)	275	260
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030	45	46
6.750% due 02/25/2031	11,760	11,758
6.250% due 01/25/2032	28,921	29,905
First Interstate Bancorp
8.875% due 01/01/2009 (c)(n)	69	70
9.125% due 01/01/2009 (a)(c)(n)	4	4
First Nationwide Trust
6.500% due 03/25/2029	4,400	4,683
8.000% due 10/25/2030	169	169
6.750% due 08/21/2031	58,400	60,567
8.500% due 08/25/2031	332	346
1.710% due 09/25/2031 (a)	888	892
First Republic Mortgage Loan Trust
1.440% due 06/25/2030 (a)	9,725	9,739
First Union Residential Securitization, Inc.
7.000% due 04/25/2025	159	160
Freddie Mac
6.750% due 10/15/2003 (a)	264	264
7.000% due 10/15/2003	38	38
10.150% due 04/15/2006	1	1
7.500% due 02/15/2007	187	191
7.500% due 04/01/2007	3	3
7.750% due 04/01/2007	1	1
8.000% due 10/01/2007	11	12
6.250% due 10/15/2007	1,762	1,787
6.500% due 09/15/2008	86	89
6.000% due 11/15/2008 (a)	147	155
6.200% due 12/15/2008	4,434	4,679
8.500% due 03/01/2009	53	57
6.000% due 03/15/2009	238	251
7.000% due 06/01/2010	4	5
6.000% due 11/15/2014	1,100	1,126
6.500% due 12/15/2014	570	583
6.000% due 06/15/2015	1,043	1,051
10.100% due 09/01/2016	211	237
5.000% due 09/15/2016	$53,521	$55,820
5.000% due 11/15/2016	86,471	90,143
10.000% due 11/15/2019	31	31
9.000% due 09/15/2020	19	19
7.000% due 10/15/2020	116	116
8.900% due 11/15/2020	4,058	4,063
9.500% due 11/15/2020	889	891
6.000% due 12/15/2020	68	68
7.000% due 12/15/2020	55	56
8.750% due 12/15/2020	389	389
9.000% due 12/15/2020	822	827
9.500% due 01/15/2021	655	656
8.000% due 04/15/2021 (a)	25	25
8.500% due 06/15/2021 (a)	7,301	7,492
6.950% due 07/15/2021	131	131
9.000% due 07/15/2021	789	835
6.950% due 08/15/2021	40	40
9.500% due 08/15/2021	501	503
4.500% due 09/15/2021	89	89
6.500% due 09/15/2021	273	273
7.000% due 09/15/2021	36	37
8.000% due 12/15/2021	5,698	5,977
8.250% due 06/15/2022	1,172	1,246
6.650% due 07/15/2022	105	106
7.000% due 07/15/2022	3,403	3,598
8.500% due 10/15/2022	1,899	1,931
6.000% due 11/15/2022	209	212
6.250% due 11/15/2022	200	207
6.500% due 11/15/2022	100	103
7.000% due 12/15/2022	9,788	9,978
7.500% due 01/15/2023	13,391	14,304
6.500% due 02/15/2023	701	715
6.250% due 04/15/2023	388	401
7.500% due 05/01/2023	219	236
7.000% due 07/15/2023	2,353	2,553
7.500% due 07/15/2023 (a)	238	243
6.500% due 08/15/2023	187	202
3.840% due 10/25/2023 (a)	3,467	3,579
7.410% due 10/25/2023 (a)	693	757
6.500% due 11/15/2023	6,607	6,655
6.500% due 01/15/2024	35	38
5.000% due 02/15/2024	116	119
6.500% due 03/15/2024	387	393
7.499% due 03/15/2024	1,409	1,410
8.000% due 04/25/2024	167	179
8.500% due 08/01/2024	414	452
6.500% due 09/15/2024	14	14
8.000% due 09/15/2024	15,609	17,029
8.500% due 11/01/2024	171	186
6.000% due 11/15/2024	91	92
6.000% due 12/15/2024	138	139
5.750% due 01/15/2025	185	187
5.000% due 03/15/2025	25,075	25,265
5.750% due 06/15/2025	100	102
6.500% due 03/15/2026	14	14
6.000% due 08/15/2026	601	606
4.362% due 10/01/2026 (a)	1,041	1,077
6.000% due 11/15/2026	550	566
6.250% due 11/15/2026	490	497
6.000% due 02/15/2027	156	160
6.000% due 03/15/2027	8,307	8,383
6.500% due 03/15/2027	9,766	9,799
7.500% due 03/17/2027	10,044	10,716
3.515% due 05/01/2027 (a)	67	70
5.500% due 06/15/2027	150	156
6.500% due 06/15/2027	12,279	13,094
7.500% due 06/20/2027	31,500	33,796
6.000% due 07/15/2027	100	102
6.500% due 08/15/2027	19,185	20,640
6.500% due 09/15/2027	52,022	52,977
6.500% due 10/15/2027	20,005	21,433
6.000% due 11/15/2027	665	695
5.750% due 01/15/2028	$19	$19
6.000% due 01/15/2028	212	215
6.500% due 01/25/2028	8,691	9,251
6.250% due 03/15/2028	10,000	10,658
6.000% due 04/15/2028	71,006	71,702
6.500% due 04/15/2028	162,908	173,016
6.500% due 05/15/2028	55,454	57,985
5.950% due 06/15/2028	31,031	31,400
6.500% due 06/15/2028	74,080	79,586
6.500% due 06/20/2028	28,108	30,238
6.500% due 07/15/2028	114,666	121,350
6.100% due 08/15/2028	2	2
6.500% due 08/15/2028	446,567	474,797
7.000% due 11/15/2028	8,379	8,931
6.000% due 12/01/2028	813	843
6.000% due 12/15/2028	53,731	55,579
6.250% due 12/15/2028	2,006	2,118
6.500% due 12/15/2028	8,526	9,093
6.000% due 01/15/2029	49,994	51,403
6.500% due 01/15/2029	28,380	30,239
6.000% due 02/15/2029 (a)	4,611	4,800
6.500% due 03/15/2029 (a)	58,753	61,857
6.500% due 04/15/2029	15,561	16,538
8.000% due 09/15/2029	9,566	10,889
1.460% due 12/15/2029 (a)	228	230
7.500% due 01/15/2030	8,109	8,814
7.250% due 05/15/2030	1,033	1,068
6.500% due 06/15/2030	10,962	11,229
7.500% due 07/15/2030	758	804
7.000% due 08/15/2030	9,585	10,124
7.500% due 08/15/2030	27,097	29,302
1.610% due 09/15/2030 (a)	1,323	1,330
7.000% due 09/15/2030 (a)	34,109	36,174
7.000% due 10/15/2030	22,487	23,880
7.500% due 10/15/2030	33,803	36,116
1.560% due 11/15/2030 (a)	230	232
6.500% due 04/15/2031	12,274	12,894
5.500% due 05/15/2031	880	897
6.000% due 06/15/2031	10,012	10,150
5.500% due 07/15/2031	12,787	13,054
6.500% due 08/15/2031	18,341	20,007
6.000% due 12/15/2031	10,769	11,380
6.500% due 02/15/2032	19,269	21,046
6.500% due 06/15/2032	18,336	19,797
3.500% due 07/15/2032	207	209
6.500% due 07/15/2032	10,728	11,628
4.076% due 08/15/2032 (a)	15,569	16,208
6.000% due 08/15/2032	23,516	23,755
6.000% due 09/15/2032	6,761	6,875
Fund America Investors Corp.
4.075% due 06/25/2023 (a)	1,001	989
GE Capital Mortgage Services, Inc.
6.500% due 05/25/2029	5,764	5,762
General Electric Capital Mortgage Services, Inc.
6.000% due 02/25/2024	6,081	6,159
6.350% due 05/25/2029	1,434	1,434
6.750% due 05/25/2029	8,892	8,890
6.500% due 07/25/2029 (a)	71,874	72,185
7.000% due 09/25/2029	7,227	7,225
GMAC Commercial Mortgage Securities, Inc.
7.860% due 11/15/2006	250	269
6.150% due 11/15/2007	115	122
6.974% due 05/15/2008	20,718	22,913
8.950% due 08/20/2017	213	237
6.570% due 09/15/2033	27,297	29,746
Goldman Sachs Mortgage Corp.
6.000% due 12/31/2007 (c)(n)	5,631	6,094
Government Lease Trust
6.390% due 05/18/2007	10,000	10,982
4.000% due 05/18/2011	35,750	34,363
6.480% due 05/18/2011	14,000	15,782

46	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

Government National Mortgage Association
8.000% due 06/20/2025	$57	$62
7.000% due 10/20/2025 (a)	7,000	7,175
1.660% due 12/16/2025 (a)	611	615
6.750% due 05/16/2026	237	247
7.500% due 07/16/2027	22,655	24,329
6.500% due 04/20/2028	14,054	15,176
6.500% due 06/20/2028	44,048	46,761
6.750% due 06/20/2028	26,752	28,684
7.250% due 07/16/2028	30	32
6.500% due 07/20/2028	74,982	80,091
6.500% due 09/20/2028	48,973	52,304
4.500% due 11/16/2028	18,670	18,015
4.500% due 12/20/2028	12,272	11,864
6.500% due 01/20/2029 (a)	33,468	35,524
7.000% due 02/16/2029	6,815	7,423
6.500% due 03/20/2029 (a)	16,259	17,431
6.000% due 05/20/2029	12,832	13,722
7.500% due 11/20/2029	2,762	3,024
7.000% due 01/16/2030	7,868	8,497
1.610% due 02/16/2030 (a)	13,786	13,884
1.710% due 02/16/2030 (a)	12,162	12,273
1.760% due 02/16/2030 (a)	6,384	6,448
7.500% due 02/20/2030	25,861	28,091
1.510% due 06/20/2030 (a)	1,442	1,448
7.500% due 08/20/2030	13,269	14,024
1.610% due 09/20/2030 (a)	1,881	1,891
7.500% due 09/20/2030	6,180	6,678
1.560% due 10/16/2030 (a)	7,152	7,192
7.000% due 10/16/2030	30,508	32,045
6.500% due 03/20/2031	6,980	7,481
6.000% due 06/16/2032	19,206	20,655
6.000% due 07/20/2032	9,168	9,409
6.750% due 10/16/2040	28,658	30,873
GS Mortgage Securities Corp.
6.526% due 08/15/2011 (a)	15,700	17,424
6.624% due 05/03/2018 (a)	55,900	63,159
6.044% due 08/15/2018 (a)(n)	20,511	22,250
GSR Mortgage Loan Trust
5.575% due 10/25/2031 (a)	4,210	4,214
6.000% due 03/25/2032	2,692	2,760
G-Wing Ltd.
3.770% due 05/06/2004 (a)	32,892	32,645
Harborview Mortgage Loan Trust
7.470% due 08/19/2030	4,194	4,200
Headlands Mortgage Securities, Inc.
7.155% due 12/25/2012 (a)	31	31
Home Savings of America
8.464% due 08/01/2006 (a)(n)	6	6
4.014% due 05/25/2027 (a)	929	926
Impac CMB Trust
1.455% due 12/15/2030 (a)	15,664	15,707
1.390% due 11/25/2031 (a)	12,199	12,219
Impac Secured Assets CMN Owner Trust
6.500% due 04/25/2032	20,874	21,581
Imperial Savings Association
8.208% due 01/25/2017 (a)	20	20
8.847% due 07/25/2017 (a)	55	55
Independent National Mortgage Corp.
2.710% due 07/25/2025 (a)	284	284
Indymac Adjustable Rate Mortgage Trust
6.681% due 08/25/2031 (a)	3,740	3,842
6.527% due 01/25/2032 (a)	22,639	23,093
6.596% due 01/25/2032 (a)	4,427	4,501
International Mortgage Acceptance Corp.
12.250% due 03/01/2014 (n)	124	132
J.P. Morgan Commercial Mortgage Finance Corp.
8.160% due 02/25/2028 (a)	1,615	1,836
7.069% due 09/15/2029	24	25
LB Commercial Conduit Mortgage Trust
6.330% due 11/18/2004	1	1
LB Mortgage Trust
8.399% due 01/20/2017 (a)(n)	$50,221	$55,987
Lehman Large Loan Trust
6.790% due 06/12/2004	19	19
Master Adjustable Rate Mortgages Trust
6.155% due 10/25/2032	25,393	26,076
Mellon Residential Funding Corp.
6.110% due 01/25/2029	6,267	6,317
4.214% due 07/25/2029 (a)	20,374	20,491
1.600% due 10/20/2029 (a)	30,358	30,431
Merrill Lynch Mortgage Investors, Inc.
6.738% due 06/15/2021 (a)	797	806
6.888% due 06/15/2021 (a)	2,997	3,238
7.148% due 06/15/2021 (a)	2,812	3,049
7.695% due 06/15/2021 (a)	624	680
1.410% due 01/20/2030 (a)	548	549
5.650% due 12/15/2030	2,270	2,354
MLCC Mortgage Investors, Inc.
1.360% due 09/15/2026 (a)	9,957	9,948
Morgan Stanley Dean Witter Capital I, Inc.
5.990% due 03/15/2005	28	28
6.190% due 01/15/2007	7,931	8,251
6.170% due 10/03/2008	750	833
6.160% due 04/03/2009 (a)	9,580	10,347
7.460% due 02/15/2020	1,041	1,041
6.220% due 06/01/2030	30	32
6.590% due 10/03/2030 (a)	2,387	2,448
Mortgage Capital Funding, Inc.
7.800% due 04/15/2006 (a)	500	565
7.008% due 09/20/2006	13,111	14,279
6.001% due 11/18/2031	46	49
NationsBanc Montgomery Funding Corp.
6.750% due 06/25/2028	3,834	3,875
6.500% due 07/25/2028	10,459	10,593
6.250% due 10/25/2028	4,345	4,441
Nationslink Funding Corp.
6.654% due 02/10/2006	20,624	22,146
1.470% due 04/10/2007 (a)	8,512	8,519
6.888% due 05/10/2007	420	472
Nomura Asset Acceptance Corp.
7.000% due 02/19/2030	10,334	10,879
Nomura Asset Securities Corp.
7.120% due 04/13/2036	460	510
Norwest Asset Securities Corp.
6.500% due 02/25/2029	30,507	30,500
6.200% due 04/25/2029 (a)	23,548	23,529
6.500% due 04/25/2029	13,979	13,976
6.500% due 06/25/2029 (a)	32,119	32,223
6.500% due 10/25/2029	1,377	1,382
7.000% due 11/25/2029	6,660	6,681
Norwest Integrated Structured Assets, Inc.
7.000% due 06/25/2028	774	777
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018	183	185
Paine Webber Mortgage Acceptance Corp.
6.000% due 04/25/2009	3,371	3,368
PHH Mortgage Services Corp.
7.142% due 11/18/2027 (a)	204	214
PNC Mortgage Securities Corp.
6.750% due 06/25/2016 (a)	563	562
6.750% due 12/25/2027	3,935	3,930
6.925% due 02/25/2028	229	229
7.000% due 02/25/2028	2,773	2,773
7.000% due 05/25/2028	300	304
6.750% due 07/25/2028	959	979
6.750% due 09/25/2028	1,123	1,147
6.750% due 10/25/2028	5,347	5,426
6.750% due 12/25/2028	8,549	8,765
6.250% due 01/25/2029	6,062	6,148
6.500% due 01/25/2029	396	402
6.300% due 03/25/2029	9,955	10,233
6.200% due 06/25/2029 (a)	7,907	8,100
6.500% due 06/25/2029 (a)	$48,393	$49,779
7.000% due 06/25/2030	6,698	6,878
1.560% due 12/25/2030 (a)	790	791
7.500% due 02/25/2031	787	787
7.375% due 05/25/2040 (a)	124	126
PNC Mortgage Trust
8.250% due 03/25/2030	6,197	6,330
Prudential Home Mortgage Securities
7.400% due 11/25/2007	216	216
7.500% due 03/25/2008	1,518	1,549
6.500% due 07/25/2008	3,715	3,712
6.950% due 11/25/2022	130	130
6.500% due 01/25/2024	5	5
6.250% due 04/25/2024	14,672	15,049
Prudential Securities Secured Financing Corp.
6.074% due 01/15/2008 (a)	5,651	6,051
Prudential-Bache Trust
8.400% due 03/20/2021	2,706	2,788
Regal Trust IV
3.630% due 09/29/2031 (a)(n)	8,090	7,591
Resecuritization Mortgage Trust
1.277% due 04/26/2021 (a)	6	6
6.750% due 06/19/2028	9,713	9,781
6.500% due 04/19/2029	1,633	1,648
Residential Accredit Loans, Inc.
7.500% due 08/25/2027 (a)	2,197	2,196
7.000% due 02/25/2028	13,178	13,365
6.500% due 12/25/2028	131	133
6.500% due 05/25/2029	1,782	1,819
Residential Asset Securitization Trust
5.180% due 01/25/2027	62	62
7.000% due 01/25/2028	4,236	4,234
6.750% due 03/25/2028	10,761	10,749
6.500% due 12/25/2028	306	308
6.750% due 03/25/2029	28	28
7.875% due 01/25/2030	157	161
8.000% due 02/25/2030	1,233	1,247
1.810% due 09/25/2030 (a)	2,070	2,077
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2009	166	170
8.000% due 01/25/2023	173	173
8.000% due 02/25/2023	235	235
7.500% due 12/25/2025	244	243
7.500% due 04/25/2027	311	311
7.250% due 08/25/2027	47	47
7.250% due 10/25/2027	1,789	1,787
7.000% due 11/25/2027	1,249	1,247
6.750% due 02/25/2028	1,855	1,854
6.750% due 06/25/2028	11,835	11,830
6.750% due 07/25/2028	4,613	4,611
6.750% due 08/25/2028	12,170	12,165
6.750% due 09/25/2028	19,140	19,136
6.500% due 10/25/2028	12,170	12,167
6.250% due 11/25/2028	1,201	1,200
6.500% due 12/25/2028	13,087	13,129
6.500% due 01/25/2029	64,031	64,934
6.500% due 03/25/2029	27,960	28,232
6.500% due 05/25/2029	11,964	12,010
6.500% due 06/25/2029 (a)	3,531	3,565
6.750% due 07/25/2029 (a)	17,447	17,548
7.000% due 10/25/2029	8,325	8,321
7.500% due 12/25/2030	300	300
6.339% due 06/25/2031 (a)	1,324	1,323
6.500% due 03/25/2032	4,662	4,739
5.634% due 09/25/2032 (a)	57,372	58,241
6.000% due 09/25/2032	1,937	1,966
6.250% due 09/25/2032	4,150	4,160
Resolution Trust Corp.
4.834% due 05/25/2029 (a)	1,049	1,048
6.133% due 05/25/2029 (a)(n)	1,225	1,199
7.551% due 05/25/2029 (a)	724	723

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	47

Schedule of Investments

Total Return Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

RMF Commercial Mortgage Pass-Through Certificates
6.751% due 01/15/2019 (a)	$1,368	$1,440
Ryland Acceptance Corp.
11.500% due 12/25/2016	28	29
Ryland Mortgage Securities Corp.
8.200% due 06/25/2021	19	19
4.398% due 08/25/2022 (a)	637	643
SACO I, Inc.
7.635% due 07/25/2030 (a)	291	292
1.500% due 10/25/2030 (a)(n)	2,414	2,402
1.540% due 09/25/2040 (a)	50	50
Salomon Brothers Mortgage Securities VII, Inc.
4.239% due 11/25/2022 (a)(n)	108	106
3.936% due 10/25/2023 (a)	39	38
6.103% due 03/25/2024 (a)	92	92
5.645% due 07/01/2024 (a)	854	852
7.204% due 09/25/2024 (a)	92	92
6.113% due 10/25/2024 (a)	65	65
1.610% due 11/25/2024	837	831
6.236% due 11/25/2024 (a)	143	142
1.450% due 04/25/2029 (a)	166	165
1.490% due 04/25/2029 (a)	272	273
Santa Barbara Savings & Loan Association
9.500% due 11/20/2018	764	772
Sears Mortgage Securities
12.000% due 02/25/2014	246	247
Securitized Asset Sales, Inc.
5.034% due 06/25/2023 (a)	108	108
4.551% due 10/25/2023 (a)	106	106
4.231% due 11/26/2023 (a)	343	343
Sequoia Mortgage Trust
2.160% due 10/25/2024 (a)	33,636	33,884
1.460% due 10/19/2026	2,163	2,200
1.680% due 06/20/2032 (a)	1,228	1,221
1.450% due 07/20/2033 (a)	976	970
Small Business Administration
7.540% due 08/10/2009	63,399	70,933
7.640% due 03/10/2010	52,281	58,616
7.452% due 09/01/2010	30,524	34,011
6.340% due 03/01/2021	27,825	30,509
5.130% due 09/01/2023 (n)	9,272	9,510
Structured Asset Mortgage Investments, Inc.
5.191% due 05/25/2022 (n)	6,353	6,247
6.872% due 06/25/2028 (a)	1,238	1,267
6.250% due 11/25/2028	14,321	14,476
6.502% due 06/25/2029 (a)	5,106	5,135
7.121% due 02/25/2030 (a)	488	498
6.750% due 05/02/2030 (n)	11,586	12,147
7.260% due 04/25/2032	10,873	11,213
1.440% due 09/19/2032 (a)	112,556	112,129
Structured Asset Notes Transactions Ltd.
6.650% due 08/30/2005 (a)	10,137	9,105
Structured Asset Securities Corp.
7.000% due 02/25/2016	4,008	4,059
7.500% due 07/25/2016	9,613	9,879
1.410% due 10/25/2027 (a)	647	647
7.000% due 12/25/2027 (a)	1,244	1,243
7.750% due 02/25/2028	27	27
6.750% due 07/25/2029	568	569
1.710% due 11/25/2030 (a)	1,229	1,228
1.560% due 05/25/2031 (a)	759	760
5.800% due 09/25/2031	6,331	6,390
6.500% due 09/25/2031 (a)	34,532	35,170
6.600% due 12/25/2031	2,315	2,343
6.250% due 01/25/2032	81,288	83,613
1.400% due 02/25/2032 (a)	83,911	83,763
6.143% due 02/25/2032 (a)	33,226	34,278
2.887% due 05/25/2032 (a)	2,222	2,233
1.852% due 07/25/2032 (a)	871	878
6.150% due 07/25/2032 (a)	46,648	47,490
6.000% due 09/25/2032	65	66
5.500% due 10/25/2032	4,923	5,014
5.450% due 03/25/2033 (a)	$31,468	$31,566
Structured Mortgage Asset Residential Trust
6.950% due 07/25/2024 (a)	46	47
Summit Mortgage Trust
1.868% due 04/28/2035 (a)	49,095	48,334
Superannuation Members Home Loans Global Fund
1.373% due 06/15/2026 (a)	6,921	6,927
Torrens Trust
1.366% due 07/15/2031 (a)	14,636	14,658
Union Planters Mortgage Finance Corp.
6.750% due 01/25/2028	4,000	4,283
6.800% due 01/25/2028	15,000	15,727
United Mortgage Securities Corp.
4.294% due 06/25/2032 (a)	9,705	9,721
4.967% due 09/25/2033 (a)	498	504
Vendee Mortgage Trust
6.500% due 05/15/2020	21,716	22,406
6.500% due 09/15/2024	23,603	25,018
6.823% due 01/15/2030 (a)	9,076	9,444
Washington Mutual Mortgage Securities Corp.
6.010% due 04/25/2031 (a)	1,294	1,294
5.530% due 07/25/2032 (a)	5,374	5,521
5.207% due 10/25/2032 (a)	92,869	94,346
5.750% due 12/25/2032	144	146
5.060% due 05/25/2033 (a)	17,135	17,600
6.018% due 10/19/2039 (a)	678	677
6.252% due 10/19/2039 (a)	28,385	28,465
6.393% due 10/19/2039	45,323	45,320
3.247% due 12/25/2040 (a)	17,286	17,230
3.956% due 01/25/2041 (a)	24,899	24,851
Wells Fargo Mortgage-Backed Securities Trust
6.250% due 12/25/2016	279	283
7.000% due 03/25/2031	582	582
6.431% due 10/25/2031 (a)	3,071	3,082
6.561% due 10/25/2031 (a)	363	364
6.573% due 10/25/2031 (a)	3,142	3,142
5.943% due 01/25/2032	5,752	5,737
6.029% due 01/25/2032 (a)	7,800	7,798
5.107% due 09/25/2032 (a)	29,787	30,081
5.000% due 01/25/2033	164	164
5.500% due 01/25/2033	468	472

		7,861,493

Fannie Mae 24.7%
2.839% due 10/01/2040 (a)	7,695	7,816
2.849% due 10/01/2030 - 09/01/2040 (a)(e)	10,163	10,318
2.948% due 10/01/2030 - 10/01/2040 (a)(e)	13,942	14,155
3.091% due 02/01/2020	58	59
3.298% due 11/01/2023 (a)	74	76
3.372% due 09/01/2022 (a)	382	389
3.401% due 09/01/2017 (a)	2,333	2,337
3.460% due 05/01/2022 - 03/01/2033 (a)(e)	585	593
3.468% due 09/01/2024 (a)	637	645
3.492% due 04/01/2027 (a)	31	32
3.500% due 10/01/2023 (a)	135	139
3.522% due 05/01/2023 (a)	348	360
3.581% due 09/01/2022 (a)	344	350
3.642% due 05/01/2024 (a)	872	906
3.700% due 11/01/2024	6,996	7,099
3.713% due 06/01/2024 (a)	250	257
3.789% due 10/01/2024 (a)	134	139
3.838% due 05/01/2025 (a)	991	1,027
3.853% due 07/01/2024 (a)	1,880	1,944
3.887% due 08/01/2025	3,204	3,263
3.915% due 04/01/2024	1,404	1,424
3.922% due 11/01/2025 (a)	1,390	1,432
3.942% due 08/01/2027 (a)	9,074	9,285
4.000% due 08/01/2018	995	981
4.028% due 05/01/2026 (a)	165	171
4.043% due 08/01/2026 (a)	583	604
4.094% due 01/01/2026 (a)	$315	$327
4.098% due 12/01/2023 (a)	412	422
4.130% due 06/01/2023 (a)	486	496
4.156% due 03/01/2025 (a)	2,683	2,774
4.189% due 11/01/2025 (a)	672	694
4.199% due 11/01/2025 - 04/01/2027 (a)(e)	858	885
4.200% due 12/01/2023 (a)	325	334
4.243% due 03/01/2026 (a)	272	278
4.258% due 10/01/2027 (a)	1,516	1,570
4.262% due 01/01/2024 (a)	262	269
4.266% due 11/01/2025 (a)	135	139
4.300% due 09/01/2025 (a)	428	442
4.315% due 01/01/2024 (a)	263	269
4.330% due 02/01/2026 (a)	174	179
4.348% due 01/01/2024 (a)	413	425
4.357% due 09/01/2023 (a)	860	892
4.366% due 12/01/2023 (a)	56	57
4.372% due 10/01/2024 (a)	282	293
4.373% due 11/01/2023 (a)	352	361
4.416% due 01/01/2018 (a)	696	715
4.454% due 09/01/2024 (a)	908	938
4.482% due 10/01/2023 (a)	81	83
4.486% due 02/01/2028 (a)	98	100
4.500% due 05/01/2018	94	95
4.597% due 12/01/2023 (a)	298	305
4.608% due 04/01/2026 (a)	325	334
4.617% due 12/01/2027 (a)	1,880	1,945
4.632% due 02/01/2028 (a)	247	253
4.710% due 11/01/2023 (a)	38	39
4.894% due 05/01/2030 (a)	79	82
4.918% due 08/01/2023 (a)	141	142
5.000% due 02/01/2013 - 06/01/2033 (e)(n)	2,861,529	2,933,546
5.086% due 10/01/2024 (a)	46	47
5.092% due 02/01/2033	218	226
5.350% due 09/01/2027 (a)	157	163
5.500% due 03/01/2006 - 04/01/2033 (a)(e)	2,322,126	2,405,260
5.570% due 07/01/2019 (a)	285	295
5.936% due 12/01/2031	5,494	6,060
6.000% due 11/01/2003 - 10/15/2033 (e)	12,047,378	12,463,961
6.048% due 01/01/2011	146	166
6.090% due 12/01/2008	47	52
6.133% due 09/01/2029 (a)	114	117
6.150% due 08/01/2027 (a)	439	453
6.210% due 08/01/2010	49,070	54,984
6.255% due 09/01/2013	64,000	71,737
6.271% due 05/01/2023 (a)	833	854
6.420% due 12/01/2007	150	167
6.500% due 11/01/2003 - 01/01/2033 (e)	40,473	42,261
6.530% due 10/01/2013	4,174	4,677
6.550% due 01/01/2008	901	1,006
6.555% due 08/01/2028	2,164	2,313
6.730% due 11/01/2007	1,080	1,210
6.900% due 06/01/2007	337	371
6.982% due 06/01/2007	395	437
7.000% due 10/01/2003 - 06/01/2032 (a)(e)	13,702	14,446
7.040% due 03/01/2007	51	57
7.250% due 01/01/2008 - 01/01/2023 (e)	5,162	5,493
7.347% due 10/01/2009	484	559
7.364% due 06/01/2030 (a)	2,780	2,870
7.460% due 08/01/2029	3,840	4,343
7.500% due 10/01/2010 - 03/01/2032 (a)(e)	7,634	8,441
7.750% due 06/01/2009	91	97
7.780% due 01/01/2018	2,179	2,636
7.850% due 07/01/2018	6,477	7,845

48	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

7.920% due 03/01/2018	$2,687	$3,287
7.980% due 05/01/2030	6,534	6,960
8.000% due 12/01/2007 - 06/01/2032 (e)	6,975	7,525
8.060% due 04/01/2030	1,816	1,915
8.080% due 04/01/2030	995	1,050
8.250% due 10/01/2008 - 03/01/2030 (e)	1,877	2,264
8.490% due 06/01/2025	959	1,029
8.500% due 11/01/2004 - 10/01/2032 (e)	22,485	24,261
9.000% due 10/01/2004 - 12/01/2027 (e)	2,687	2,941
9.500% due 12/01/2006 - 07/01/2026 (e)	3,456	3,817
9.750% due 11/01/2008	6	6
10.000% due 02/01/2005 - 05/01/2022 (e)	608	684
10.500% due 11/01/2013 - 04/01/2022 (e)	211	236
11.000% due 11/01/2013 - 11/01/2020 (e)	121	138
11.500% due 08/20/2016 - 11/01/2019 (e)	31	36
12.000% due 05/01/2016	4	4
12.500% due 10/01/2015	16	19
13.250% due 09/01/2011	7	8
14.500% due 01/01/2013	3	3
14.750% due 08/01/2012	90	109
15.000% due 10/01/2012 (a)	154	185
15.500% due 10/01/2012 - 12/01/2012 (e)	9	10
15.750% due 12/01/2011 - 08/01/2012 (e)	60	73
16.000% due 09/01/2012	66	79

		18,175,727

Federal Housing Administration 0.4%
4.918% due 11/01/2019	111	111
6.755% due 03/01/2041	16,005	16,764
6.780% due 07/25/2040	7,533	8,153
6.790% due 05/01/2039	10,662	10,023
6.830% due 12/01/2039 (n)	3,432	3,901
6.875% due 11/01/2015	2,636	2,647
6.880% due 10/01/2040 - 02/01/2041 (e)	21,437	22,547
6.896% due 07/01/2020	15,892	15,822
6.900% due 12/01/2040	22,594	23,654
6.930% due 07/01/2014 - 01/01/2036 (e)(n)	7,054	7,548
6.960% due 05/01/2016	6,694	6,661
7.050% due 03/25/2040	86	92
7.110% due 05/01/2019	3,364	3,355
7.125% due 03/01/2034	4,313	4,456
7.211% due 12/01/2021	1,040	1,037
7.250% due 06/01/2040	8,185	9,220
7.310% due 06/01/2041	23,407	24,752
7.315% due 08/01/2019	17,087	17,049
7.350% due 11/01/2020	3,070	3,062
7.375% due 02/01/2018 - 02/01/2022 (e)	4,881	4,873
7.400% due 01/25/2020 - 02/01/2021 (e)	10,937	10,944
7.430% due 12/01/2016 - 06/25/2024 (e)	63,999	63,925
7.450% due 05/01/2021 - 10/01/2023 (e)	7,687	7,701
7.460% due 01/01/2023	1,218	1,220
7.465% due 11/01/2019	12,460	12,491
7.500% due 03/01/2032	3,318	3,329
7.580% due 12/01/2040	7,350	7,863
7.630% due 08/01/2041	17,615	16,849
7.650% due 11/01/2018	122	118
7.780% due 11/01/2040	$7,347	$8,108
8.250% due 01/01/2041	4,683	4,854
8.375% due 02/01/2012	309	294

		323,423

Freddie Mac 3.4%
1.510% due 06/15/2031 (a)	4,773	4,815
2.750% due 06/01/2017 (a)	9	9
2.875% due 04/01/2017 (a)	16	16
3.348% due 07/01/2022 (a)	351	364
3.481% due 10/01/2023 (a)	73	74
3.500% due 08/01/2024 (a)	109	113
3.719% due 08/01/2023 (a)	301	312
3.777% due 09/01/2023 (a)	1,561	1,614
3.849% due 03/01/2024	711	733
3.873% due 04/01/2023 (a)	102	104
3.928% due 11/01/2026 (a)	2,459	2,549
3.943% due 07/01/2025 (a)	2,950	3,052
3.972% due 07/01/2023 (a)	775	794
3.975% due 09/01/2023 (a)	2,976	3,082
3.982% due 10/01/2023 (a)	458	463
3.985% due 05/01/2023 (a)	436	445
3.997% due 05/01/2023 (a)	335	346
4.080% due 09/01/2028	18	19
4.172% due 12/01/2022 (a)	86	88
4.250% due 01/01/2019 (a)	2	2
4.283% due 06/01/2024 (a)	1,234	1,279
4.295% due 04/01/2024 (a)	2,573	2,662
4.316% due 06/01/2022 (a)	184	190
4.331% due 01/01/2028 (a)	49	51
4.350% due 08/01/2023 (a)	3,286	3,394
4.365% due 11/01/2023 (a)	33	34
4.368% due 07/01/2027 (a)	74	77
4.372% due 10/01/2023 - 04/01/2029 (a)(e)	690	714
4.374% due 05/01/2023 (a)	320	330
4.385% due 10/01/2023 (a)	659	682
4.397% due 08/01/2023 (a)	113	117
4.401% due 09/01/2023 (a)	464	480
4.424% due 08/01/2023 (a)	3	3
4.461% due 01/01/2024 (a)	140	145
4.484% due 06/01/2024 (a)	510	530
4.498% due 07/01/2024 (a)	593	614
4.505% due 08/01/2023 (a)	2,026	2,095
4.523% due 07/01/2023 (a)	171	178
4.572% due 10/01/2023 (a)	435	451
4.621% due 01/01/2024 (a)	140	145
4.635% due 12/01/2023 (a)	384	397
4.825% due 12/01/2026 (a)	2,254	2,301
4.830% due 06/01/2022 (a)	437	452
5.000% due 02/01/2007 - 10/20/2018 (e)	315,356	322,945
5.500% due 10/01/2008 - 10/15/2033 (a)(e)	4,444	4,578
5.738% due 07/01/2032	61	63
5.875% due 09/01/2018 (a)	305	311
6.000% due 01/01/2011 - 10/15/2033 (e)	1,797,100	1,859,661
6.032% due 11/01/2028 (a)	5,393	5,579
6.500% due 05/01/2005 - 10/15/2033 (a)(e)(n)	203,184	212,313
6.775% due 11/01/2003 (n)	17	17
7.000% due 11/01/2003 - 03/01/2032 (e)	55,258	58,603
7.250% due 11/01/2008	34	36
7.271% due 09/01/2027 (a)	624	644
7.500% due 11/01/2003 - 10/01/2030 (e)	1,363	1,449
7.645% due 05/01/2025	3,524	4,226
7.826% due 07/01/2030 (a)	7,613	7,882
8.000% due 10/01/2003 - 09/01/2024 (e)	1,365	1,457
8.250% due 08/01/2007 - 12/01/2009 (e)	$66	$70
8.500% due 04/01/2004 - 06/01/2030 (e)	1,443	1,568
8.750% due 04/01/2009 - 12/01/2010 (e)	17	19
9.000% due 07/01/2004 - 07/01/2030 (e)	367	397
9.250% due 10/01/2009 - 11/01/2013 (e)	6	7
9.500% due 09/01/2004 - 12/01/2022 (a)(e)	450	499
9.750% due 11/01/2004 - 11/01/2008 (e)	3	4
10.000% due 06/01/2004 - 03/01/2021 (e)	320	353
10.250% due 04/01/2009 - 07/01/2009 (e)	410	452
10.500% due 10/01/2017 - 01/01/2021 (e)	133	152
10.750% due 09/01/2009 - 12/01/2015 (a)(e)	170	188
11.000% due 04/01/2010 - 05/01/2020 (e)	292	327
11.250% due 10/01/2009 - 09/01/2015 (e)	10	12
11.500% due 01/01/2018	23	26
12.500% due 12/01/2012 (a)	8	9
13.250% due 10/01/2013	71	83
14.000% due 04/01/2016	9	11
15.500% due 08/01/2011 - 11/01/2011 (e)	7	8
16.250% due 05/01/2011	1	2

		2,520,266

Government National Mortgage Association 1.5%
3.500% due 02/20/2032 (a)	10,460	10,510
4.000% due 02/20/2016 - 11/20/2032 (a)(e)	40,632	41,207
4.250% due 01/20/2028 - 03/20/2030 (a)(e)	41,253	42,108
4.375% due 02/20/2018 - 03/20/2028 (a)(e)	100,398	102,723
4.500% due 05/20/2028 - 05/20/2030 (a)(e)	38,784	39,227
5.000% due 04/20/2028 - 09/15/2033 (a)(e)	44,311	45,181
5.375% due 05/20/2017 - 05/20/2028 (a)(e)	123,240	126,336
5.500% due 02/15/2033 - 06/15/2033 (e)	2,981	3,060
5.625% due 12/20/2015 - 12/20/2027 (a)(e)	97,483	101,445
5.650% due 10/15/2012	8	9
5.750% due 08/20/2020 - 09/20/2027 (a)(e)	132,555	135,514
5.875% due 04/20/2023 (a)	51	52
6.000% due 10/15/2008 - 02/15/2033 (a)(e)	37,866	39,760
6.250% due 08/20/2027 (a)	9	9
6.500% due 10/15/2008 - 09/15/2040 (a)(e)	257,814	272,636
6.625% due 01/15/2040	9,453	10,644
6.670% due 08/15/2040	946	1,072
6.750% due 07/15/2031 (n)	1,444	1,570
6.800% due 05/15/2040	2,949	3,364
6.875% due 02/15/2040	982	1,122
7.000% due 11/15/2007 - 08/15/2042 (a)(e)	31,598	35,672
7.250% due 12/15/2022	574	612
7.500% due 04/15/2007 - 11/15/2042 (e)(n)	26,497	29,859

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	49

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

7.700% due 06/15/2031	$6,688	$7,747
8.000% due 08/15/2005 - 05/20/2031 (a)(e)	4,803	5,184
8.250% due 08/15/2004 - 05/15/2022 (e)	458	502
8.500% due 03/20/2006 - 04/15/2031 (e)	3,517	3,820
8.750% due 03/15/2007 - 07/15/2007 (e)	39	42
9.000% due 06/15/2006 - 08/15/2030 (a)(e)	2,887	3,194
9.250% due 03/15/2005 - 12/20/2016 (e)	31	34
9.500% due 04/15/2005 - 07/15/2025 (a)(e)	2,378	2,633
9.750% due 07/15/2004	8	8
10.000% due 08/20/2004 - 02/15/2025 (e)	1,971	2,234
10.250% due 02/20/2019	11	13
10.500% due 06/15/2004 - 09/15/2021 (a)(e)	234	265
11.000% due 05/15/2004 - 04/20/2019 (e)	114	126
11.500% due 04/15/2013 - 10/15/2015 (e)	57	66
12.000% due 11/15/2012 - 05/15/2016 (e)	205	236
12.500% due 01/15/2011	1	1
13.000% due 12/15/2012	12	14
13.500% due 10/15/2012 - 09/15/2014 (e)	51	61
15.000% due 08/15/2011 - 11/15/2012 (a)(e)	125	150
16.000% due 11/15/2011 - 05/15/2012 (a)(e)	102	124
17.000% due 11/15/2011 - 12/15/2011 (e)	41	50

		1,070,196

Stripped Mortgage-Backed Securities 0.0%
Fannie Mae (IO)
0.100% due 03/25/2009 (a)	8,000	120
5.500% due 06/25/2032	1,100	75
6.500% due 09/25/2008	199	21
6.500% due 10/25/2022	17	1
6.500% due 01/25/2023	1,228	34
7.475% due 02/25/2023 (a)	4,527	356
8.000% due 08/18/2027	55	10
22.425% due 09/25/2008	2	41
903.213% due 08/25/2021	1	28
1000.000% due 04/25/2022	1	20
Fannie Mae (PO)
0.000% due 09/01/2007	223	216
0.000% due 04/25/2018	7	6
0.000% due 01/25/2019	12	11
0.000% due 10/25/2019	7	6
0.000% due 08/25/2023	126	117
Freddie Mac (IO)
6.400% due 10/15/2008	15	1
6.500% due 11/15/2008	562	58
6.500% due 09/15/2023	67	7
7.000% due 08/15/2008	589	59
7.000% due 04/15/2023	378	11
7.000% due 06/15/2023	2,411	88
7.304% due 02/15/2008 (a)	140	11
8.375% due 09/15/2007 (a)	1,228	105
9.000% due 05/15/2022	26	3
82.576% due 08/15/2007	2	16
1007.500% due 02/15/2022	1	8
5884.500% due 01/15/2021	1	1
Paine Webber CMO Trust (IO)
1359.500% due 08/01/2019	1	18
Vendee Mortgage Trust (IO)
0.446% due 06/15/2023 (a)	$74,952	$1,118

		2,566

Total Mortgage-Backed Securities (Cost $29,435,277)		29,953,671

ASSET-BACKED SECURITIES 1.6%
Aames Mortgage Trust
1.470% due 06/15/2027 (a)	224	225
7.589% due 10/15/2029	65	68
ACE Securities Corp.
1.430% due 11/25/2028 (a)	213	213
1.692% due 06/25/2032 (a)	68,323	68,366
Advanta Mortgage Loan Trust
1.310% due 05/25/2027 (a)	667	667
1.485% due 11/25/2029 (a)	1,393	1,391
8.250% due 08/25/2030	7,954	8,853
Advanta Revolving Home Equity Loan Trust
1.480% due 01/25/2024 (a)	7,775	7,783
1.360% due 02/25/2025 (a)	4,905	4,901
American Express Master Trust
7.850% due 08/15/2005	220	234
American Stores Corp.
1.875% due 08/30/2004 (a)	20,000	19,872
Ameriquest Mortgage Securities, Inc.
1.430% due 06/15/2030 (a)	675	676
1.410% due 07/15/2030 (a)	1,457	1,459
1.380% due 08/25/2032 (a)	100	100
Amortizing Residential Collateral Trust
1.380% due 06/25/2032 (a)	3,698	3,693
Asset-Backed Securities Corp. Long Beach Home Equity Loan Trust
1.700% due 07/21/2030 (a)	375	376
1.360% due 08/21/2030 (a)	5,347	5,343
1.410% due 08/15/2032	20,110	20,099
Bank One Heloc Trust
1.370% due 04/20/2020 (a)	13,944	13,913
Bayview Financial Acquisition Trust
1.510% due 04/25/2031 (a)	49,178	49,086
1.390% due 07/25/2031 (a)	18,742	18,704
1.490% due 11/25/2031 (a)	2,823	2,821
Bear Stearns Asset-Backed Securities, Inc.
1.610% due 04/25/2032 (a)	3,806	3,768
1.510% due 10/25/2032 (a)	17,191	17,217
1.682% due 10/25/2032 (a)	43,362	43,432
Brazos Student Loan Finance Co.
1.950% due 06/01/2023 (a)	32,201	32,565
1.370% due 12/01/2025 (a)	16,130	16,113
Capital Asset Research Funding LP
6.400% due 12/15/2004	140	142
5.905% due 12/15/2005 (n)	644	638
Champion Home Equity Loan Trust
1.370% due 03/25/2029 (a)	1,055	1,053
1.510% due 09/25/2029 (a)	5,199	5,194
Charming Shoppes Master Trust
1.630% due 08/15/2008 (a)	250	249
Chase Funding Mortgage Loan Asset-Backed Certificates
1.330% due 10/25/2030 (a)	5,269	5,275
Cityscape Home Equity Loan Trust
7.650% due 09/25/2025	153	153
Community Program Loan Trust
4.500% due 10/01/2018	17,802	18,071
4.500% due 04/01/2029	26,000	22,708
Conseco Finance Corp.
7.890% due 07/15/2018	6	6
8.300% due 10/15/2031	2,000	2,108
Conseco Finance Securitizations Corp.
7.800% due 05/15/2020	152	161
3.220% due 09/01/2023	27	27
1.480% due 10/15/2031 (a)	4,361	4,358
7.970% due 05/01/2032	8,300	7,718
8.310% due 05/01/2032	$12,400	$10,892
Countrywide Asset-Backed Certificates
1.340% due 06/25/2031 (a)	295	295
1.612% due 05/25/2032 (a)	6,925	6,927
Credit-Based Asset Servicing & Securitization LLC
1.430% due 06/25/2032 (a)	35,583	35,570
Delta Funding Home Equity Loan Trust
1.520% due 09/15/2029 (a)	2,034	2,038
1.430% due 06/15/2030 (a)	6,626	6,636
Denver Arena Trust
6.940% due 11/15/2019	4,065	4,261
Discover Card Master Trust I
6.850% due 07/17/2007	960	1,027
1.485% due 10/16/2013 (a)	400	406
Embarcadero Aircraft Securitization Trust
1.590% due 08/15/2025 (a)	8,200	3,280
EQCC Home Equity Loan Trust
1.270% due 10/15/2027 (a)	269	269
7.448% due 08/25/2030	43	45
Equity One ABS, Inc.
1.390% due 11/25/2032 (a)	158	157
Equivantage Home Equity Loan Trust
6.550% due 10/25/2025	25	25
First Alliance Mortgage Loan Trust
2.500% due 01/25/2025 (a)	148	148
1.490% due 03/20/2031 (a)	7,772	7,783
Firstcity Auto Receivables Trust
7.400% due 12/15/2005	415	417
FMAC Loan Receivables Trust
7.900% due 04/15/2019	20	14
6.500% due 09/15/2020	169	104
6.830% due 09/15/2020	680	57
Freddie Mac
1.240% due 09/15/2026 (a)	4,985	4,989
GE Capital Equipment Lease Trust
6.850% due 05/20/2008 (a)	57	57
GMAC Mortgage Corp. Loan Trust
6.390% due 05/25/2027	5,795	5,888
7.950% due 03/25/2030	4,419	4,633
Green Tree Financial Corp.
6.240% due 11/01/2016	77	75
5.760% due 11/01/2018	127	130
8.300% due 05/15/2026	749	776
7.400% due 06/15/2027	1,340	1,409
6.870% due 02/01/2030	1,650	1,600
6.480% due 12/01/2030	55	54
Green Tree Home Improvement Loan Trust
1.280% due 08/15/2029 (a)	208	208
1.760% due 11/15/2029 (a)	865	865
Green Tree Recreational, Equipment, & Consumables Trust
6.490% due 02/15/2018	4	4
6.180% due 06/15/2019	8,563	8,583
Greenpoint Manufactured Housing
7.270% due 06/15/2029	110	111
HFC Home Equity Loan Asset-Backed Certificates
1.400% due 05/20/2031	1,324	1,324
Home Equity Asset Trust
1.410% due 11/25/2032 (a)	35,351	35,320
Household Mortgage Loan Trust
1.640% due 05/20/2032 (a)	70,044	70,149
IMC Home Equity Loan Trust
7.500% due 04/25/2026	330	330
6.780% due 07/25/2026 (a)	189	188
1.330% due 05/20/2027	23	23
7.520% due 08/20/2028	52	53
7.310% due 11/20/2028	99	103
1.270% due 08/20/2029 (a)	37	37
Impac Secured Assets CMN Owner Trust
7.770% due 07/25/2025 (a)	500	512
Indymac Home Equity Loan Asset-Backed Trust
1.380% due 10/25/2029 (a)	764	766
1.400% due 07/25/2030 (a)	1,311	1,312

50	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

	Principal Amount (000s)		Value (000s)

Indymac Manufactured Housing Contract
6.170% due 12/25/2011		$2,331	$2,096
Irwin Home Equity Loan Trust
1.480% due 02/25/2012 (a)		3,090	3,097
1.400% due 06/25/2029 (a)		66,579	66,524
Irwin Low Balance Home Equity Loan Trust
1.485% due 06/25/2021 (a)		5,106	5,111
Long Beach Auto Receivables Trust
6.940% due 09/19/2007		170	171
Long Beach Mortgage Loan Trust
1.390% due 11/25/2009 (a)		37,876	37,929
1.400% due 04/21/2031 (a)		1,945	1,945
Merit Securities Corp.
7.880% due 12/28/2033		34,660	35,256
Merrill Lynch Mortgage Investors, Inc.
1.480% due 04/25/2031 (a)		15,658	15,680
Mesa Trust Asset-Backed Certificates
1.617% due 05/15/2033 (a)		1,859	1,832
Metropolitan Asset Funding, Inc.
1.570% due 04/25/2029 (a)		3,010	3,011
Mid-State Trust
8.330% due 04/01/2030		50,006	54,932
7.340% due 07/01/2035		1,715	1,858
6.340% due 10/15/2036		39,858	41,886
7.791% due 03/15/2038		7,642	8,509
MLCC Mortgage Investors, Inc.
1.490% due 03/15/2025 (a)		216	217
Morgan Stanley Asset-Backed Securities Capital I, Inc.
1.410% due 08/25/2030 (a)		3,969	3,914
Morgan Stanley Dean Witter Capital I, Inc.
1.480% due 07/25/2030 (a)		79	80
1.440% due 07/25/2032 (a)		27,995	27,986
1.530% due 11/25/2032 (a)		14,552	14,581
MPC Natural Gas Funding Trust
6.200% due 03/15/2013 (n)		7,417	8,284
Myra-Pemex Trust
2.187% due 10/20/2006 (a)		190	184
1.922% due 12/23/2006 (a)		642	623
1.942% due 12/23/2006 (a)		3,554	3,447
1.972% due 12/23/2006 (a)		428	416
2.000% due 12/23/2006 (a)		2,695	2,615
2.187% due 12/23/2006 (a)		1,621	1,572
New Century Home Equity Loan Trust
7.540% due 06/25/2029		40	42
7.320% due 07/25/2029		42	44
North Carolina State Education Authority
1.440% due 06/01/2009 (a)		3,187	3,187
Novastar Home Equity Loan
1.385% due 04/25/2028 (a)		340	340
NPF XII, Inc.
2.463% due 11/01/2003 (a)(b)(n)		49,000	8,330
Option One Mortgage Loan Trust
1.400% due 06/25/2030 (a)		176	175
1.400% due 09/25/2030 (a)		49	48
Provident Bank Home Equity Loan Trust
1.410% due 06/25/2021 (a)		5,680	5,688
Renaissance Home Equity Loan Trust
1.460% due 08/25/2032 (a)		23,267	23,307
Residential Asset Mortgage Products, Inc.
7.980% due 12/25/2030		5,604	5,833
Residential Funding Mortgage Securities I, Inc.
7.670% due 01/25/2020		529	543
Residential Mortgage Loan Trust
1.860% due 09/25/2029 (a)		144	145
Salomon Brothers Mortgage Securities VII, Inc.
1.390% due 09/25/2028 (a)		9,154	9,141
1.530% due 11/15/2029 (a)		395	395
1.690% due 12/15/2029 (a)		31,002	31,036
1.450% due 02/25/2030 (a)		736	730
1.410% due 03/25/2032 (a)		9,460	9,450
Sand Trust
1.390% due 08/25/2032 (a)		3,781	3,783
Saxon Asset Securities Trust
1.370% due 11/25/2033 (a)		$20,867	$20,862
SLM Student Loan Trust
1.714% due 10/25/2007 (a)		2,864	2,869
1.714% due 10/25/2010		286	290
1.310% due 04/25/2011 (a)		9,934	9,961
Specialty Underwriting & Residential Finance
1.440% due 06/25/2034 (a)		194	194
UCFC Home Equity Loan
6.755% due 11/15/2023		26	26
6.870% due 07/15/2029		70	74
Vanderbilt Acquisition Loan Trust
3.280% due 01/07/2013		24,142	24,362
WFS Financial Owner Trust
5.180% due 03/20/2009		35	37
WMC Mortgage Loan
1.560% due 10/15/2029 (a)		6,176	6,173
1.450% due 05/15/2030 (a)		5,125	5,127

Total Asset-Backed Securities (Cost $1,182,440)			1,145,597

SOVEREIGN ISSUES 2.6%
Banco Vivienda del Peru
9.980% due 08/01/2008		550	643
Banque Centrale De Tunisie
7.375% due 04/25/2012		4,220	4,779
Kingdom of Jordan
6.000% due 12/23/2023		6,350	5,905
Kingdom of Spain
7.000% due 07/19/2005		500	548
Kingdom of Sweden
10.250% due 11/01/2015		500	667
Province of Quebec
1.350% due 06/11/2004 (a)		15,500	15,503
Republic of Brazil
2.125% due 04/15/2006 (a)		163,561	159,881
10.000% due 01/16/2007		4,000	4,294
11.500% due 03/12/2008		31,000	34,177
2.187% due 04/15/2009 (a)		11,732	10,544
11.000% due 01/11/2012		40,320	41,530
2.187% due 04/15/2012 (a)		9,720	7,776
8.000% due 04/15/2014		319,625	293,671
8.875% due 04/15/2024		4,000	3,210
10.125% due 05/15/2027		19,020	17,023
12.250% due 03/06/2030		8,000	8,320
11.000% due 08/17/2040		113,100	106,879
Republic of Panama
8.250% due 04/22/2008		63,450	70,429
9.625% due 02/08/2011		21,000	23,985
9.375% due 07/23/2012		54,060	61,344
10.750% due 05/15/2020		6,500	7,784
9.375% due 01/16/2023		44,520	48,082
8.875% due 09/30/2027		29,750	30,791
Republic of Peru
9.125% due 01/15/2008		15,300	17,901
9.125% due 02/21/2012		128,900	144,046
9.875% due 02/06/2015		8,500	9,881
4.500% due 03/07/2017		11,000	9,598
5.000% due 03/07/2017		12,925	11,875
Republic of South Africa
1.752% due 03/26/2009 (n)		2,000	1,971
9.125% due 05/19/2009		33,475	41,132
7.375% due 04/25/2012		40,325	45,971
State of Qatar
2.330% due 02/18/2004 (a)		1,183	1,187
United Mexican States
10.375% due 02/17/2009		42	54
9.875% due 02/01/2010		23,900	30,413
8.375% due 01/14/2011		23,148	27,555
7.500% due 01/14/2012		9,160	10,383
6.375% due 01/16/2013		97,275	102,868
6.625% due 03/03/2015		$27,000	$28,431
11.375% due 09/15/2016		35,550	51,162
8.125% due 12/30/2019		6,700	7,588
8.000% due 09/24/2022		54,115	59,797
8.300% due 08/15/2031		339,435	386,277
United Mexican States Value Recovery Right
0.000% due 06/30/2004 (a)		189,819	2,610
0.000% due 06/30/2005 (a)		189,819	712
0.000% due 06/30/2006 (a)		111,710	140
0.000% due 06/30/2007 (a)		111,710	84

Total Sovereign Issues (Cost $1,724,400)			1,949,401

FOREIGN CURRENCY-DENOMINATED ISSUES (l)(m) 1.2%
AT&T Corp.
4.381% due 11/21/2003 (a)	EC	1,400	1,639
Banque Centrale De Tunisie
7.500% due 08/06/2009 (a)		2,300	2,994
Canadian Treasury Bill
3.000% due 08/12/2004	C	$ 470,000	340,509
Commonwealth of Canada
6.000% due 06/01/2008		100,000	81,263
4.250% due 12/01/2026		16,369	14,577
8.000% due 06/01/2027		50,000	51,325
4.000% due 12/01/2031		11,224	9,806
Commonwealth of New Zealand
4.500% due 02/15/2016	N$	81,500	60,486
El Paso Corp.
5.750% due 03/14/2006	EC	12,000	12,437
7.125% due 05/06/2009		63,300	62,659
General Motors Corp.
8.375% due 07/05/2033		10,900	13,213
Halifax Group Euro Finance
7.627% due 12/29/2049		14,700	20,491
KBC Bank Fund Trust IV
8.220% due 11/29/2049		5,000	6,949
Lloyds TSB Capital I
7.375% due 02/07/2049 (a)		26,000	35,581
Royal Bank of Scotland PLC
6.770% due 03/31/2049		107,300	132,443
Tyco International Group S.A.
4.375% due 11/19/2004		31,500	36,775
United Kingdom Gilt
5.000% due 03/07/2012	BP	50	86
United Mexican States
6.750% due 06/06/2006	JY	2,000,000	20,114
7.500% due 03/08/2010	EC	5,000	6,586

Total Foreign Currency-Denominated Issues (Cost $802,393)			909,933

PURCHASED PUT OPTIONS 0.0%
Harborview Mortgage Loan Trust (OTC)
7.470% due 08/19/2030
Strike @ 100.000 Exp. 05/01/2005		$22,975	0
PNC Mortgage Securities Corp. (OTC)
7.310% due 05/25/2040
Strike @ 100.000 Exp. 04/01/2005		6,700	0

Total Purchased Put Options (Cost $0)			0

CONVERTIBLE BONDS & NOTES 0.1%
Banking & Finance 0.1%
Verizon Global Funding Corp.
0.000% due 05/15/2021		63,100	38,018

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	51

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)

Industrials 0.0%
Enron Corp.
0.000% due 02/07/2021 (b)	$17,999	$2,250

Total Convertible Bonds & Notes (Cost $47,622)		40,268

PREFERRED SECURITY 0.5%
	Shares
DG Funding Trust
3.410% due 12/29/2049 (a)	35,290	370,545

Total Preferred Security (Cost $352,947)		370,545

PREFERRED STOCK 0.1%
Centaur Funding Corp.
9.080% due 04/21/2020	125	152
CSC Holdings, Inc.
11.125% due 04/01/2008	27,035	2,832
Fortis Amev NV
3.860% due 12/31/2049 (a)	85	11,475
3.870% due 12/31/2049 (a)	86	11,610
Home Ownership Funding
8.125% due 12/31/2049	5,625	3,017
Northern Rock PLC
8.000% due 12/31/2049	260,000	6,721

Total Preferred Stock (Cost $33,592)		35,807

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 40.3%
Certificates of Deposit 0.7%
Wells Fargo Bank, N.A.
1.070% due 10/06/2003	$215,000	215,000
1.070% due 10/07/2003	32,300	32,300
1.060% due 10/14/2003	41,400	41,400
1.060% due 10/23/2003	247,000	247,000

		535,700

Commercial Paper 37.5%
Alcon Capital Corp.
1.060% due 12/09/2003	52,842	52,733
Anz (Delaware), Inc.
1.020% due 10/02/2003	300,000	299,991
1.025% due 10/02/2003	12,000	12,000
1.030% due 10/06/2003	1,000	1,000
1.030% due 10/08/2003	144,300	145,071
Barclays U.S. Funding Corp.
1.040% due 11/19/2003	8,000	7,989
CBA (de) Finance
1.060% due 10/03/2003	12,500	12,499
1.030% due 10/07/2003	93,000	92,984
1.050% due 10/07/2003	400	400
1.050% due 10/16/2003	3,700	3,698
1.060% due 10/31/2003	19,000	18,983
Danske Corp.
1.020% due 10/09/2003	2,200	2,199
1.030% due 10/15/2003	18,300	18,293
1.035% due 10/17/2003	9,300	9,296
1.055% due 11/12/2003	3,000	2,996
1.060% due 11/12/2003	27,000	26,967
1.065% due 11/12/2003	16,100	16,080
1.070% due 11/12/2003	5,000	4,994
1.070% due 12/05/2003	300	299
1.065% due 12/08/2003	1,100	1,098
1.060% due 12/10/2003	1,200	1,197
1.065% due 12/10/2003	191,560	191,156
1.070% due 12/10/2003	$10,320	$10,298
1.065% due 12/11/2003	9,900	9,879
1.060% due 12/16/2003	16,200	16,163
1.065% due 12/16/2003	13,400	13,369
1.070% due 12/16/2003	6,100	6,086
1.060% due 12/19/2003	21,700	21,648
1.065% due 12/22/2003	10,600	10,574
E.I. du Pont de Nemours & Co.
1.050% due 11/17/2003	3,400	3,395
1.060% due 11/17/2003	5,400	5,393
1.050% due 12/02/2003	7,800	7,785
1.060% due 12/04/2003	6,300	6,288
Eksportfinans A.S.A.
1.050% due 10/22/2003	80,000	79,951
Fannie Mae
1.040% due 10/01/2003	12,427	12,427
1.050% due 10/01/2003	511,400	511,400
1.050% due 10/02/2003	101,187	101,184
1.060% due 10/02/2003	216,000	215,994
1.010% due 10/08/2003	318,700	318,639
1.000% due 10/15/2003	455,400	455,223
1.010% due 10/15/2003	824,900	824,588
1.015% due 10/15/2003	11,000	10,996
1.140% due 10/15/2003	590,700	590,438
1.020% due 10/22/2003	300,000	299,821
1.025% due 10/22/2003	24,300	24,285
1.030% due 10/22/2003	79,200	79,152
1.035% due 10/22/2003	36,460	36,438
1.040% due 10/22/2003	48,650	48,620
1.060% due 10/22/2003	1,300	1,299
1.130% due 10/24/2003	3,600	3,597
1.030% due 10/29/2003	4,000	3,997
1.045% due 10/29/2003	469,200	468,819
1.050% due 10/29/2003	11,200	11,191
1.055% due 10/29/2003	260,455	260,241
1.060% due 10/29/2003	14,300	14,288
1.065% due 10/29/2003	7,200	7,194
1.010% due 10/30/2003	96,000	95,931
1.045% due 10/30/2003	3,721	3,718
1.010% due 10/31/2003	15,100	15,088
1.060% due 10/31/2003	89,100	89,021
1.100% due 10/31/2003	100,000	99,908
1.010% due 11/05/2003	109,900	109,795
1.050% due 11/05/2003	51,600	51,547
1.055% due 11/05/2003	181,840	181,653
1.065% due 11/05/2003	50,700	50,648
1.067% due 11/05/2003	79,500	79,417
1.070% due 11/05/2003	10,600	10,589
1.150% due 11/05/2003	80,000	79,911
1.030% due 11/12/2003	14,062	14,045
1.065% due 11/12/2003	15,200	15,181
1.070% due 11/12/2003	274,200	273,858
1.075% due 11/12/2003	25,700	25,668
1.110% due 11/12/2003	380,600	380,107
1.010% due 11/13/2003	6,800	6,792
1.070% due 11/13/2003	1,250	1,248
1.010% due 11/14/2003	203,480	203,238
1.010% due 11/17/2003	5,000	4,993
1.060% due 11/17/2003	96,100	95,967
1.010% due 11/18/2003	5,000	4,993
1.010% due 11/19/2003	394,700	394,171
1.020% due 11/19/2003	1,400	1,398
1.035% due 11/19/2003	104,000	103,853
1.055% due 11/19/2003	27,400	27,361
1.060% due 11/19/2003	62,900	62,809
1.062% due 11/19/2003	11,300	11,284
1.070% due 11/19/2003	11,951	11,934
1.010% due 11/20/2003	263,000	262,640
1.040% due 11/21/2003	37,227	37,172
1.070% due 11/25/2003	718,200	717,026
1.030% due 11/26/2003	59,700	59,604
1.070% due 11/26/2003	18,046	18,016
1.075% due 11/26/2003	$92,500	$92,345
1.080% due 11/26/2003	330,600	330,045
1.140% due 11/26/2003	150,000	149,734
1.080% due 11/28/2003	200,000	199,652
1.050% due 12/02/2003	13,300	13,275
1.070% due 12/02/2003	315,900	315,312
1.035% due 12/03/2003	1,000,000	998,110
1.050% due 12/03/2003	8,805	8,788
1.055% due 12/03/2003	130,500	130,253
1.060% due 12/03/2003	400	399
1.065% due 12/03/2003	6,500	6,488
1.070% due 12/03/2003	1,000	998
1.075% due 12/03/2003	31,100	31,041
1.080% due 12/03/2003	130,700	130,453
1.080% due 12/04/2003	450,400	449,535
1.080% due 12/09/2003	116,200	115,959
1.045% due 12/10/2003	74,800	74,642
1.055% due 12/10/2003	318,200	317,529
1.070% due 12/10/2003	194,000	193,591
1.110% due 12/10/2003	899,600	897,702
1.050% due 12/11/2003	1,800	1,796
1.108% due 12/11/2003	700	699
1.110% due 12/11/2003	235,700	235,196
1.010% due 12/15/2003	3,500	3,492
1.050% due 12/15/2003	5,300	5,288
1.060% due 12/15/2003	50,200	50,087
1.070% due 12/15/2003	25,000	24,943
1.075% due 12/15/2003	650	649
1.075% due 12/16/2003	3,100	3,093
1.010% due 12/17/2003	83,842	83,647
1.050% due 12/17/2003	842,500	840,545
1.051% due 12/17/2003	321,700	320,954
1.055% due 12/17/2003	319,900	319,158
1.060% due 12/17/2003	15,000	14,965
1.010% due 12/24/2003	378,900	377,938
1.100% due 01/07/2004	15,900	15,853
1.070% due 01/20/2004	6,050	6,030
1.070% due 01/21/2004	4,441	4,426
1.075% due 01/30/2004	246,500	245,593
1.080% due 02/02/2004	68,200	67,942
1.110% due 02/11/2004	52,134	51,922
1.080% due 02/18/2004	10,100	10,057
1.130% due 02/18/2004	8,384	8,348
1.135% due 02/18/2004	29,321	29,196
1.080% due 02/19/2004	619,100	616,432
1.080% due 02/23/2004	131,200	130,619
1.080% due 02/24/2004	67,000	66,701
1.115% due 02/25/2004	30,400	30,264
1.130% due 02/25/2004	14,800	14,734
1.135% due 02/25/2004	86,768	86,378
1.100% due 03/03/2004	261,136	259,906
1.135% due 03/03/2004	15,300	15,228
1.137% due 03/03/2004	57,000	56,732
1.090% due 03/05/2004	450	448
1.075% due 03/10/2004	35,400	35,225
1.080% due 03/10/2004	4,150	4,130
1.085% due 03/10/2004	51,900	51,644
1.075% due 03/17/2004	32,805	32,636
1.080% due 03/17/2004	313,350	311,736
1.090% due 03/17/2004	166,623	165,765
1.070% due 03/24/2004	5,945	5,913
1.080% due 03/24/2004	30,676	30,511
1.085% due 03/24/2004	272,500	271,037
1.089% due 03/24/2004	316,900	315,198
1.090% due 03/24/2004	231,100	229,859
Federal Home Loan Bank
1.010% due 10/01/2003	50,000	50,000
1.050% due 10/01/2003	26,000	26,000
1.010% due 10/03/2003	800	800
1.010% due 10/08/2003	690,300	690,167
1.010% due 10/10/2003	381,600	381,506
1.040% due 10/10/2003	20,800	20,795

52	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

	Principal Amount (000s)	Value (000s)

1.000% due 10/15/2003	$109,100	$109,058
1.005% due 10/15/2003	165,800	165,735
1.010% due 10/15/2003	52,200	52,180
1.000% due 10/17/2003	74,000	73,967
1.004% due 10/17/2003	176,000	175,921
1.014% due 10/22/2003	40,000	39,976
1.020% due 10/22/2003	16,800	16,790
1.045% due 10/29/2003	27,000	26,978
1.150% due 10/29/2003	56,350	56,300
1.060% due 10/31/2003	191,200	191,031
1.135% due 10/31/2003	3,900	3,896
1.170% due 10/31/2003	26,660	26,634
1.010% due 11/05/2003	100	100
1.040% due 11/05/2003	10,000	9,990
1.130% due 11/05/2003	41,700	41,654
1.135% due 11/05/2003	500	499
1.154% due 11/05/2003	277,000	276,689
1.040% due 11/07/2003	8,400	8,391
1.135% due 11/07/2003	500,000	499,417
1.140% due 11/07/2003	44,900	44,847
1.055% due 11/12/2003	133,300	133,136
1.057% due 11/12/2003	294,200	293,837
1.020% due 11/14/2003	3,000	2,996
1.045% due 11/14/2003	3,400	3,396
1.144% due 11/14/2003	421,000	420,411
1.040% due 11/17/2003	7,500	7,490
1.140% due 11/17/2003	11,200	11,183
1.025% due 12/05/2003	4,100	4,092
1.140% due 12/10/2003	100,000	99,789
1.020% due 12/12/2003	4,500	4,490
1.075% due 03/10/2004	14,000	13,931
1.075% due 03/12/2004	1,900	1,891
1.075% due 03/17/2004	23,800	23,677
1.065% due 03/19/2004	8,500	8,456
1.074% due 03/24/2004	205,000	203,899
1.080% due 03/26/2004	600	597
Freddie Mac
1.130% due 10/20/2003	47,000	46,972
1.135% due 10/29/2003	110,500	110,402
1.075% due 10/30/2003	24,300	24,279
1.135% due 10/30/2003	5,321	5,316
1.140% due 11/03/2003	52,430	52,375
1.130% due 11/06/2003	314,600	314,244
1.135% due 11/06/2003	61,909	61,839
1.150% due 11/06/2003	88,200	88,099
1.095% due 11/21/2003	30,800	30,752
1.100% due 12/01/2003	155,500	155,215
1.130% due 12/04/2003	160,000	159,693
1.060% due 12/18/2003	3,100	3,093
General Electric Capital Corp.
1.030% due 10/20/2003	1,600	1,599
1.030% due 11/12/2003	4,900	4,894
1.030% due 11/13/2003	8,300	8,290
1.050% due 11/13/2003	1,500	1,498
1.060% due 11/13/2003	1,500	1,498
1.070% due 11/13/2003	3,500	3,496
1.050% due 11/19/2003	5,500	5,492
1.070% due 12/02/2003	37,650	37,580
1.100% due 12/04/2003	44,500	44,415
1.090% due 12/09/2003	6,200	6,187
1.060% due 12/10/2003	750	748
1.090% due 12/10/2003	27,200	27,143
1.020% due 12/16/2003	45,000	44,897
1.070% due 12/16/2003	36,500	36,416
1.060% due 12/18/2003	6,700	6,684
1.120% due 01/21/2004	7,100	7,076
General Electric Co.
1.070% due 11/06/2003	38,300	38,259
HBOS Treasury Services PLC
1.030% due 10/14/2003	5,800	5,798
1.030% due 10/21/2003	3,300	3,298
1.035% due 10/23/2003	12,100	12,092
1.070% due 11/04/2003	$400	$400
1.060% due 11/10/2003	24,600	24,571
1.060% due 11/14/2003	300	300
1.075% due 11/19/2003	10,000	9,985
1.080% due 11/20/2003	4,300	4,294
1.075% due 11/21/2003	12,200	12,181
1.065% due 11/24/2003	12,900	12,879
1.080% due 11/24/2003	400	399
1.070% due 11/25/2003	11,450	11,431
1.070% due 12/02/2003	7,300	7,286
1.085% due 12/03/2003	18,700	18,665
1.070% due 12/05/2003	8,400	8,384
1.085% due 12/05/2003	29,500	29,442
1.070% due 12/09/2003	32,800	32,732
1.090% due 12/09/2003	19,300	19,260
1.060% due 12/10/2003	3,000	2,994
1.070% due 12/10/2003	47,500	47,400
1.075% due 12/10/2003	52,500	52,389
1.070% due 12/11/2003	37,876	37,795
1.075% due 12/11/2003	33,440	33,368
1.070% due 12/12/2003	10,625	10,602
1.070% due 12/15/2003	21,800	21,751
1.060% due 12/18/2003	10,200	10,176
1.065% due 12/19/2003	4,900	4,888
1.070% due 12/22/2003	9,800	9,776
1.065% due 12/23/2003	1,500	1,496
1.070% due 12/23/2003	64,975	64,812
1.100% due 01/15/2004	43,500	43,360
1.105% due 01/22/2004	142,400	141,910
1.105% due 01/23/2004	9,600	9,567
KFW International Finance, Inc.
1.050% due 11/07/2003	47,700	47,649
1.060% due 12/23/2003	19,600	19,551
Kraft Foods, Inc.
2.080% due 02/27/2004 (a)	200	200
Rabobank Nederland NV
1.110% due 10/01/2003	601,800	601,800
1.030% due 10/21/2003	5,100	5,097
1.070% due 11/28/2003	13,300	13,277
1.075% due 12/02/2003	4,700	4,691
Republic of Italy
1.175% due 10/22/2003	1,700	1,699
Royal Bank of Scotland PLC
1.020% due 10/15/2003	20,200	20,192
1.020% due 10/16/2003	6,500	6,497
1.055% due 11/03/2003	6,900	6,893
1.060% due 11/04/2003	1,200	1,199
1.060% due 12/15/2003	1,300	1,297
1.065% due 12/15/2003	26,100	26,041
1.055% due 12/16/2003	62,900	62,756
1.085% due 01/20/2004	17,800	17,740
Shell Finance (UK) PLC
1.050% due 11/13/2003	12,500	12,484
1.050% due 12/08/2003	3,000	2,994
1.060% due 12/09/2003	92,900	92,708
1.100% due 03/16/2004	22,400	22,285
Toyota Mortor Credit Corp.
1.040% due 11/04/2003	4,400	4,396
UBS Finance, Inc.
1.110% due 10/01/2003	531,500	531,500
1.020% due 10/07/2003	13,200	13,198
1.025% due 10/09/2003	205,600	205,553
1.015% due 11/05/2003	500,000	499,507
Westpac Capital Corp.
1.020% due 11/07/2003	300	300
1.030% due 12/03/2003	60,000	59,887
1.085% due 01/28/2004	16,400	16,341
1.090% due 01/28/2004	2,900	2,890
Westpac Trust Securities NZ Ltd.
1.020% due 10/07/2003	5,000	4,999
1.040% due 11/07/2003	4,600	4,595
1.070% due 11/07/2003	3,750	3,746
1.020% due 11/12/2003	$79,900	$79,805
1.030% due 11/12/2003	4,300	4,295
1.070% due 12/02/2003	7,100	7,087
1.080% due 12/05/2003	12,500	12,476
1.090% due 12/19/2003	1,700	1,696
1.085% due 01/28/2004	11,400	11,359

		27,609,335

Repurchase Agreements 0.6%
State Street Bank
0.800% due 10/01/2003	400,000	400,000

(Dated 09/30/2003. Collateralized by Freddie Mac 3.875% due 02/15/2005 valued at $76,504, 3.250% due 11/15/2004 valued at $153,031 and Fannie Mae 1.875% due 01/15/2005 valued at $178,529. Repurchase proceeds are $400,009.)

Credit Suisse First Boston
0.920% due 10/01/2003	2,100	2,100

(Dated 09/30/2003. Collateralized by U.S. Treasury Bonds 8.750% due 05/15/2020 valued at $2,159. Repurchase proceeds are $2,100.)
U.S. Treasury Bills 1.5%
1.009% due 12/04/2003- 12/18/2003 (e)(g)(j)	1,138,395	1,135,939

Total Short-Term Instruments (Cost $29,683,134)		29,683,074

Total Investments 110.8% (Cost $80,375,966)		$81,617,381
Written Options (h) (0.2%) (Premiums $139,667)		(128,762)
Other Assets and Liabilities (Net) (10.6%)		(7,813,745)

Net Assets 100.0%		$73,674,874

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security. The rate listed is as of September 30, 2003.

(b)	Security is in default.

(c)	Restricted securities as of September 30, 2003:

Issuer Description	Acquisition Date	Cost as of September 30, 2003	Market Value as of September 30, 2003	Market Value as Percentage of Net Assets

Delta Air Lines Equipment Trust	04/08/1993	$7,733	$3,669	0.00%
DLJ Mortgage Acceptance Corp.	07/21/1992	2,292	2,261	0.00
First Interstate Bancorp	01/04/1990	68	70	0.00
First Interstate Bancorp	01/04/1990	4	4	0.00

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	53

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2003 (Unaudited)

Goldman Sachs Mortgage Corp.	06/24/1993	$5,528	$6,094	0.01%
Mazda Manufacturing Corp.	03/31/1992-08/30/1993	1,614	1,655	0.00
United Telecom, Inc.	09/22/2003	735	768	0.00
United Telephone Company of the Northwest	05/02/2002	2,607	3,013	0.00
Wilmington Trust Co.	05/01/1995	11,980	5,685	0.01
Wilmington Trust Co.	03/31/1992-08/30/1993	347	363	0.00
Wilmington Trust Co.	08/23/1994	5,269	2,566	0.00
Wilmington Trust Co.—Tucson Electric	03/28/2001	6,615	3,062	0.00

		$44,792	$29,210	0.02%

(d)	Security, or a portion thereof, has been purchased on a delayed delivery basis. The aggregate payable and market value for all securities purchased on a delayed delivery basis was $10,666 and $10,148, respectively, as of September 30, 2003.

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f)	Principal amount of security is adjusted for inflation.

(g)	Securities with an aggregate market value of $958,142 have been segregated with the custodian to cover margin requirements for the following open futures contracts at September 30, 2003:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Euribor Purchased Put Options
Strike @ 95.500 (12/2003)—Long	14,000	$(188)
Euribor Purchased Put Options
Strike @ 95.375 (12/2003)—Long	1,000	(13)
Euribor Purchased Put Options
Strike @ 97.125 (12/2003)—Long	24,920	(372)
Euribor Written Put Options
Strike @ 96.500 (12/2003)—Short	4,070	3,307
Euribor Written Put Options
Strike @ 96.750 (12/2003)—Short	4,294	4,222
Euribor Written Put Options
Strike @ 97.375 (12/2003)—Short	3,963	3,114
Euribor Written Put Options
Strike @ 97.500 (12/2003)—Short	12,081	8,970
Euribor Written Put Options
Strike @ 97.500 (03/2004)—Short	3,946	2,901
Eurodollar March Futures
(03/2004)—Long	3,936	6,253
Eurodollar June Futures
(06/2004)—Long	483	900
Eurodollar September Futures
(09/2004)—Long	16,898	35,635
Eurodollar December Futures
(12/2004)—Long	20,962	32,970
Eurodollar March Futures
(03/2005)—Long	16,192	25,019
Eurodollar June Futures
(06/2005)—Long	16,192	24,488
Eurodollar September Futures
(09/2005)—Long	7,263	4,340
United Kingdom 90-Day LIBOR
Futures (12/2003)—Long	1,828	$(2,110)
United Kingdom 90-Day LIBOR
Futures (03/2004)—Long	6,501	(4,378)
United Kingdom 90-Day LIBOR
Futures (06/2004)—Long	2,591	789
United Kingdom 90-Day LIBOR
Futures (09/2004)—Long	2,410	(2,564)
United Kingdom 90-Day LIBOR
Futures (12/2004)—Long	4,222	(4,315)
U.S. Treasury 2-Year Note
(12/2003)—Long	484	336
U.S. Treasury 5-Year Note
(12/2003)—Long	50,378	182,953
U.S. Treasury 10-Year Note
(12/2003)—Long	81,002	423,194
U.S Treasury 30-Year Note
(12/2003)—Short	6,834	(33,898)

		$711,553

(h)	Premiums received on written options:

Type	# of Contracts	Premium	Value

Call—CME Eurodollar March Futures
Strike @ 98.500 Exp. 03/15/2004	1,114	$554	$1,037
Put—CME Eurodollar March Futures
Strike @ 97.250 Exp. 03/15/2004	557	444	7
Put—CME Eurodollar March Futures
Strike @ 97.750 Exp. 03/15/2004	3,642	2,174	91
Put—CME Eurodollar June Futures
Strike @ 98.000 Exp. 06/14/2004	22,340	15,223	4,468
Put—CME Eurodollar December Futures
Strike @ 98.000 Exp. 12/15/2003	10,918	5,925	68
Call—CBOT U.S. Treasury Note December Futures
Strike @ 114.000 Exp. 11/22/2003	18,678	12,364	35,021

		$36,684	$40,692

Type	Notional Amount	Premium	Value

Put—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 6.000%* Exp. 10/19/2004	$272,800	$11,020	$2,791
Call—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 6.000%** Exp. 10/19/2004	272,800	11,361	26,714
Put—OTC 7-Year Interest Rate Swap
Counterparty: Morgan Stanley Dean Witter & Co.
Strike @ 6.700%* Exp. 11/02/2004	400,000	13,710	2,381
Call—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 5.200%** Exp. 11/02/2004	$25,200	$791	$1,499
Put—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 6.700%* Exp. 11/02/2004	185,200	5,978	1,102
Put—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 6.000%* Exp. 10/19/2004	135,500	5,468	1,386
Call—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 6.000%** Exp. 10/19/2004	135,500	5,468	13,269
Put—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 7.000%* Exp. 01/07/2005	76,300	2,888	490
Call—OTC 7-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 5.500%** Exp. 01/07/2005	76,300	1,593	5,295
Call—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.500%** Exp. 01/07/2005	93,100	2,367	6,461
Put—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 7.000%* Exp. 01/07/2005	94,100	3,102	604
Put—OTC 7-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 6.000%* Exp. 09/23/2005	700	12	18
Call—OTC 7-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 4.000%** Exp. 09/23/2005	700	20	11
Put—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 7.000%* Exp. 10/31/2005	500	5	7
Call—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 4.000%** Exp. 10/31/2005	500	14	8
Call—OTC 5-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 3.000%** Exp. 11/12/2003	500	8	1
Call—OTC 5-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.000%** Exp. 11/12/2003	1,000	16	3

54	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

Call—OTC 5-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 3.000%** Exp. 11/12/2003	$300	$5	$1
Call—OTC 5-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.500%** Exp. 12/15/2003	239,000	2,521	3,476
Call—OTC 5-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.500%** Exp. 12/16/2003	458,300	4,927	6,675
Call—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 4.000%** Exp. 01/07/2005	500	17	9
Call—OTC 7-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 4.000%** Exp. 01/07/2005	500	17	9
Put—OTC 7-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 5.500%* Exp. 12/17/2003	234,900	3,351	97
Call—OTC 7-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 3.500%** Exp. 12/17/2003	391,400	3,613	1,913
Put—OTC 7-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 5.500%* Exp. 12/17/2003	77,500	1,323	32
Call—OTC 7-Year Interest Rate Swap
Counterparty: Merrill Lynch & Co., Inc.
Strike @ 3.500%** Exp. 12/17/2003	77,500	574	379
Call—OTC 10-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 4.000%** Exp. 03/03/2004	300,000	4,535	2,937
Call—OTC 10-Year Interest Rate Swap
Counterparty: J.P. Morgan Chase & Co.
Strike @ 4.000%** Exp. 03/03/2004	294,200	4,868	2,881
Call—OTC 10-Year Interest Rate Swap
Counterparty: Bank of America, N.A.
Strike @ 4.000%** Exp. 03/03/2004	5,300	115	52
Call—OTC 10-Year Interest Rate Swap
Counterparty: Bear Stearns International Ltd.
Strike @ 4.000%** Exp. 03/03/2004	335,000	6,572	3,280
Call—OTC 5-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 3.250%** Exp. 03/03/2004	101,700	1,562	1,017
Call—OTC 5-Year Interest Rate Swap
Counterparty: Lehman Brothers, Inc.
Strike @ 3.250%** Exp. 03/03/2004	$236,200	$3,832	$2,361
Call—OTC 10-Year Interest Rate Swap
Counterparty: Goldman Sachs & Co.
Strike @ 4.000%** Exp. 03/03/2004	93,000	1,330	911

		$102,983	$88,070

*	The Fund will pay a floating rate based on 3-month LIBOR.

**	The Fund will receive a floating rate based on 3-month LIBOR.

(i)	Swap agreements outstanding at September 30, 2003:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)

Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/01/2005	BP	1,691,970	$(12,592)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 09/01/2005		758,400	(7,330)
Receive a fixed rate equal to 4.000% and pay floating rate based on 6-month BP-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 09/01/2005		1,141,300	(11,400)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/01/2017		77,300	(790)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 03/01/2017		5,800	40
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/01/2017		38,100	(360)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Goldman Sachs & Co. Exp. 03/01/2017		336,300	(909)
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/01/2032		134,100	2,491
Receive floating rate based on 6-month BP-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: UBS Warburg LLC Exp. 03/01/2032		96,900	927
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/01/2017	EC	62,000	$1,096
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 03/01/2032		243,700	1,468
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 03/01/2017		660,700	10,671
Receive a fixed rate equal to 6.000% and pay floating rate based on 6-month EC-LIBOR.
Counterparty: UBS Warburg LLC Exp. 03/01/2032		159,900	67
Receive floating rate based on 6-month JY-LIBOR and pay a fixed rate equal to 1.070%.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/02/2012	JY	10,830,000	3,438
Receive a fixed rate equal to 0.215% and the Fund will pay to the counterparty at par in the event of default of Freddie Mac 5.750% due 04/15/2008.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 02/02/2007		$103,300	(50)
Receive a fixed rate equal to 0.350% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Credit Suisse First Boston Exp. 12/12/2004		25,000	15
Receive a fixed rate equal to 0.400% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Bear, Stearns & Co., Inc. Exp. 01/02/2004		25,000	19
Receive a fixed rate equal to 0.510% and the Fund will pay to the counterparty at par in the event of default of Time Warner, Inc. 7.750% due 06/15/2005.
Counterparty: Lehman Brothers, Inc. Exp. 01/02/2005		10,000	(6)
Receive a fixed rate equal to 0.610% and the Fund will pay to the counterparty at par in the event of default of General Electric Capital Corp. 6.000% due 06/15/2012.
Counterparty: Merrill Lynch & Co., Inc. Exp. 05/01/2004		129,560	355
Receive a fixed rate equal to 0.650% and the Fund will pay to the counterparty at par in the event of default of Niagara Mohawk Power Corp. 7.750% due 10/01/2008.
Counterparty: Lehman Brothers, Inc. Exp. 12/31/2004		50,000	61

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	55

Schedule of Investments (Cont.)

Total Return Fund

September 30, 2003 (Unaudited)

Receive a fixed rate equal to 0.730% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Bear, Stearns & Co., Inc. Exp. 06/02/2005	$9,000	$35
Receive a fixed rate equal to 0.800% and the Fund will pay to the counterparty at par in the event of default of Banque Centrale de Tunisie 7.375% due 04/25/2012.
Counterparty: Citibank N.A., London Exp. 05/03/2004	11,000	(1)
Receive a fixed rate equal to 0.840% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 6.750% due 12/01/2005.
Counterparty: Goldman Sachs & Co. Exp. 06/01/2004	100,000	409
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: Lehman Brothers, Inc. Exp. 06/01/2004	21,500	89
Receive a fixed rate equal to 0.850% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/01/2004	100,000	412
Receive a fixed rate equal to 0.900% and the Fund will pay to the counterparty at par in the event of default of Verizon Global Funding Corp. 0.000% due 05/15/2021.
Counterparty: J.P. Morgan Chase & Co. Exp. 06/01/2004	50,000	226
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of DaimlerChrysler North America Holding Corp. 7.300% due 01/15/2012.
Counterparty: ABN AMRO Bank, N.V. Exp. 08/01/2004	25,000	125
Receive a fixed rate equal to 1.050% and the Fund will pay to the counterparty at par in the event of default of Republic of Bulgaria 2.1875% due 07/28/2011.
Counterparty: J.P. Morgan Chase & Co. Exp. 10/23/2003	15,000	6
Receive a fixed rate equal to 1.200% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 06/02/2004	10,000	(4)
Receive a fixed rate equal to 1.250% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.375% due 09/15/2016.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/22/2005	16,000	171
Receive a fixed rate equal to 1.260% and the Fund will pay to the counterparty at par in the event of default of National Rural Utilities Cooperative Finance Corp. 2.820% due 04/26/2004.
Counterparty: UBS Warburg LLC Exp. 04/02/2004	$25,000	$125
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of General Motors Acceptance Corp. 7.000% due 02/01/2012.
Counterparty: ABN AMRO Bank, N.V. Exp. 12/02/2004	25,000	17
Receive a fixed rate equal to 1.300% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/02/2005	5,000	57
Receive a fixed rate equal to 1.310% and the Fund will pay to the counterparty at par in the event of default of the United Mexican States 11.500% due 05/15/2026.
Counterparty: Goldman Sachs & Co. Exp. 01/02/2005	9,000	104
Receive a fixed rate equal to 1.400% and the Fund will pay to the counterparty at par in the event of default of Republic of Peru 9.125% due 02/21/2012.
Counterparty: Goldman Sachs & Co. Exp. 12/13/2003	5,000	1
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Household Finance Corp. 6.375% due 10/15/2011.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 05/02/2004	25,000	234
Receive a fixed rate equal to 1.550% and the Fund will pay to the counterparty at par in the event of default of Tyco International Group S.A. 2.750% due 01/15/2018.
Counterparty: Bear, Stearns & Co., Inc. Exp. 07/01/2004	10,000	(8)
Receive a fixed rate equal to 1.650% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 8.875% due 09/30/2027.
Counterparty: Citibank N.A., London Exp. 05/03/2005	5,670	27
Receive a fixed rate equal to 1.800% and the Fund will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/2029.
Counterparty: Morgan Stanley Dean Witter & Co. Exp. 06/02/2005	10,100	73
Receive a fixed rate equal to 16.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 14.500% due 10/15/2009.
Counterparty: Goldman Sachs & Co. Exp. 01/01/2005	10,000	1,628
Receive a fixed rate equal to 16.500% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 2.563% due 04/15/2006.
Counterparty: Merrill Lynch & Co., Inc. Exp. 01/01/2005	$8,500	$1,438
Receive a fixed rate equal to 27.650% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: J.P. Morgan Chase & Co. Exp. 11/26/2004	10,000	2,850
Receive a fixed rate equal to 28.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 2.563% due 04/15/2006.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/11/2004	10,000	2,970
Receive a fixed rate equal to 28.000% and the Fund will pay to the counterparty at par in the event of default of Federative Republic of Brazil 8.000% due 04/15/2014.
Counterparty: J.P. Morgan Chase & Co. Exp. 11/27/2004	10,000	2,895
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Bank of America, N.A. Exp. 12/17/2008	1,694,900	41,996
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: Goldman Sachs & Co. Exp. 12/17/2008	2,964,300	64,800
Receive a fixed rate equal to 4.000% and pay floating rate based on 3-month LIBOR.
Counterparty: J.P. Morgan Chase & Co. Exp. 12/17/2008	73,000	2,402
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc. Exp. 12/17/2023	3,000	208

		$110,496

(j)	Security, or a portion thereof, has been pledged as col-lateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $124,760 as of September 30, 2003.

56	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

(k)	Short sales open at September 30, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Note	4.250	8/15/2013	$416,500	$427,092	$417,778

(l)	Foreign forward currency contracts outstanding at September 30, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	BP	73,291	10/2003	$0	$(5,635)	$(5,635)
Sell	EC	249,580	11/2003	0	(3,941)	(3,941)
Buy		300,000	02/2004	22,616	0	22,616
Buy		200,000	09/2004	6,262	0	6,262
Buy	JY	24,356,669	10/2003	4,420	(19)	4,401
Sell		7,124,368	10/2003	0	(2,364)	(2,364)
Buy	MP	356,200	02/2004	0	(316)	(316)
Buy		1,077,592	03/2004	156	(385)	(229)
Sell	N$	56,984	10/2003	0	(1,583)	(1,583)
Sell		56,984	11/2003	0	(25)	(25)
Buy		56,984	10/20003	35	0	35

				$33,489	$(14,268)	$19,221

(m)	Principal amount denoted in indicated currency:

BP—British Pound
C$—Canadian Dollar
EC—Euro
JY—Japanese Yen
MP—Mexican Peso
N$—New Zealand Dollar

(n)	Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $260,075 which is 0.35% of net assets.

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	57

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income

Foreign Bond Fund
Class R
09/30/2003 +	$10.70	$0.12	(a)	$(0.04	) (a)	$0.08	$(0.13)

12/31/2002 - 03/31/2003	10.58	0.08	(a)	0.12	(a)	0.20	(0.05)

High Yield Fund
Class R
09/30/2003 +	$8.90	$0.31	(a)	$0.53	(a)	$0.84	$(0.32)

12/31/2002 - 03/31/2003	8.52	0.17	(a)	0.38	(a)	0.55	(0.17)

Low Duration Fund
Class R
09/30/2003 +	$10.33	$0.06	(a)	$0.04	(a)	$0.10	$(0.10)

12/31/2002 - 03/31/2003	10.27	0.05	(a)	0.07	(a)	0.12	(0.06)

Real Return Fund
Class R
09/30/2003 +	$11.42	$0.10	(a)	$0.38	(a)	$0.48	$(0.21)

12/31/2002 - 03/31/2003	11.26	0.07	(a)	0.16	(a)	0.23	(0.07)

Short-Term Fund
Class R
09/30/2003 +	$10.04	$0.04	(a)	$0.04	(a)	$0.08	$(0.06)

12/31/2002 - 03/31/2003	9.99	0.04	(a)	0.06	(a)	0.10	(0.05)

StocksPLUS Fund
Class R
09/30/2003 +	$7.71	$0.97	(a)	$0.40	(a)	$1.37	$(0.12)

12/31/2002 - 03/31/2003	7.90	(0.44	) (a)	0.25	(a)	(0.19)	0.00

Total Return Fund
Class R
09/30/2003 +	$10.79	$0.12	(a)	$0.12	(a)	$0.24	$(0.14)

12/31/2002 - 03/31/2003	10.67	0.08	(a)	0.12	(a)	0.20	(0.08)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.15%.

58	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Foreign Bond Fund
Class R
09/30/2003 +	$0.00	$0.00	$(0.13)	$10.65	0.79%	$10	1.20	%*	2.31	%*	392%

12/31/2002 - 03/31/2003	0.00	(0.03)	(0.08)	10.70	1.93	10	1.20	*	2.97	*	589

High Yield Fund
Class R
09/30/2003 +	$0.00	$0.00	$(0.32)	$9.42	9.52%	$114	1.15	%*	6.70	%*	61%

12/31/2002 - 03/31/2003	0.00	0.00	(0.17)	8.90	6.44	11	1.15	*	7.61	*	129

Low Duration Fund
Class R
09/30/2003 +	$0.00	$0.00	$(0.10)	$10.33	0.97%	$95	1.15	%*	1.19	%*	161%

12/31/2002 - 03/31/2003	0.00	0.00	(0.06)	10.33	1.21	10	1.15	*	2.09	*	218

Real Return Fund
Class R
09/30/2003 +	$0.00	$0.00	$(0.21)	$11.69	4.20%	$2,816	1.16	%*(b)	1.77	%*	150%

12/31/2002 - 03/31/2003	0.00	0.00	(0.07)	11.42	2.02	10	1.15	*	2.36	*	191

Short-Term Fund
Class R
09/30/2003 +	$0.00	$0.00	$(0.06)	$10.06	0.80%	$42	1.15	%*	0.81	%*	112%

12/31/2002 - 03/31/2003	0.00	0.00	(0.05)	10.04	0.95	10	1.15	*	1.65	*	77

StocksPLUS Fund
Class R
09/30/2003 +	$0.00	$0.00	$(0.12)	$8.96	17.77%	$11	1.30	%*	22.08	%*	119%

12/31/2002 - 03/31/2003	0.00	0.00	0.00	7.71	(2.41)	10	1.30	*	(22.39	)*	282

Total Return Fund
Class R
09/30/2003 +	$0.00	$0.00	$(0.14)	$10.89	2.25%	$14,587	1.15	%*	2.20	%*	140%

12/31/2002 - 03/31/2003	0.00	0.00	(0.08)	10.79	1.90	2,099	1.15	*	2.92	*	234

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	59

Statements of Assets and Liabilities

September 30, 2003 (Unaudited)

Amounts in thousands, except per share amounts

	Foreign Bond Fund	High Yield Fund	Low Duration Fund	Real Return Fund	Short-Term Fund	StocksPLUS Fund	Total Return Fund

Assets:
Investments, at value	$1,800,419	$7,422,894	$15,593,013	$10,404,796	$4,600,921	$1,254,403	$81,617,381
Cash	17	5,368	25,394	764	13,124	1,859	43,890
Foreign currency, at value	26,111	29,060	14,612	1,824	10,045	1,172	169,233
Receivable for investments sold	701,043	120,677	265,822	917,761	360,160	182	1,033,250
Unrealized appreciation on forward foreign currency contracts	428	0	0	30	70	7	33,489
Receivable for Fund shares sold	4,100	76,555	56,983	42,199	19,292	12,183	239,283
Interest and dividends receivable	26,603	147,411	52,678	94,857	13,412	2,149	381,719
Variation margin receivable	4,899	2,449	9,366	4,885	4,383	137	154,815
Swap premiums paid	7,458	1,885	1,498	517	0	0	42,503
Unrealized appreciation on swap agreements	17,030	1,598	1,151	1,040	860	22	143,946
Unrealized appreciation on forward volatility options	212	0	0	0	0	0	0
Other assets	0	0	0	0	20	0	0

	2,588,320	7,807,897	16,020,517	11,468,673	5,022,287	1,272,114	83,859,509

Liabilities:
Payable for investments purchased	$515,944	$191,006	$1,451,691	$2,277,624	$24,635	$49,792	$9,036,517
Unrealized depreciation on forward foreign currency contracts	18,702	3,766	594	2,257	32	360	14,268
Payable for short sale	442,289	0	0	824,331	368,636	0	427,092
Written options outstanding	13,082	16,059	716	636	6,992	72	128,762
Payable for Fund shares redeemed	2,880	16,710	89,499	30,897	17,637	3,630	456,924
Dividends payable	346	12,068	4,810	2,128	1,037	0	37,893
Interest payable	0	0	0	0	0	10,160	0
Accrued investment advisory fee	303	1,462	2,831	1,598	897	383	14,394
Accrued administration fee	396	1,874	2,797	2,073	959	284	12,898
Accrued distribution fee	112	1,230	988	1,377	202	211	6,343
Accrued servicing fee	116	686	938	993	331	74	3,100
Variation margin payable	427	0	0	521	0	5,850	745
Recoupment payable to Manager	0	0	0	2	0	0	0
Swap premiums received	10,508	19	15	1,866	491	0	12,249
Unrealized depreciation on swap agreements	18,866	1,823	2,437	2,273	3,637	0	33,450
Other liabilities	2,293	16	6	8,177	819	234	0
	1,026,264	246,719	1,557,322	3,156,753	426,305	71,050	10,184,635

Net Assets	$1,562,056	$7,561,178	$14,463,195	$8,311,920	$4,595,982	$1,201,064	$73,674,874

Net Assets Consist of:
Paid in capital	$1,488,599	$7,963,621	$14,295,985	$7,658,173	$4,584,158	$1,536,168	$71,049,825
Undistributed (overdistributed) net investment income	(100,970)	(24,366)	53,677	88,523	(3,938)	86,239	665,391
Accumulated undistributed net realized gain (loss)	19,765	(626,567)	20,734	130,844	(10,405)	(418,723)	(131,724)
Net unrealized appreciation (depreciation)	154,662	248,490	92,799	434,380	26,167	(2,620)	2,091,382

	$1,562,056	$7,561,178	$14,463,195	$8,311,920	$4,595,982	$1,201,064	$73,674,874

Net Assets:
Class R	$10	$114	$95	$2,816	$42	$11	$14,587
Other Classes	1,562,046	7,561,064	14,463,100	8,309,104	4,595,940	1,201,053	73,660,287

Shares Issued and Outstanding:
Class R	1	12	9	241	4	1	1,340

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Class R	$10.65	$9.42	$10.33	$11.69	$10.06	$8.96	$10.89

Cost of Investments Owned	$1,633,476	$7,184,486	$15,520,977	$9,966,650	$4,590,824	$1,252,052	$80,375,966

Cost of Foreign Currency Held	$25,959	$28,748	$14,025	$1,806	$9,913	$1,125	$162,618

60	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

Statements of Operations

Amounts in thousands

	Foreign Bond Fund	High Yield Fund	Low Duration Fund	Real Return Fund	Short-Term Fund	StocksPLUS Fund	Total Return Fund

	Year Ended September 30, 2003	Year Ended September 30, 2003	Year Ended September 30, 2003	Year Ended September 30, 2003	Year Ended September 30, 2003	Year Ended September 30, 2003	Year Ended September 30, 2003
Investment Income:
Interest, net of foreign taxes	$28,580	$271,672	$167,424	$177,604	$41,889	$9,724	$1,272,753
Dividends	170	2,774	213	8	0	29	11,416
Miscellaneous income	(2,786)	4,153	699	(124)	179	102,439	11,991
Total Income	25,964	278,599	168,336	177,488	42,068	112,192	1,296,160
Expenses:
Investment advisory fees	1,841	8,714	16,752	9,661	5,126	2,139	92,601
Administration fees	2,408	11,164	16,741	12,733	5,586	1,602	82,960
Distribution fees – Class R	0	0	0	1	0	0	8
Servicing fees – Class R	0	0	0	1	0	0	8
Distribution and/or servicing fees – Other Classes	1,395	11,382	11,834	14,805	3,191	1,668	63,283
Trustees’ fees	2	10	19	11	6	2	105
Organization costs	0	0	0	1	0	0	0
Interest expense	3	5	0	321	13	0	0
Miscellaneous expense	0	0	0	0	0	0	212

Total Expenses	5,649	31,275	45,346	37,534	13,922	5,411	239,177

Net Investment Income	20,315	247,324	122,990	139,954	28,146	106,781	1,056,983

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	17,379	99,069	34,770	99,912	(4,372)	(8)	120,789
Net realized gain (loss) on futures contracts, options and swaps	(39,157)	(24,971)	(13,035)	13,757	(23)	43,560	(418,499)
Net realized gain (loss) on foreign currency transactions	17,436	(4,739)	(1,101)	(3,373)	23	(302)	(7,827)
Net change in unrealized appreciation (depreciation) on investments	(17,159)	290,378	(11,984)	53,591	(4,372)	(525)	174,747
Net change in unrealized appreciation on futures contracts, options and swaps	47,538	14,542	18,782	13,412	21,861	1,491	826,213
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(32,122)	(7,698)	1,299	(2,175)	194	(263)	19,380
Net Gain (Loss)	(6,085)	366,581	28,731	175,124	13,311	43,953	714,803

Net Increase in Assets Resulting from Operations	$14,230	$613,905	$151,721	$315,078	$41,457	$150,734	$1,771,786

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	61

Statements of Changes in Net Assets

Amounts in thousands

	Foreign Bond Fund		High Yield Fund
	Six Months Ended September 30, 2003 (Unaudited)	Year Ended March 31, 2003	Six Months Ended September 30, 2003 (Unaudited)	Year Ended March 31, 2003
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$20,315	$37,161	$247,324	$348,570
Net realized gain (loss)	(4,342)	(131,236)	69,359	(256,235)
Net change in unrealized appreciation (depreciation)	(1,743)	186,695	297,222	184,090

Net increase (decrease) resulting from operations	14,230	92,620	613,905	276,425

Distributions to Shareholders:
From net investment income
Class R	0	0	(3)	0
Other Classes	(21,743)	(25,190)	(248,014)	(349,279)
From net realized capital gains
Class R	0	0	0	0
Other Classes	0	(26,499)	0	0
Tax basis return of capital
Class R	0	0	0	0
Other Classes	0	(12,921)	0	0

Total Distributions	(21,743)	(64,610)	(248,017)	(349,279)

Fund Share Transactions:
Receipts for shares sold
Class R	0	10	99	10
Other Classes	584,554	847,479	4,179,874	4,046,754

Issued as reinvestment of distributions
Class R	0	0	3	0
Other Classes	19,392	58,348	175,437	250,653

Cost of shares redeemed
Class R	0	0	0	0
Other Classes	(366,399)	(382,188)	(2,971,500)	(2,569,669)

Net increase resulting from Fund share transactions	237,547	523,649	1,383,913	1,727,748

Total Increase (Decrease) in Net Assets	230,034	551,659	1,749,801	1,654,894

Net Assets:
Beginning of period	1,332,022	780,363	5,811,377	4,156,483
End of period*	$1,562,056	$1,332,022	$7,561,178	$5,811,377

*Including undistributed (overdistributed) net investment income of:	$(100,970)	$(99,542)	$(24,366)	$(23,673)

62	PIMCO Funds Semi-Annual Report I 9.30.03 I See accompanying notes

	Low Duration Fund		Real Return Fund		Short-Term Fund		StocksPLUS Fund		Total Return Fund
	Six Months Ended September 30, 2003 (Unaudited)	Year Ended March 31, 2003	Six Months Ended September 30, 2003 (Unaudited)	Year Ended March 31, 2003	Six Months Ended September 30, 2003 (Unaudited)	Year Ended March 31, 2003	Six Months Ended September 30, 2003 (Unaudited)	Year Ended March 31, 2003	Six Months Ended September 30, 2003 (Unaudited)	Year Ended March 31, 2003
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$122,990	$268,061	$139,954	$226,947	$28,146	$75,807	$106,781	$(78,683)	$1,056,983	$2,512,302
Net realized gain (loss)	20,634	220,687	110,296	188,639	(4,372)	8,424	43,250	(115,876)	(305,537)	3,027,093
Net change in unrealized appreciation (depreciation)	8,097	134,508	64,828	383,207	17,683	15,946	703	(27,863)	1,020,340	1,291,440
Net increase (decrease) resulting from operations	151,721	623,256	315,078	798,793	41,457	100,177	150,734	(222,422)	1,771,786	6,830,835
Distributions to Shareholders:
From net investment income
Class R	0	0	(7)	0	0	0	0	0	(85)	(5)
Other Classes	(162,195)	(291,986)	(141,291)	(226,928)	(34,018)	(79,963)	(18,133)	(11,470)	(1,169,279)	(2,594,803)
From net realized capital gains
Class R	0	0	0	0	0	0	0	0	0	0
Other Classes	0	(126,037)	0	(83,189)	0	(6,802)	0	0	0	(2,149,045)
Tax basis return of capital
Class R	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	0	0

Total Distributions	(162,195)	(418,023)	(141,298)	(310,117)	(34,018)	(86,765)	(18,133)	(11,470)	(1,169,364)	(4,743,853)

Fund Share Transactions:
Receipts for shares sold
Class R	84	10	2,827	10	32	10	0	10	12,670	2,099
Other Classes	5,888,909	9,174,383	2,866,359	6,047,436	2,952,545	3,546,183	497,776	338,999	13,901,328	34,458,513

Issued as reinvestment of distributions
Class R	0	0	7	0	0	0	0	0	84	7
Other Classes	136,944	347,783	113,463	251,946	27,288	70,738	16,931	10,278	956,609	3,949,014

Cost of shares redeemed
Class R	0	0	(120)	0	0	0	0	0	(430)	(3)
Other Classes	(3,509,423)	(3,830,287)	(2,014,869)	(2,956,097)	(1,868,461)	(2,600,643)	(214,366)	(334,437)	(14,480,100)	(21,027,347)

Net increase resulting from Fund share transactions	2,516,514	5,691,889	967,667	3,343,295	1,111,404	1,016,288	300,341	14,850	390,161	17,382,283

Total Increase (Decrease) in Net Assets	2,506,040	5,897,122	1,141,447	3,831,971	1,118,843	1,029,700	432,942	(219,042)	992,583	19,469,265

Net Assets:
Beginning of period	11,957,155	6,060,033	7,170,473	3,338,502	3,477,139	2,447,439	768,122	987,164	72,682,291	53,213,026
End of period*	$14,463,195	$11,957,155	$8,311,920	$7,170,473	$4,595,982	$3,477,139	$1,201,064	$768,122	$73,674,874	$72,682,291

*Including undistributed (overdistributed) net investment income of:	$53,677	$92,882	$88,523	$89,867	$(3,938)	$1,934	$86,239	$(2,409)	$665,391	$777,772

See accompanying notes I 9.30.03 I PIMCO Funds Semi-Annual Report	63

Notes to Financial Statements

September 30, 2003 (Unaudited)

1. Organization

PIMCO Funds: Pacific Investment Management Series (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company. The Trust currently consists of 50 separate investment funds (the “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, Advisor, A, B, C, D and R. The Advisor Class had not commenced operations as of September 30, 2003. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class R shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchases on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the StocksPLUS Fund, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income, if any, of the StocksPLUS Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class

64	PIMCO Funds Semi-Annual Report I 9.30.03

specific expenses of each Fund, except the StocksPLUS Fund,, are allocated daily to each class of shares based on the relative value of settled shares. Income and non-class specific expenses of the StocksPLUS Fund are allocated daily to each class of shares based on the relative net assets of each class. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Delayed Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same matter as forward currency contracts discussed below.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. Certain Funds may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statements of Operations. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund’s right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs. The Fund will designate assets determined to be liquid by PIMCO or otherwise cover its obligations under financing transactions. As of September 30, 2003, there were no outstanding financing transactions.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

9.30.03 I PIMCO Funds Semi-Annual Report	65

Notes to Financial Statements (Cont.)

September 30, 2003 (Unaudited)

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Agreements. Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts. Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Restricted Securities. Certain Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Short Sales. Certain Funds have entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

66	PIMCO Funds Semi-Annual Report I 9.30.03

Swap Agreements. Certain Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of miscellaneous income on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.40% for the StocksPLUS Fund; and 0.25% for all other Funds.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for Class R is charged at the annual rate of 0.45% for the Foreign Bond Fund; and 0.40% for all other Funds. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.18% for the Low Duration and Total Return Funds; 0.20% for the Real Return and Short-Term Funds; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at an annual rate of 0.45% for the Foreign Bond Fund; and 0.40% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.25% for the Low Duration, Short-Term and Total Return Funds; 0.45% for the Foreign Bond Fund; and 0.40% for all other Funds.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of September 30, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an

9.30.03 I PIMCO Funds Semi-Annual Report	67

Notes to Financial Statements (Cont.)

September 30, 2003 (Unaudited)

effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All other Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
Low Duration, Real Return and StocksPLUS Funds	0.50	0.25
Short-Term Fund	0.30	0.25
All other Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2003 PAD received $28,482,612 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2003, were as follows (amounts in thousands):

	U.S Government/Agency		All Other
	Purchases	Sales	Purchases	Sales

Foreign Bond Fund	$5,104,584	$5,167,385	$1,592,285	$1,461,289
High Yield Fund	171,488	156,241	5,058,392	3,840,566
Low Duration Fund	17,019,601	14,676,461	382,097	1,606,759
Real Return Fund	15,964,546	14,058,452	297,945	174,343
Short Term Fund	2,081,305	1,728,272	682,405	638,629
StocksPLUS Fund	448,828	1,105,497	72,480	79,674
Total Return Fund	80,252,111	70,498,106	3,612,353	9,672,286

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	Foreign Bond Fund	High Yield Fund	Low Duration Fund	Real Return Fund	Short-Term Fund	StocksPLUS Fund	Total Return Fund
				Premium
Balance at 03/31/2003	$8,159	$17,926	$8,191	$2,603	$12,486	$354	$144,065
Sales	3,572	8,621	1,437	6,525	0	758	153,828
Closing Buys	(1,974)	(6,826)	(3,195)	0	(1,053)	0	(134,616)
Expirations	(803)	(2,580)	(449)	(7,701)	(1,888)	(730)	(23,610)

Balance at 09/30/2003	$8,954	$17,141	$5,984	$1,427	$9,545	$382	$139,667

68	PIMCO Funds Semi-Annual Report I 9.30.03

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value.

Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Foreign Bond Fund				High Yield Fund				Low Duration Fund
	Six Months Ended 09/30/2003		Year Ended 03/31/2003		Six Months Ended 09/30/2003		Year Ended 03/31/2003		Six Months Ended 09/30/2003		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class R	0	$0	1	$10	11	$99	1	$10	8	$84	1	$10
Other Classes	54,526	584,554	79,970	847,479	450,408	4,179,874	473,020	4,046,754	570,042	5,888,909	894,464	9,174,383

Issued as reinvestment of distributions
Class R	0	0	0	0	0	3	0	0	0	0	0	0
Other Classes	1,814	19,392	5,528	58,348	18,822	175,437	29,386	250,653	13,272	136,944	33,944	347,783

Cost of shares redeemed
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	(34,212)	(366,399)	(36,036)	(382,188)	(319,437)	(2,971,500)	(302,167)	(2,569,669)	(340,192)	(3,509,423)	(373,818)	(3,830,287)

Net increase (decrease) resulting from Fund share transactions	22,128	$237,547	49,463	$523,649	149,804	$1,383,913	200,240	$1,727,748	243,130	$2,516,514	554,591	$5,691,889

	Real Return Fund				Short-Term Fund				StocksPLUS Fund
	Six Months Ended 09/30/2003		Year Ended 03/31/2003		Six Months Ended 09/30/2003		Year Ended 03/31/2003		Six Months Ended 09/30/2003		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class R	250	$2,827	1	$10	3	$32	1	$10	0	$0	1	$10
Other Classes	250,009	2,866,359	545,744	6,047,436	293,810	2,952,545	355,243	3,546,183	57,845	497,776	42,489	338,999

Issued as reinvestment of distributions
Class R	1	7	0	0	0	0	0	0	0	0	0	0
Other Classes	9,853	113,463	22,863	251,946	2,716	27,288	7,088	70,738	1,856	16,931	1,321	10,278

Cost of shares redeemed
Class R	(11)	(120)	0	0	0	0	0	0	0	0	0	0
Other Classes	(176,515)	(2,014,869)	(265,576)	(2,956,097)	(185,955)	(1,868,461)	(260,801)	(2,600,643)	(24,811)	(214,366)	(41,721)	(334,437)

Net increase (decrease) resulting from Fund share transactions	83,587	$967,667	303,032	$3,343,295	110,574	$1,111,404	101,531	$1,016,288	34,890	$300,341	2,090	$14,850

	Total Return Fund
	Six Months Ended 09/30/2003		Year Ended 03/31/2003
	Shares	Amount	Shares	Amount
Receipts for shares sold
Class R	1,177	$12,670	194	$2,099
Other Classes	1,280,725	13,901,328	3,216,310	34,458,513

Issued as reinvestment of distributions
Class R	8	84	1	7
Other Classes	88,308	956,609	370,950	3,949,014

Cost of shares redeemed
Class R	(40)	(430)	0	(3)
Other Classes	(1,337,130)	(14,480,100)	(1,962,440)	(21,027,347)

Net increase (decrease) resulting from Fund share transactions	33,048	$390,161	1,625,015	$17,382,283

9.30.03 I PIMCO Funds Semi-Annual Report	69

Notes to Financial Statements (Cont.)

September 30, 2003 (Unaudited)

7. Federal Income Tax Matters

At September 30, 2003, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation

Foreign Bond Fund	$170,976	$(4,033)	$166,943
High Yield Fund	354,663	(116,255)	238,408
Low Duration Fund	147,147	(75,111)	72,036
Real Return Fund	442,390	(4,244)	438,146
Short-Term Fund	21,784	(11,687)	10,097
StocksPLUS Fund	5,134	(2,783)	2,351
Total Return Fund	1,743,310	(501,895)	1,241,415

70	PIMCO Funds Semi-Annual Report I 9.30.03

Pacific Investment Management Series

Manager	Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributor LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Dechert LLP, 1775 I Street, N.W., Washington, D.C., 20006

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

9.30.03 I PIMCO Funds Semi-Annual Report	71

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